UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2023

Date of reporting period:	November 1 , 2022 – October 31, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Income Fund

Annual report
10 | 31 | 23

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PINCX

Putnam
Income
Fund

Annual report
10 | 31 | 23

Message from the Trustees

December 7, 2023

Dear Fellow Shareholder:

The U.S. economy has defied expectations of a recession year to date, with the pace of growth picking up speed in the third quarter. At the same time, volatility in financial markets has increased. Stock prices fell in late summer and early fall. Bond prices also declined during this time, while yields, which move in the opposite direction, rose. In October 2023, the 10-year U.S. Treasury yield, a key benchmark for setting mortgage rates, briefly rose above 5% for the first time since 2007.

Markets have been pressured by inflation, which has moderated but remains above the U.S. Federal Reserve’s target rate of 2%. In its continuing effort to bring down inflation, the Fed has indicated short-term interest rates will remain high heading into next year. This restrictive policy may keep the risk of recession alive in 2024 unless the U.S. economy slows without contracting.

Your investment team is analyzing shifting market conditions, actively navigating risks, and identifying attractive opportunities for your fund. An update on your fund is in the report that follows.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 8–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/23. See above and pages 8–11 for additional fund performance information. Index descriptions can be found on page 14.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Income Fund

Brett, please describe investing conditions during the reporting period.

Bond markets faced several headwinds over the period. Stubborn inflation, rising interest rates, banking turmoil, and a U.S. debt ceiling crisis weighed on investor sentiment. The U.S. Federal Reserve continued to raise short-term interest rates to counter high inflation, which remained above its 2% target rate.

In December 2022, as inflation gradually declined, the Fed began to reduce the size and pace of its interest-rate hikes. The U.S. economy, buoyed by a strong labor market, remained in expansion. Company fundamentals were positive, with quarterly earnings reports largely better than expected. Concerns that the Fed’s monetary tightening would tip the U.S. economy into a recession began to subside.

In calendar 2023, new risks emerged. Sticky inflation caused the Fed to keep interest rates higher for longer than anticipated. The failure of several U.S. regional banks in March and concern over the large federal deficit also cautioned investors. In May, U.S. Treasury yields moved higher following a resolution to the months-long U.S. debt ceiling debate. After skipping a rate hike in June, the Fed lifted rates

Income Fund 3

Credit qualities are shown as a percentage of the fund’s net assets as of 10/31/23. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time. Due to rounding, percentages may not equal 100%.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

in July. This brought the federal funds rate to a 22-year high of 5.25%–5.50%. The Fed held rates steady thereafter, but indicated another rate hike was possible before year-end calendar 2023.

Against this backdrop, credit spreads largely tightened over the period. [Credit spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury fluctuated during the period. It began the period at 4.10%, declined to a low of 3.30% in April 2023, and ended the period at 4.88%.

How did the fund perform for the 12 months ended October 31, 2023?

The fund returned 0.80%, outperforming its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned 0.36%.

Which holdings and strategies detracted from the fund’s performance relative to the benchmark for the reporting period?

The fund’s interest-rate and yield curve positioning were the primary detractors for the reporting period. In January 2023, Treasury rates rallied significantly across most of the curve, with the 10-year Treasury declining 37 basis points by month’s end. As rates rallied, interest-rate volatility fell, which weighed on our term structure positioning. Interest-rate volatility picked up after January 2023 as Treasury rates sold off. However, this was not enough to offset earlier losses.

Our exposure to commercial mortgage-backed securities [CMBS] also weighed on returns. Negative headlines surrounding office properties, along with regional U.S. banking stress, contributed to a broad decline in the CMBS market in the first quarter of 2023. The CMBS market stabilized thereafter but remained challenged by an uncertain economic outlook and weakening liquidity through period-end.

4 Income Fund

Can you discuss some contributors to fund performance relative to the benchmark for the reporting period?

Prepayment risk strategies, led by our agency interest-only [IO] securities, were notable contributors to relative performance during the period. Prepayment speeds fell over the period, benefiting our agency IO securities. Our tactical mortgage basis positioning also helped results. During the period, we maintained a long mortgage basis, but remained tactical. Our tactical decisions benefited the fund as the basis tightened in the first half of the period and minimized the impact of the basis widening in the second half of the period. [Our long mortgage basis positioning is a strategy that capitalizes on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages.]

Mortgage credit investments, led by our residential MBS, added to fund returns. Despite higher mortgage rates, the U.S. housing market proved to be resilient given constrained supply. Corporate credit holdings, led by our high-grade collateralized loan obligations [CLOs], also was additive. Loan prices recovered in calendar 2023 and CLO spreads tightened, which provided a tailwind for our holdings rated AAA and AA.

Allocations are shown as a percentage of the fund’s net assets as of 10/31/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Income Fund 5

How did you use derivatives during the reporting period?

We used futures for yield curve positioning and to hedge Treasury term structure risk. Interest-rate swaps were used to hedge term structure risk and for yield curve positioning. Options known as swaptions were used for hedging duration and convexity and for managing downside risks. Credit default swaps were used to hedge credit and market risks, to gain liquid exposure to individual names, and to gain exposure to specific sectors.

What is the team’s near-term outlook?

Our base-case scenario is that the rate of inflation will settle around 3.0%–3.5% and the U.S. will avoid a recession, in our view. In this case, we believe the Fed will have to keep rates higher for longer while quantitative tightening continues in the background. We expect fixed income spreads to stay flat to slightly tighter. Our alternate scenario is that the U.S. will experience a recession in late 2024, when the Fed’s tightening fully impacts the economy. If a recession does not arrive in calendar 2024, the Fed may not cut interest rates at all, in our view. As liquidity continues to be withdrawn, we expect financial market risks to increase.

What are your current views on the sectors in which the fund invests?

U.S. Treasury rates have traded higher since the resolution of the debt ceiling debate in May 2023. More recently, Treasury rates have rallied significantly on market expectations that point to a pause in the Fed’s rate hikes. Despite the Treasury rally, we believe the Fed will continue to keep interest rates higher for longer on the back of a strengthening U.S. economy and heavy Treasury issuance.

Healthy market technicals [supply/demand metrics] and positive macroeconomic data have kept investment-grade spread volatility low, in our view. These conditions were supportive of high-yield bonds, along with other risk assets. Year to date, corporate fundamentals have been resilient; most quarterly earnings reports surpassed expectations. Technicals also improved with a pickup in inflows in recent months. Low new issuance in high yield, coupled with an increased number of rising stars [companies that show the potential to improve their credit quality], also supported technicals, in our view. We believe valuations are modestly attractive. Credit spreads are pricing in a continued increase in defaults along with slower growth. However, these conditions do not indicate a harsh recession, in our view. Low U.S. dollar prices remain attractive with spreads at their long-term median. We believe risks to our outlook include increased banking volatility, policy missteps from global central banks, a more severe slowdown or recession than anticipated, and heightened geopolitical tensions.

We believe commercial real estate is facing meaningful headwinds and risks from a shift in office demand and rising costs of capital. Property values will likely face pressure over the medium term, with prices varying significantly by geography and property type, in our view. We believe much of the risk has been priced into the market based on substantial spread widening over the past 12 months. The most attractive relative value opportunities require detailed loan-level analysis and security selection, in our view.

U.S. homeowner balance sheets remain well positioned, supported by locked-in, ultra-low mortgage rates and substantial home price appreciation in recent years. We expect changes in home prices to be relatively flat through year-end calendar 2023. However, certain geographies that became overheated during the pandemic may begin to retract, in our view. At current levels, we believe attractive risk-adjusted return opportunities can be found across the capital stack.

We have a cautious intermediate outlook for emerging market [EM] credit. EM sovereigns appear overvalued across the quality spectrum.

6 Income Fund

We see the risks of recession and inflation in EM economies declining, which may be supportive of EM credit in the near term. We expect slightly more downside within the next three to nine months. We prefer to stay beta neutral [where portfolio risk is not correlated to broader market volatility] and seek relative value opportunities. We remain very selective when adding high-yield risk exposure.

We currently maintain a neutral to slightly long position to the mortgage basis but remain tactical. The systemic risk posed by regional bank failures appears to be behind us, and market supply should taper down in the near term. However, the future of bank demand remains uncertain and may hinge upon regulatory changes.

We expect mortgage prepayment speeds will be stable going forward. We believe our prepayment strategies can offer good protection against a recession that negatively impacts home prices or employment. In our view, many prepayment-sensitive assets now offer an attractive risk-adjusted return at current price levels, and significant upside potential if rates stabilize and volatility declines.

Thank you for your time and for bringing us up to date, Brett.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s monthly dividend rate for class A shares increased from $0.017 to $0.021 per share in February 2023. This adjustment reflects Putnam Management’s expectations for fund earnings in the current fixed income environment. Similar increases were made to other share classes of the fund.

Income Fund 7

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2023, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class M, R, R5, R6, and Y shares are not available to all investors.

Annualized fund performance Total return for periods ended 10/31/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/1/54)
Before sales charge	6.76%	0.78%	–0.53%	–6.09%	0.80%
After sales charge	6.70	0.37	–1.34	–7.36	–3.23
Class B (3/1/93)
Before CDSC	6.63	0.18	–1.27	–6.76	0.18
After CDSC	6.63	0.18	–1.59	–7.56	–4.44
Class C (7/26/99)
Before CDSC	6.67	0.18	–1.28	–6.77	0.04
After CDSC	6.67	0.18	–1.28	–6.77	–0.88
Class M (12/14/94)
Before sales charge	6.35	0.51	–0.80	–6.34	0.59
After sales charge	6.30	0.18	–1.45	–7.37	–2.68
Class R (1/21/03)
Net asset value	6.49	0.52	–0.77	–6.32	0.58
Class R5 (7/2/12)
Net asset value	6.88	1.06	–0.25	–5.79	1.05
Class R6 (7/2/12)
Net asset value	6.89	1.14	–0.17	–5.73	1.20
Class Y (6/16/94)
Net asset value	6.87	1.03	–0.27	–5.82	1.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B and C share performance reflects conversion to class A shares after eight years.

8 Income Fund

Comparative annualized index returns For periods ended 10/31/23

	Life of fund	10 years	5 years	3 years	1 year
Bloomberg U. S. Aggregate
Bond Index	—*	0.88%	–0.06%	–5.57%	0.36%
Lipper Core Bond Funds
category median†	—*	0.87	–0.09	–5.55	0.50

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Lipper peer group median is provided by Lipper, an LSEG company.

* The fund’s benchmark, the Bloomberg U.S. Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

† Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/23, there were 520, 490, 464, and 339 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $10,177 and $10,178, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $10,183. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $10,531, $11,114, $11,205, and $11,080, respectively.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

Income Fund 9

Fund price and distribution information For the 12-month period ended 10/31/23

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	12		12	12	12		12	12	12	12
Income	$0.483		$0.439	$0.442	$0.471		$0.471	$0.497	$0.506	$0.495
Capital gains	—		—	—	—		—	—	—	—
Total	$0.483		$0.439	$0.442	$0.471		$0.471	$0.497	$0.506	$0.495
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
10/31/22	$5.47	$5.70	$5.39	$5.41	$5.27	$5.45	$5.40	$5.54	$5.58	$5.58
10/31/23	5.05	5.26	4.98	4.99	4.85	5.01	4.98	5.12	5.16	5.17
Current rate	Before	After	Net	Net	Before	After	Net	Net	Net	Net
(end of	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
period)	charge	charge	value	value	charge	charge	value	value	value	value
Current
dividend rate[1]	4.99%	4.79%	4.34%	4.33%	4.95%	4.79%	4.82%	5.16%	5.35%	5.11%
Current
30-day
SEC yield
(with expense
limitation)[2,3]	N/A	5.61	5.09	5.09	N/A	5.42	5.60	6.15	6.22	6.10
Current
30-day
SEC yield
(without
expense
limitation)[3]	N/A	5.47	4.94	4.94	N/A	5.28	5.45	6.00	6.07	5.95

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 For a portion of the period, the fund had expense limitations, without which yields would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Income Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 9/30/23

	Life of fund	10 years	5 years	3 years	1 year
Class A (11/1/54)
Before sales charge	6.79%	1.07%	–0.44%	–5.70%	0.84%
After sales charge	6.73	0.66	–1.25	–6.97	–3.20
Class B (3/1/93)
Before CDSC	6.66	0.47	–1.14	–6.35	0.23
After CDSC	6.66	0.47	–1.46	–7.16	–4.39
Class C (7/26/99)
Before CDSC	6.69	0.47	–1.15	–6.36	0.28
After CDSC	6.69	0.47	–1.15	–6.36	–0.65
Class M (12/14/94)
Before sales charge	6.38	0.83	–0.66	–5.87	0.65
After sales charge	6.33	0.50	–1.31	–6.90	–2.62
Class R (1/21/03)
Net asset value	6.53	0.83	–0.66	–5.90	0.64
Class R5 (7/2/12)
Net asset value	6.91	1.37	–0.12	–5.39	1.28
Class R6 (7/2/12)
Net asset value	6.92	1.45	–0.07	–5.33	1.25
Class Y (6/16/94)
Net asset value	6.90	1.34	–0.18	–5.42	1.23

See the discussion following the fund performance table on page 8 for information about the calculation of fund performance.

Income Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Net expenses for the fiscal
year ended 10/31/22*	0.75%	1.50%	1.50%	1.00%	1.00%	0.45%	0.38%	0.50%
Total annual operating
expenses for the fiscal year
ended 10/31/22*	0.85%	1.60%	1.60%	1.10%	1.10%	0.55%	0.48%	0.60%
Annualized expense ratio
for the six-month period
ended 10/31/23†	0.75%	1.50%	1.50%	1.00%	1.00%	0.45%	0.38%	0.50%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/23 to 10/31/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.67	$7.34	$7.33	$4.90	$4.89	$2.21	$1.86	$2.45
Ending value (after expenses)	$943.80	$941.10	$939.60	$942.40	$942.00	$945.60	$945.30	$944.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365).

12 Income Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/23, use the following calculation method. To find the value of your investment on 5/1/23, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$3.82	$7.63	$7.63	$5.09	$5.09	$2.29	$1.94	$2.55
Ending value (after expenses)	$1,021.42	$1,017.64	$1,017.64	$1,020.16	$1,020.16	$1,022.94	$1,023.29	$1,022.68

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/23. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

Income Fund 13

Comparative index definitions

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper, an LSEG company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

14 Income Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of October 31, 2023, Putnam employees had approximately $466,000,000 and the Trustees had approximately $64,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in May 2023. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2022 through December 2022. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2022. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

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Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

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Trustee approval of management contracts

Consideration of your fund’s new and interim management and sub-management contracts

At their meeting on June 23, 2023, the Board of Trustees of your fund, including all of the Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam mutual funds, closed-end funds and exchange-traded funds (collectively, the “funds”) (the “Independent Trustees”) approved, subject to approval by your fund’s shareholders, a new management contract with Putnam Investment Management (“Putnam Management”) and a new sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”) (collectively, the “New Management Contracts”). The Trustees considered the proposed New Management Contracts in connection with the planned acquisition of Putnam U.S. Holdings I, LLC (“Putnam Holdings”) by a subsidiary of Franklin Resources, Inc. (“Franklin Templeton”). The Trustees considered that, on May 31, 2023, Franklin Templeton and Great-West Lifeco Inc., the parent company of Putnam Holdings, announced that they had entered into a definitive agreement for a subsidiary of Franklin Templeton to acquire Putnam Holdings in a stock and cash transaction (the “Transaction”). The Trustees noted that Putnam Holdings was the parent company of Putnam Management and PIL. The Trustees were advised that the Transaction would result in a “change of control” of Putnam Management and PIL and would cause your fund’s current Management Contract with Putnam Management and Sub-Management Contract with PIL (collectively, the “Current Management Contracts”) to terminate in accordance with the 1940 Act. The Trustees considered that the New Management Contracts would take effect upon the closing of the Transaction, which was expected to occur in the fourth quarter of 2023.

In addition to the New Management Contracts, the Trustees also approved interim management and sub-management contracts with Putnam Management and PIL, respectively (the “Interim Management Contracts”), which would take effect in the event that for any reason shareholder approval of a New Management Contract was not received by the time of the Transaction closing. The Trustees considered that each Interim Management Contract that became effective would remain in effect until shareholders approved the proposed New Management Contract, or until 150 days elapse after the closing of the Transaction, whichever occurred first. The considerations and conclusions discussed in connection with the Trustees’ consideration of the New Management Contracts and the continuance of your fund’s Current Management Contracts also apply to the Trustees’ consideration of the Interim Management Contracts, supplemented by consideration of the terms, nature and reason for any Interim Management Contract.

The Independent Trustees met with their independent legal counsel, as defined in Rule 0–1(a)(6) under the 1940 Act (their “independent legal counsel”), and representatives of Putnam Management and its parent company, Power Corporation of Canada, to discuss the potential Transaction, including the timing and structure of the Transaction and its implications for Putnam Management and the funds, during their regular meeting on November 18, 2022, and the full Board of Trustees further discussed these matters with representatives of Putnam Management at its regular meeting on December 15, 2022. At a special meeting on December 20, 2022, the full Board of Trustees met with representatives of Putnam Management, Power Corporation of Canada and Franklin Templeton to further discuss the potential Transaction, including Franklin Templeton’s strategic plans for Putnam Management’s asset management business and the funds, potential sources of synergy between Franklin Templeton and Putnam Management, potential areas of partnership between Power Corporation of Canada and Franklin Templeton, Franklin Templeton’s distribution capabilities, Franklin Templeton’s existing service provider relationships and Franklin Templeton’s recent acquisitions of other asset management firms.

In order to assist the Independent Trustees in their consideration of the New Management Contracts and other anticipated impacts of the Transaction on the funds and their shareholders, independent legal counsel for the Independent Trustees furnished an initial information request to Franklin Templeton (the “Initial Franklin Request”). At a special meeting of the full Board of Trustees held on January 25, 2023, representatives of Franklin Templeton addressed the firm’s responses to the Initial Franklin Request. At the meeting, representatives of Franklin Templeton

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discussed, among other things, the business and financial condition of Franklin Templeton and its affiliates, Franklin Templeton’s U.S. registered fund operations, its recent acquisition history, Franklin Templeton’s intentions regarding the operation of Putnam Management and the funds following the completion of the potential Transaction and expected benefits to the funds and Putnam Management that might result from the Transaction.

The Board of Trustees actively monitored developments with respect to the potential Transaction throughout the period leading up to the public announcement of a final sale agreement on May 31, 2023. The Independent Trustees met to discuss these matters at their regular meetings on January 27, April 20 and May 19, 2023. The full Board of Trustees also discussed developments at their regular meeting on February 23, 2023. Following the public announcement of the Transaction on May 31, 2023, independent legal counsel for the Independent Trustees furnished a supplemental information request (the “Supplemental Franklin Request”) to Franklin Templeton. At the Board of Trustees’ regular in-person meeting held on June 22–23, 2023, representatives of Putnam Management and Power Corporation of Canada provided further information regarding, among other matters, the final terms of the Transaction and efforts undertaken to retain Putnam employees. The Contract Committee of the Board of Trustees also met on June 22, 2023 to discuss Franklin Templeton’s responses to the Supplemental Franklin Request. Mr. Reynolds, the only Trustee affiliated with Putnam Management, participated in portions of these meetings to provide the perspective of the Putnam organization, but did not otherwise participate in the deliberations of the Independent Trustees or the Contract Committee regarding the potential Transaction.

After the presentations and after reviewing the written materials provided, the Independent Trustees met at their in-person meeting on June 23, 2023 to consider the New Management Contracts for each fund, proposed to become effective upon the closing of the Transaction, and the filing of a preliminary proxy statement. At this meeting and throughout the process, the Independent Trustees also received advice from their independent legal counsel regarding their responsibilities in evaluating the potential Transaction and the New Management Contracts. The Independent Trustees reviewed the terms of the proposed New Management Contracts and the differences between the New Management Contracts and the Current Management Contracts. They noted that the terms of the proposed New Management Contracts were substantially identical to the Current Management Contracts, except for certain changes designed largely to address differences among various of the existing contracts, which had been developed and implemented at different times in the past.

In considering the approval of the proposed New Management Contracts, the Board of Trustees took into account a number of factors, including:1

(i) Franklin Templeton’s and Putnam Management’s belief that the Transaction would not adversely affect the funds or their shareholders and their belief that the Transaction was likely to result in certain benefits (described below) for the funds and their shareholders;

(ii) That Franklin Templeton did not intend to make any material change in Putnam Management’s senior investment professionals (other than certain changes related to reporting structure and organization of personnel discussed below), including the portfolio managers of the funds, or to the firm’s operating locations as a result of the Transaction;

(iii) That Franklin Templeton intended for Putnam Management’s equity investment professionals to continue to operate largely independently from Franklin Templeton, reporting to Franklin Templeton’s Head of Public Markets following the Transaction;

(iv) That, while Putnam Management’s organizational structure was not expected to change immediately following the Transaction, Franklin Templeton intended to revise Putnam Management’s reporting structure in order to include Putnam Management’s fixed income investment professionals in Franklin Templeton’s fixed income group and to include Putnam Management’s Global Asset Allocation (“GAA”) investment professionals in Franklin Templeton’s investment solutions group, with both Franklin Templeton

1All subsequent references to Putnam Management describing the Board of Trustees’ considerations should be deemed to include references to PIL as necessary or appropriate in the context.

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groups reporting to Franklin Templeton’s Head of Public Markets;

(v) Franklin Templeton’s expectation that there would not be any changes in the investment objectives, strategies or portfolio holdings of the funds as a result of the Transaction;

(vi) That neither Franklin Templeton nor Putnam Management had any current plans to propose changes to the funds’ existing management fees or expense limitations, or current plans to make changes to the funds’ existing distribution arrangements;

(vii) Franklin Templeton’s and Putnam Management’s representations that, following the Transaction, there was not expected to be any diminution in the nature, quality and extent of services provided to the funds and their shareholders by Putnam Management and PIL, including compliance and other non-advisory services;

(viii) That Franklin Templeton did not currently plan to change the branding of the funds or to change the lineup of funds in connection with the Transaction but would continue to evaluate how best to position the funds in the market;

(ix) The possible benefits accruing to the funds and their shareholders as a result of the Transaction, including:

a. That the scale of Franklin Templeton’s investment operations platform would increase the investment and operational resources available to the funds;

b. That the Putnam open-end funds would benefit from Franklin Templeton’s large retail and institutional global distribution capabilities and significant network of intermediary relationships, which may provide additional opportunities for the funds to increase assets and reduce expenses by spreading expenses over a larger asset base; and

c. Potential benefits to shareholders of the Putnam open-end funds that could result from the alignment of certain fund features and shareholder benefits with those of other funds sponsored by Franklin Templeton and its affiliates and access to a broader array of investment opportunities;

(x) The financial strength, reputation, experience and resources of Franklin Templeton and its investment advisory subsidiaries;

(xi) Franklin Templeton’s expectation that the Transaction would not impact the capabilities or responsibilities of Putnam Management’s Investment Division (other than any impact related to reporting structure changes for Putnam Management’s equity, fixed income and GAA investment groups and to including Putnam Management’s fixed income and GAA investment professionals in existing Franklin Templeton investment groups, as discussed above) and that any changes to the Investment Division over the longer term would be made in order to achieve perceived operational efficiencies or improvements to the portfolio management process;

(xii) Franklin Templeton’s commitment to maintaining competitive compensation arrangements to allow Putnam Management to continue to attract and retain highly qualified personnel and Putnam Management’s and Franklin Templeton’s efforts to retain personnel, including efforts implemented since the Transaction was announced;

(xiii) That the current senior management teams at Putnam Management and Power Corporation of Canada had indicated their strong support of the Transaction and that Putnam Management had recommended that the Board of Trustees approve the New Management Contracts; and

(xiv) Putnam Management’s and Great-West Lifeco Inc.’s commitment to bear all expenses incurred by the funds in connection with the Transaction, including all costs associated with the proxy solicitation in connection with seeking shareholder approval of the New Management Contracts.

Finally, in considering the proposed New Management Contracts, the Board of Trustees also took into account their concurrent deliberations and conclusions, as described below, in connection with their annual review of the funds’ Current Management Contracts and the approval of their continuance, effective July 1, 2023, and the extensive materials that they had reviewed in connection with that review process.

Based upon the foregoing considerations, on June 23, 2023, the Board of Trustees, including all of the Independent Trustees, unanimously approved the proposed New Management Contracts and determined to recommend their approval to the shareholders of the funds.

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General conclusions — Current Management Contracts

The Board of Trustees oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Management and the sub-management contract with respect to your fund between Putnam Management and PIL. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees did not attempt to evaluate PIL as a separate entity.) The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Independent Trustees.

At the outset of the review process, members of the Board of Trustees’ independent staff and independent legal counsel considered any possible changes to the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and, as applicable, identified those changes to Putnam Management. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2023, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board of Trustees’ independent staff and by independent legal counsel for the funds and the Independent Trustees.

At the Board of Trustees’ June 2023 meeting, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At that meeting, the Contract Committee also met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s Current Management Contracts, effective July 1, 2023, and the approval of your fund’s New Management Contracts and Interim Management Contracts, as discussed above.

The Independent Trustees’ approvals were based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam mutual funds and closed-end funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with certain exceptions primarily involving newer funds (including the exchange-traded funds) or repositioned funds, the current fee arrangements under the vast majority of the funds’ management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders. The Trustees also took into account their concurrent deliberations and conclusions, and the materials that they had reviewed, in connection with their approval on June 23, 2023 of the Interim Management Contracts and the New Management Contracts, which had been proposed in light of the Transaction (which would

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cause the fund’s Current Management Contracts to terminate in accordance with applicable law or the terms of each contract).

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all funds, including fee levels and any breakpoints. Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (Two mutual funds and each of the exchange-traded funds have implemented so-called “all-in” or unitary management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee schedule for your fund would be appropriate at this time.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. The Trustees, Putnam Management and the funds’ investor servicing agent, Putnam Investor Services, Inc. (“PSERV”), have implemented expense limitations that were in effect during your fund’s fiscal year ending in 2022. These expense limitations were: (i) a contractual expense limitation applicable to specified mutual funds, including your fund, of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified mutual funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2022. Putnam Management and PSERV have agreed to maintain these expense limitations until at least February 28, 2025. In addition, Putnam Management contractually agreed to waive fees and/or reimburse expenses of your fund to the extent that expenses of the fund (excluding payments under the fund’s distribution plans, investor servicing fees, brokerage, interest, taxes, investment-related expenses, extraordinary expenses and acquired fund fees and expenses) would exceed an annual rate of 0.33% of its average net assets through at least February 28, 2025. Putnam Management and PSERV’s commitment to these expense limitation arrangements, which were intended to support an effort to have the mutual fund expenses meet competitive standards, was an important factor in the Trustees’ decision to approve your fund’s New Management Contracts and Interim Management Contracts and the continuance of your fund’s Current Management Contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fees), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the third quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2022. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2022 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to

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the investment management, investor servicing and distribution services provided to the funds, as applicable. In this regard, the Trustees also reviewed an analysis of the revenues, expenses and profitability of Putnam Management and its affiliates, allocated on a fund-by-fund basis, with respect to (as applicable) the funds’ management, distribution and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability in 2022 for each of the applicable agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place for each of the funds, including the fee schedule for your fund, represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of any economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees in connection with their annual contract review for the funds included information regarding services provided and fees charged by Putnam Management and its affiliates to other clients, including collective investment trusts offered in the defined contribution and defined benefit retirement plan markets, sub-advised mutual funds, private funds sponsored by affiliates of Putnam Management, model-only separately managed accounts and Putnam Management’s manager-traded separately managed account programs. This information included, in cases where a product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these clients as compared to the services provided to the funds. The Trustees observed that the differences in fee rates between these clients and the funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate marketplaces. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for 1940 Act-registered funds than for other clients, and the Trustees also considered the differences between the services that Putnam Management provides to the funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of Putnam Management’s investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with individual portfolio managers and with senior management of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that, in the aggregate, peer-relative and benchmark-relative Putnam fund performance was generally encouraging in 2022 against a backdrop of volatile equity and fixed income markets, driven by factors such as Russia’s invasion of Ukraine, increased tensions with China, disruptions in energy markets and broader supply chains, rising inflation and the significant tightening of monetary policy by the Board of Governors of the Federal Reserve in an effort to combat inflation. The Trustees further noted that, in the face of these numerous economic headwinds, corporate earnings and employment data had been generally robust throughout 2022. For the one-year period ended December 31, 2022, the Trustees noted that the Putnam funds, on an asset-weighted basis, ranked in the 41st percentile of their peers as determined by Lipper Inc. (“Lipper”) and, on an asset-weighted-basis, outperformed their benchmarks by 1.3% gross of fees over the one-year period. The Committee also noted that the funds’ aggregate performance over longer-term periods continued to be strong, with the funds, on an asset-weighted basis, ranking in the 34th, 27th and 22nd percentiles of their Lipper peers over the three-year, five-year and ten-year periods ended

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December 31, 2022, respectively. The Trustees further noted that the funds, in the aggregate, outperformed their benchmarks on a gross basis for each of the three-year, five-year and ten-year periods. The Trustees also considered the Morningstar Inc. ratings assigned to the funds and that 40 funds were rated four or five stars at the end of 2022, which represented an increase of 15 funds year-over-year. The Trustees also considered that seven funds were five-star rated at the end of 2022, which was a year-over-year decrease of two funds, and that 83% of the funds’ aggregate assets were in four- or five-star rated funds at year end.

In addition to the performance of the individual Putnam funds, the Trustees considered, as they had in prior years, the performance of The Putnam Fund complex versus competitor fund complexes, as reported in the Barron’s/Lipper Fund Families survey (the “Survey”). The Trustees noted that the Survey ranks mutual fund companies based on their performance across a variety of asset types, and that The Putnam Fund complex had performed exceptionally well in 2022. In this regard, the Trustees considered that the funds had ranked 9th out of 49 fund companies, 3rd out of 49 fund companies and 2nd out of 47 fund companies for the one-year, five-year and ten-year periods, respectively. The Trustees also noted that The Putnam Fund complex had been the only fund family to rank in the top ten in all three time periods. They also noted, however, the disappointing investment performance of some Putnam funds for periods ended December 31, 2022 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and, where relevant, actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor the performance of those funds.

For purposes of the Trustees’ evaluation of the Putnam funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and comparisons of those returns to the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper peer group (Lipper Core Bond Funds) for the one-year, three-year and five-year periods ended December 31, 2022 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st
Three-year period	4th
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2022, there were 509, 476 and 445 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the three-year period ended December 31, 2022 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over those periods was driven by disappointing performance in 2020 and 2021. The Trustees observed that significant underperformance in the securitized products sector in 2021 had contributed to the fund’s disappointing results, noting that prepayment strategies had suffered as a result of significantly elevated refinancing (given strong home price appreciation and low interest rates) relative to expectations. The Trustees considered that the fund’s underperformance was also driven by significant underperformance in the securitized products sector in 2020, which resulted from the outsized impact of the COVID-19 pandemic on the commercial mortgage sector. In addition, the Trustees considered the negative impact that the fund’s term structure strategies had on performance in 2021.

The Trustees noted Putnam Management’s observation that term structure strategies positively contributed to the fund’s performance over the three-year period ended December 31, 2022. The Trustees considered Putnam Management’s discussion regarding the ways in which the fund’s investment approach was evolving. The Trustees also considered that the fund had top quintile performance relative to its peers in 2022, partly due to the solid performance of the commercial mortgage sector. The Trustees noted that Putnam

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Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through certain initiatives, including structuring compensation for portfolio managers to enhance accountability for fund performance, emphasizing accountability in the portfolio management process and affirming its commitment to a fundamental-driven approach to investing.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. The Trustees also considered that Putnam Management has made changes in light of subpar investment performance when warranted. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues, the Trustees concluded that it continued to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund, with all the attendant risks and disruptions, would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; distribution and investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. In addition, with the assistance of their Brokerage Committee, the Trustees indicated their continued intent to monitor the allocation of the funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments made to Putnam Management’s affiliates by the mutual funds for distribution services and investor services. In conjunction with the review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with PSERV and its distributor’s contract and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the mutual funds to PSERV and PRM for such services were fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds and the costs incurred by PSERV and PRM in providing such services. Furthermore, the Trustees were of the view that the investor services provided by PSERV were required for the operation of the mutual funds, and that they were of a quality at least equal to those provided by other providers.

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Audited financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s audited financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Income Fund 25

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Putnam Income Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam Income Fund (the “Fund”) as of October 31, 2023, the related statement of operations for the year ended October 31, 2023, the statement of changes in net assets for each of the two years in the period ended October 31, 2023, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2023 and the financial highlights for each of the four years in the period ended October 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended October 31, 2019 and the financial highlights for the period ended on October 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 11, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 7, 2023

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

26 Income Fund

The fund’s portfolio 10/31/23

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (59.0%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (15.5%)
Government National Mortgage Association (ICE LIBOR USD 12 Month + 1.41%), 3.469%, 12/20/68	$1,020,503	$1,026,456
Government National Mortgage Association Pass-Through Certificates
6.50%, with due dates from 3/15/31 to 9/20/53	12,423,966	12,473,166
6.00%, TBA, 11/1/53	2,000,000	1,959,276
6.00%, with due dates from 12/20/48 to 9/20/53	12,525,666	12,317,861
5.50%, with due dates from 1/20/49 to 8/20/53	7,409,510	7,133,843
5.00%, with due dates from 6/15/40 to 10/20/49	4,986,776	4,732,716
4.70%, with due dates from 6/20/65 to 6/20/65	73,982	72,454
4.646%, 5/20/65	133,738	131,298
4.63%, 5/20/65	21,748	21,276
4.596%, 6/20/65	4,719	4,608
4.50%, TBA, 11/1/53	71,000,000	64,081,015
4.50%, with due dates from 5/20/44 to 7/20/52	3,832,293	3,506,606
4.438%, 5/20/65	490,115	477,306
4.421%, 8/20/65	26,311	25,534
4.405%, 6/20/65	22,087	21,434
4.356%, 5/20/65	24,277	23,742
4.28%, 6/20/65	17,038	16,532
4.00%, TBA, 11/1/53	50,000,000	43,925,636
4.00%, with due dates from 2/20/48 to 3/20/50	3,509,839	3,100,131
4.00%, 2/20/48 ##	1,999,973	1,785,856
3.50%, TBA, 11/1/53	6,000,000	5,112,829
3.50%, with due dates from 11/15/42 to 3/20/50	18,317,527	15,711,181
3.50%, 9/20/48 ##	1,035,315	894,614
3.50%, 8/20/48 ##	1,309,219	1,130,477
3.00%, TBA, 11/1/52	15,000,000	12,351,000
3.00%, with due dates from 3/20/43 to 2/20/50	2,593,155	2,139,481
		194,176,328
U.S. Government Agency Mortgage Obligations (43.5%)
3.50%, TBA, 11/1/31	1,000,000	912,969
Federal Home Loan Mortgage Corporation Pass-Through Certificates
5.50%, 9/1/53	5,074,478	4,835,765
5.00%, with due dates from 3/1/41 to 7/1/52	1,107,223	1,028,473
4.50%, with due dates from 7/1/44 to 11/1/49	504,541	464,054
4.00%, with due dates from 12/1/44 to 7/1/49	2,709,014	2,409,798
3.50%, with due dates from 4/1/42 to 11/1/47	2,925,313	2,495,697
3.00%, 10/1/46	1,236,077	1,016,698
3.00%, 5/1/38	4,141,040	3,619,609
3.00%, with due dates from 7/1/34 to 5/1/35	1,905,842	1,722,013
2.50%, with due dates from 4/1/43 to 1/1/52	9,653,515	7,527,781
2.00%, with due dates from 2/1/51 to 5/1/51	1,733,628	1,283,669
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 4/1/53	2,038,522	2,028,334
5.50%, with due dates from 1/1/33 to 8/1/53	7,121,956	6,772,833
5.00%, with due dates from 3/1/40 to 9/1/52	8,800,717	8,166,864
4.50%, with due dates from 7/1/44 to 11/1/49	2,482,989	2,274,037

Income Fund 27

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (59.0%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations cont.
Federal National Mortgage Association Pass-Through Certificates
4.00%, 1/1/57	$3,371,951	$2,896,037
4.00%, with due dates from 8/1/44 to 11/1/49	3,266,701	2,902,248
3.50%, with due dates from 5/1/56 to 9/1/57	8,454,271	6,994,690
3.50%, with due dates from 5/1/42 to 5/1/52	9,657,709	8,221,451
3.50%, 6/1/31	200,246	190,832
3.00%, with due dates from 9/1/42 to 3/1/47	8,886,475	7,319,611
3.00%, 5/1/37	2,007,610	1,794,449
2.50%, with due dates from 12/1/47 to 2/1/52	13,008,871	10,190,570
2.50%, 5/1/51 ##	2,916,550	2,260,277
2.50%, 9/1/36	4,946,191	4,340,929
2.00%, with due dates from 2/1/51 to 3/1/52	6,123,866	4,544,650
2.00%, with due dates from 2/1/37 to 3/1/37	7,142,171	6,083,220
2.00%, 3/1/37 ##	2,000,000	1,701,860
Uniform Mortgage-Backed Securities
6.50%, TBA, 11/1/53	28,000,000	27,822,813
6.00%, TBA, 11/1/53	152,000,000	147,891,258
4.00%, TBA, 11/1/53	4,000,000	3,455,937
3.50%, TBA, 11/1/53	33,000,000	27,466,055
3.00%, TBA, 11/1/53	43,000,000	34,361,369
3.00%, TBA, 11/1/37	1,000,000	893,047
2.50%, TBA, 11/1/53	126,000,000	96,552,427
2.50%, TBA, 11/1/38	3,000,000	2,612,930
2.00%, TBA, 11/1/53	117,000,000	85,879,369
2.00%, TBA, 11/1/38	9,000,000	7,619,098
1.50%, TBA, 11/1/38	8,000,000	6,571,001
		547,124,722
Total U.S. government and agency mortgage obligations (cost $767,772,123)		$741,301,050

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value
U.S. Treasury Notes 1.625%, 5/15/31 [i]	$556,000	$446,863
Total U.S. treasury obligations (cost $446,863)		$446,863

MORTGAGE-BACKED SECURITIES (30.8%)*	Principal amount	Value
Agency collateralized mortgage obligations (9.0%)
Federal Home Loan Mortgage Corporation
Strips FRB Ser. 406, Class F30, (US 30 Day Average SOFR + 1.15%), 6.471%, 10/25/53	$2,628,988	$2,628,505
REMICs Ser. 4132, Class IP, IO, 4.50%, 11/15/42	770,564	79,775
REMICs Ser. 4018, Class DI, IO, 4.50%, 7/15/41	252,568	14,384
REMICs Ser. 23-5349, Class IB, IO, 4.00%, 12/15/46	3,870,207	800,219
REMICs IFB Ser. 3408, Class EK, ((-4.024 x US 30 Day Average SOFR) + 25.33%), 3.924%, 4/15/37	239,962	248,924
REMICs IFB Ser. 3065, Class DC, ((-3 x US 30 Day Average SOFR) + 19.52%), 3.556%, 3/15/35	174,995	169,033
REMICs Ser. 5050, Class IM, IO, 3.50%, 10/25/50	2,756,199	504,746
REMICs Ser. 23-5349, Class IA, IO, 3.00%, 12/15/42	8,479,968	785,339

28 Income Fund

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 4738, Class QS, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.765%, 12/15/47	$10,646,869	$957,310
REMICs IFB Ser. 4461, Class SB, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.765%, 4/15/45	9,342,439	761,057
REMICs IFB Ser. 4839, Class WS, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.665%, 8/15/56	14,419,708	1,266,195
REMICs IFB Ser. 4077, Class HS, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.665%, 7/15/42	5,478,927	395,717
REMICs IFB Ser. 4839, Class AS, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.615%, 6/15/42	6,557,554	237,299
REMICs IFB Ser. 4994, Class SD, IO, ((-1 x US 30 Day Average SOFR) + 5.49%), 0.165%, 2/25/49	27,821,136	1,282,276
REMICs Ser. 3369, Class BO, PO, zero %, 9/15/37	3,818	2,909
REMICs Ser. 3391, PO, zero %, 4/15/37	37,424	30,047
REMICs Ser. 3210, PO, zero %, 5/15/36	784	772
REMICs FRB Ser. 3117, Class AF, zero %, 2/15/36	8,321	6,756
Federal National Mortgage Association
REMICs Ser. 15-33, Class AI, IO, 5.00%, 6/25/45	9,269,109	1,417,290
Interest Strip Ser. 409, Class C24, IO, 4.50%, 4/25/42	3,792,007	728,394
REMICs Ser. 18-3, Class AI, IO, 4.50%, 12/25/47	8,022,132	1,423,928
REMICs Ser. 17-72, Class ID, IO, 4.50%, 9/25/47	13,371,862	2,474,330
REMICs Ser. 23-49, Class IB, IO, 3.50%, 3/25/47	3,835,306	622,835
REMICs Ser. 12-128, Class QI, IO, 3.50%, 6/25/42	2,054,459	112,930
REMICs Ser. 23-49, Class IA, IO, 3.00%, 8/25/46	5,217,654	626,792
REMICs Ser. 21-12, Class NI, IO, 2.50%, 3/25/51	26,337,785	4,263,561
REMICs IFB Ser. 18-44, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.765%, 6/25/48	16,737,085	1,469,684
REMICs IFB Ser. 18-29, Class S, IO, ((-1 x US 30 Day Average SOFR) + 6.09%), 0.765%, 5/25/48	8,367,562	734,755
REMICs IFB Ser. 18-1, Class MS, IO, ((-1 x US 30 Day Average SOFR) + 6.04%), 0.715%, 2/25/48	5,138,911	451,247
REMICs IFB Ser. 19-3, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.665%, 2/25/49	14,499,060	801,943
REMICs IFB Ser. 18-94, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 5.99%), 0.665%, 1/25/49	3,049,412	179,863
REMICs IFB Ser. 20-12, Class SK, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.615%, 3/25/50	28,003,720	2,246,739
REMICs IFB Ser. 19-59, Class SD, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.615%, 10/25/49	9,912,197	757,553
REMICs IFB Ser. 16-8, Class SA, IO, ((-1 x US 30 Day Average SOFR) + 5.94%), 0.615%, 3/25/46	25,140,389	1,986,787
REMICs FRB Ser. 19-74, Class S, IO, ((-1 x US 30 Day Average SOFR) + 5.89%), 0.565%, 12/25/49	22,613,923	1,825,174
REMICs IFB Ser. 19-71, Class CS, IO, ((-1 x US 30 Day Average SOFR) + 5.89%), 0.565%, 11/25/49	7,202,347	771,018
REMICs IFB Ser. 19-57, Class LS, IO, ((-1 x US 30 Day Average SOFR) + 5.89%), 0.565%, 10/25/49	18,988,738	1,635,198
REMICs Ser. 03-34, PO, zero %, 4/25/43	61,869	51,192
REMICs Ser. 07-14, Class KO, PO, zero %, 3/25/37	38,055	29,344
REMICs Ser. 06-84, Class OT, PO, zero %, 9/25/36	3,855	2,933

Income Fund 29

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
FRB Ser. 23-152, Class FB, IO, 6.462%, 4/20/51 W	$3,221,000	$3,218,648
Ser. 09-79, Class IC, IO, 6.00%, 8/20/39	3,171,573	432,634
Ser. 14-180, IO, 5.00%, 12/20/44	6,846,156	1,350,267
Ser. 14-76, IO, 5.00%, 5/20/44	1,803,172	357,564
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	556,889	113,989
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	5,011,109	1,046,069
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	2,350,398	475,226
Ser. 19-83, IO, 4.50%, 6/20/49	8,924,723	1,806,900
Ser. 15-13, Class BI, IO, 4.50%, 1/20/45	9,991,994	1,933,023
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	791,656	137,264
Ser. 14-71, Class BI, IO, 4.50%, 5/20/29	622,791	13,602
Ser. 20-46, Class MI, IO, 4.00%, 4/20/50	16,818,593	3,161,970
Ser. 15-149, Class KI, IO, 4.00%, 10/20/45	4,853,091	822,744
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	6,511,942	1,190,134
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	1,835,079	304,142
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	1,762,834	299,825
Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	12,960,727	2,180,513
Ser. 19-158, Class PI, IO, 3.50%, 12/20/49	3,616,081	641,131
Ser. 19-151, Class NI, IO, 3.50%, 10/20/49	16,555,596	2,718,710
Ser. 12-136, IO, 3.50%, 11/20/42	5,840,068	831,336
Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	7,453,143	1,179,203
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	981,744	41,845
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	1,831,392	110,160
Ser. 14-100, Class JI, IO, 3.50%, 7/16/29	2,603,033	121,155
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	4,526,663	714,573
Ser. 14-30, Class KI, IO, 3.00%, 2/16/29	945,872	33,224
Ser. 14-5, Class LI, IO, 3.00%, 1/16/29	947,294	34,390
Ser. 13-164, Class CI, IO, 3.00%, 11/16/28	1,861,878	69,777
IFB Ser. 23-140, Class JS, IO, ((-2.488 x US 30 Day Average SOFR) + 16.05%), 2.809%, 9/20/53	1,424,539	1,213,304
Ser. 20-151, Class MI, IO, 2.50%, 10/20/50	28,884,152	3,935,466
Ser. 16-H11, Class HI, IO, 2.083%, 1/20/66 W	16,979,820	494,362
IFB Ser. 23-66, Class PS, ((-2.5 x US 30 Day Average SOFR) + 15.38%), 2.072%, 5/20/53	3,353,719	2,988,839
Ser. 17-H23, Class BI, IO, 1.86%, 11/20/67 W	11,535,825	508,730
Ser. 15-H12, Class AI, IO, 1.83%, 5/20/65 W	15,027,664	455,339
Ser. 15-H12, Class GI, IO, 1.814%, 5/20/65 W	18,294,036	735,420
Ser. 15-H20, Class AI, IO, 1.812%, 8/20/65 W	14,936,360	504,849
Ser. 15-H10, Class CI, IO, 1.784%, 4/20/65 W	16,496,799	577,388
Ser. 15-H12, Class EI, IO, 1.668%, 4/20/65 W	15,445,228	480,347
Ser. 15-H25, Class AI, IO, 1.577%, 9/20/65 W	12,985,826	345,423
Ser. 15-H01, Class CI, IO, 1.54%, 12/20/64 W	5,604,261	108,785
Ser. 14-H11, Class GI, IO, 1.494%, 6/20/64 W	26,527,263	747,830
Ser. 10-H19, Class GI, IO, 1.426%, 8/20/60 W	8,733,704	265,758
IFB Ser. 23-84, Class UA, ((-2 x US 30 Day Average SOFR) + 12.00%), 1.357%, 6/20/53	1,201,986	955,994
IFB Ser. 10-9, Class YD, IO, ((-1 x CME Term SOFR 1 Month) + 6.69%), 1.355%, 1/16/40	6,337,152	626,111

30 Income Fund

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 18-H17, Class GI, IO, 1.308%, 10/20/68 W	$15,636,266	$548,554
IFB Ser. 20-142, Class SB, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.846%, 9/20/50	27,781,475	2,691,191
IFB Ser. 20-112, Class MS, IO, ((-1 x CME Term SOFR 1 Month) + 6.19%), 0.846%, 8/20/50	4,981,343	465,364
IFB Ser. 14-131, Class BS, IO, ((-1 x CME Term SOFR 1 Month) + 6.09%), 0.751%, 9/16/44	8,983,398	872,065
IFB Ser. 20-98, Class KS, IO, ((-1 x CME Term SOFR 1 Month) + 6.09%), 0.746%, 7/20/50	26,784,044	2,329,181
IFB Ser. 12-149, Class GS, IO, ((-1 x CME Term SOFR 1 Month) + 6.09%), 0.746%, 12/20/42	8,314,995	568,081
IFB Ser. 19-123, Class SL, IO, ((-1 x CME Term SOFR 1 Month) + 6.04%), 0.696%, 10/20/49	14,347,245	976,594
IFB Ser. 18-168, Class KS, IO, ((-1 x CME Term SOFR 1 Month) + 6.04%), 0.696%, 12/20/48	17,210,309	1,349,197
IFB Ser. 18-148, Class GS, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.651%, 2/16/46	10,417,635	733,559
IFB Ser. 20-32, Class GS, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.646%, 3/20/50	14,140,114	1,169,362
IFB Ser. 20-11, Class SY, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.646%, 1/20/50	30,756,843	2,430,406
IFB Ser. 19-83, Class JS, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.646%, 7/20/49	10,555,792	839,502
IFB Ser. 19-83, Class SW, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.646%, 7/20/49	15,020,708	1,229,295
IFB Ser. 19-65, Class BS, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.646%, 5/20/49	6,828,175	458,239
IFB Ser. 19-20, Class SB, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.646%, 2/20/49	14,549,231	1,120,338
IFB Ser. 18-155, Class SE, IO, ((-1 x CME Term SOFR 1 Month) + 5.99%), 0.646%, 11/20/48	7,586,309	582,491
IFB Ser. 19-119, Class KS, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.601%, 9/16/49	18,853,593	1,838,563
IFB Ser. 20-55, Class SA, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.596%, 4/20/50	39,009,636	3,012,714
IFB Ser. 19-125, Class SG, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.596%, 10/20/49	3,913,471	364,956
IFB Ser. 20-34, Class SQ, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.596%, 10/20/49	15,567,738	1,185,263
IFB Ser. 19-108, Class S, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.596%, 8/20/49	11,140,706	757,568
IFB Ser. 19-44, Class SA, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.596%, 4/20/49	8,676,247	535,264
IFB Ser. 19-30, Class SH, IO, ((-1 x CME Term SOFR 1 Month) + 5.94%), 0.596%, 3/20/49	12,824,074	914,736
FRB Ser. 20-47, Class SG, IO, ((-1 x CME Term SOFR 1 Month) + 5.89%), 0.546%, 2/20/49	34,944,576	2,231,910
IFB Ser. 19-121, Class SD, IO, ((-1 x CME Term SOFR 1 Month) + 5.89%), 0.546%, 10/20/49	2,777,321	262,351
FRB Ser. 15-H16, Class XI, IO, 0.519%, 7/20/65 W	11,897,869	575,857

Income Fund 31

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 16-H23, Class NI, IO, 0.457%, 10/20/66 W	$21,605,231	$820,999
IFB Ser. 10-31, Class SA, IO, ((-1 x CME Term SOFR 1 Month) + 5.64%), 0.296%, 3/20/40	9,351,588	513,963
Ser. 17-H12, Class QI, IO, 0.238%, 5/20/67 W	10,695,419	340,082
Ser. 17-H18, Class CI, IO, 0.215%, 9/20/67 W	8,047,870	568,311
Ser. 16-H24, Class JI, IO, 0.102%, 11/20/66 W	9,107,226	427,088
Ser. 15-H26, Class DI, IO, 0.09%, 10/20/65 W	11,104,084	403,556
Ser. 18-H02, Class EI, IO, 0.05%, 1/20/68 W	9,015,592	372,849
Ser. 15-H25, Class CI, IO, 0.046%, 10/20/65 W	11,146,183	381,200
Ser. 18-H05, Class AI, IO, 0.036%, 2/20/68 W	12,095,490	483,131
Ser. 15-H04, Class AI, IO, 0.023%, 12/20/64 W	15,229,579	406,120
Ser. 17-H10, Class MI, IO, 0.02%, 4/20/67 W	10,055,605	270,496
Ser. 17-H08, Class NI, IO, 0.019%, 3/20/67 W	7,394,927	226,285
Ser. 20-H02, Class GI, IO, zero %, 1/20/70 W	20,222,268	940,153
Ser. 19-H14, Class IB, IO, zero %, 8/20/69 W	15,645,298	682,774
Ser. 19-H02, Class DI, IO, zero %, 11/20/68 W	13,156,821	598,956
IFB Ser. 11-70, Class YI, IO, ((-1 x CME Term SOFR 1 Month) + 4.89%), zero %, 12/20/40	3,452,720	9,105
		112,556,385
Commercial mortgage-backed securities (13.7%)
ACRES Commercial Realty, Ltd. 144A FRB Ser. 21-FL1, Class A, (CME Term SOFR 1 Month + 1.31%), 6.65%, 6/15/36	433,151	426,806
AREIT CRE Trust 144A FRB Ser. 20-CRE4, Class D, 8.64%, 4/15/37	5,788,000	5,396,153
Banc of America Commercial Mortgage Trust
FRB Ser. 16-UB10, Class C, 4.825%, 7/15/49 W	167,000	143,013
FRB Ser. 15-UBS7, Class B, 4.343%, 9/15/48 W	4,306,000	3,876,707
FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	133,828	274
BANK
FRB Ser. 20-BN26, Class XA, IO, 1.211%, 3/15/63 W	39,602,848	2,083,644
FRB Ser. 18-BN13, Class XA, IO, 0.435%, 8/15/61 W	173,608,220	3,231,943
Barclays Commercial Mortgage Trust 144A
FRB Ser. 19-C5, Class F, 2.601%, 11/15/52 W	4,179,000	2,070,886
Ser. 19-C5, Class D, 2.50%, 11/15/52	528,000	305,252
BDS Ltd. 144A FRB Ser. 21-FL8, Class A, 6.369%, 1/18/36 (Cayman Islands)	177,357	174,254
BDS, Ltd. 144A
FRB Ser. 21-FL10, Class A, (CME Term SOFR 1 Month + 1.46%), 6.799%, 12/16/36 (Cayman Islands)	1,387,000	1,369,259
FRB Ser. 21-FL9, Class A, (CME Term SOFR 1 Month + 1.18%), 6.519%, 11/16/38 (Cayman Islands)	305,998	299,824
CD Commercial Mortgage Trust FRB Ser. 17-CD6, Class C, 4.231%, 11/13/50 W	3,594,000	2,776,392
CD Commercial Mortgage Trust 144A Ser. 17-CD3, Class D, 3.25%, 2/10/50	416,000	166,308
CFCRE Commercial Mortgage Trust 144A
FRB Ser. 11-C2, Class D, 5.249%, 12/15/47 W	333,800	313,772
FRB Ser. 11-C2, Class E, 5.249%, 12/15/47 W	175,000	142,891

32 Income Fund

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust
FRB Ser. 16-P6, Class B, 4.159%, 12/10/49 W	$1,631,000	$1,430,059
FRB Ser. 14-GC19, Class XA, IO, 1.018%, 3/11/47 W	35,378,697	34,176
FRB Ser. 13-GC17, Class XA, IO, 0.795%, 11/10/46 W	2,831,206	28
COMM Mortgage Trust
Ser. 12-LC4, Class B, 4.934%, 12/10/44 W	1,939,789	1,745,735
FRB Ser. 14-CR17, Class C, 4.76%, 5/10/47 W	300,000	275,167
FRB Ser. 14-CR18, Class C, 4.734%, 7/15/47 W	2,758,000	2,666,584
FRB Ser. 18-COR3, Class C, 4.559%, 5/10/51 W	6,172,000	4,160,155
Ser. 14-LC17, Class B, 4.49%, 10/10/47 W	2,308,000	2,188,858
FRB Ser. 14-UBS6, Class C, 4.433%, 12/10/47 W	591,000	497,856
FRB Ser. 14-UBS4, Class XA, IO, 1.082%, 8/10/47 W	26,219,506	69,744
FRB Ser. 14-LC15, Class XA, IO, 1.035%, 4/10/47 W	53,883,041	13,546
FRB Ser. 15-CR23, Class XA, IO, 0.841%, 5/10/48 W	27,025,418	237,848
FRB Ser. 14-LC17, Class XA, IO, 0.654%, 10/10/47 W	15,047,942	50,456
FRB Ser. 19-GC44, Class XA, IO, 0.633%, 8/15/57 W	89,242,414	2,197,157
COMM Mortgage Trust 144A
FRB Ser. 13-LC13, Class D, 5.419%, 8/10/46 W	720,000	632,627
FRB Ser. 12-CR1, Class D, 5.137%, 5/15/45 W	1,281,935	880,370
FRB Ser. 13-CR13, Class E, 5.01%, 11/10/46 W	1,524,000	785,336
FRB Ser. 14-CR17, Class D, 4.824%, 5/10/47 W	233,000	187,154
FRB Ser. 14-CR19, Class D, 4.629%, 8/10/47 W	1,540,000	1,384,203
FRB Ser. 14-CR14, Class D, 4.612%, 2/10/47 W	2,864,000	2,152,536
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,918,000	356,886
FRB Ser. 13-CR6, Class D, 3.859%, 3/10/46 W	1,683,000	1,144,440
Ser. 13-LC6, Class E, 3.50%, 1/10/46	2,370,000	1,857,085
Ser. 15-LC19, Class D, 2.867%, 2/10/48	4,252,000	3,617,350
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 08-C1, Class AJ, 5.816%, 2/15/41 W	9,821,289	3,014,655
FRB Ser. 07-C2, Class AX, IO, 0.013%, 1/15/49 W	6,131,637	61
CSAIL Commercial Mortgage Trust
FRB Ser. 15-C1, Class C, 4.25%, 4/15/50 W	3,954,000	2,993,476
FRB Ser. 19-C17, Class XA, IO, 1.344%, 9/15/52 W	59,360,345	3,145,760
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.75%, 4/15/50 W	219,000	133,638
CSMC Trust FRB Ser. 16-NXSR, Class XA, IO, 0.679%, 12/15/49 W	97,609,785	1,505,631
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.359%, 8/10/44 W	5,263,148	4,695,771
Federal Home Loan Mortgage Corporation 144A Multifamily Structured Credit Risk FRB Ser. 21-MN3, Class M2, 9.321%, 11/25/51	478,000	453,826
FREMF Mortgage Trust 144A FRB Ser. 18-KF43, Class B, (US 30 Day Average SOFR + 2.15%), 7.581%, 1/25/28	2,579,818	2,401,924
GS Mortgage Securities Corp., II 144A Ser. 13-GC10, Class C, 4.285%, 2/10/46 W	8,476,911	8,123,329
GS Mortgage Securities Trust
FRB Ser. 14-GC18, Class C, 5.089%, 1/10/47 W	276,000	207,034
FRB Ser. 14-GC22, Class C, 4.685%, 6/10/47 W	1,990,000	1,179,863
FRB Ser. 14-GC18, Class XA, IO, 0.969%, 1/10/47 W	14,709,494	147
FRB Ser. 14-GC22, Class XA, IO, 0.93%, 6/10/47 W	63,805,604	116,662
FRB Ser. 14-GC26, Class XA, IO, 0.903%, 11/10/47 W	31,612,652	193,201

Income Fund 33

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C12, Class C, 3.958%, 7/15/45 W	$245,582	$219,125
FRB Ser. 14-C25, Class XA, IO, 0.797%, 11/15/47 W	23,156,293	111,683
FRB Ser. 14-C22, Class XA, IO, 0.785%, 9/15/47 W	18,115,842	61,288
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.15%, 8/15/46 W	3,534,000	1,805,222
FRB Ser. 14-C25, Class D, 3.933%, 11/15/47 W	3,567,000	1,929,779
Ser. 14-C25, Class E, 3.332%, 11/15/47 W	4,818,000	1,206,461
JPMDB Commercial Mortgage Securities Trust
FRB Ser. 18-C8, Class C, 4.764%, 6/15/51 W	226,000	177,163
FRB Ser. 19-COR6, Class XA, IO, 0.924%, 11/13/52 W	68,469,681	2,605,847
JPMorgan Chase Commercial Mortgage Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	2,084,954	1,970,740
Ser. 13-LC11, Class B, 3.499%, 4/15/46	858,000	716,345
FRB Ser. 13-LC11, Class XA, IO, 0.951%, 4/15/46 W	1,900,063	19
FRB Ser. 13-C16, Class XA, IO, 0.44%, 12/15/46 W	3,555,617	36
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 11-C3, Class D, 5.526%, 2/15/46 W	1,395,000	948,259
FRB Ser. 11-C3, Class F, 5.526%, 2/15/46 W	4,436,000	1,019,136
FRB Ser. 12-C6, Class E, 4.964%, 5/15/45 W	1,443,000	1,181,804
FRB Ser. 12-LC9, Class D, 3.784%, 12/15/47 W	621,000	482,394
FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46 W	2,038,000	509,500
FRB Ser. 21-1MEM, Class E, 2.654%, 10/9/42 W	5,750,000	3,181,826
MF1 Multifamily Housing Mortgage Loan Trust 144A FRB Ser. 21-FL5, Class A, 6.30%, 7/15/36	184,804	182,537
MF1 Multifamily Housing Mortgage Loan, Ltd. 144A FRB Ser. 21-FL7, Class C, IO, (CME Term SOFR 1 Month + 2.16%), 7.499%, 10/16/36 (Cayman Islands)	1,304,500	1,226,058
MF1 Multifamily Housing Mortgage, Ltd. 144A FRB Ser. 21-FL6, Class A, (CME Term SOFR 1 Month + 1.21%), 6.549%, 7/16/36 (Cayman Islands)	769,310	755,963
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C27, Class C, 4.493%, 12/15/47 W	4,917,000	4,238,691
FRB Ser. 14-C16, Class B, 4.281%, 6/15/47 W	289,000	264,146
FRB Ser. 15-C21, Class C, 4.126%, 3/15/48 W	300,000	233,746
FRB Ser. 15-C26, Class XA, IO, 0.963%, 10/15/48 W	31,568,157	313,582
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 12-C5, Class E, 4.618%, 8/15/45 W	540,000	488,430
FRB Ser. 13-C10, Class E, 3.962%, 7/15/46 W	4,172,000	972,155
FRB Ser. 13-C10, Class F, 3.962%, 7/15/46 W	2,331,000	117,254
Ser. 14-C17, Class E, 3.50%, 8/15/47	2,709,000	2,215,049
Morgan Stanley Capital I Trust
FRB Ser. 18-L1, Class C, 4.782%, 10/15/51 W	263,000	200,195
Ser. 15-UBS8, Class B, 4.315%, 12/15/48 W	319,000	255,371
FRB Ser. 16-BNK2, Class XA, IO, 0.956%, 11/15/49 W	22,549,209	489,532
FRB Ser. 18-H4, Class XA, IO, 0.822%, 12/15/51 W	51,802,571	1,700,782
FRB Ser. 18-H3, Class XA, IO, 0.801%, 7/15/51 W	50,461,445	1,425,071
FRB Ser. 16-UB12, Class XA, IO, 0.649%, 12/15/49 W	64,794,602	1,033,461

34 Income Fund

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E, 5.164%, 3/15/45 W	$1,406,000	$1,015,273
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 9.185%, 3/25/50	3,346,953	3,196,564
FRB Ser. 19-01, Class M10, 8.685%, 10/25/49	5,961,657	5,740,565
PFP, Ltd. 144A
FRB Ser. 21-7, Class AS, 6.599%, 4/14/38 (Cayman Islands)	2,102,940	2,075,800
FRB Ser. 21-8, Class A, 6.448%, 8/9/37 (Cayman Islands)	48,072	47,271
Ready Capital Mortgage Financing, LLC 144A
FRB Ser. 22-FL8, Class AS, 7.421%, 1/25/37	313,000	312,478
FRB Ser. 21-FL7, Class AS, 6.939%, 11/25/36	3,900,000	3,796,111
FRB Ser. 21-FL7, Class A, 6.639%, 11/25/36	667,744	659,687
TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E, 8.00%, 12/28/38 (In default) †	1,661,295	17
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.001%, 12/15/50 W	62,567,809	1,912,035
FRB Ser. 18-C12, Class XA, IO, 0.865%, 8/15/51 W	105,566,401	3,590,904
UBS-Barclays Commercial Mortgage Trust 144A Ser. 13-C6, Class E, 3.50%, 4/10/46	1,319,000	624,726
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.258%, 11/15/48 W	974,548	1,520
Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 05-C21, Class E, 5.097%, 10/15/44 W	2,583,892	2,061,688
Wells Fargo Commercial Mortgage Trust
FRB Ser. 18-C46, Class C, 4.97%, 8/15/51 W	412,000	308,825
Ser. 15-LC20, Class C, 4.056%, 4/15/50 W	2,575,000	2,294,075
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	1,121,000	854,423
FRB Ser. 19-C50, Class XA, IO, 1.41%, 5/15/52 W	44,373,924	2,448,677
FRB Ser. 20-C55, Class XA, IO, 1.293%, 2/15/53 W	64,703,103	3,681,212
FRB Ser. 17-C41, Class XA, IO, 1.153%, 11/15/50 W	78,702,091	2,890,224
FRB Ser. 14-LC16, Class XA, IO, 1.047%, 8/15/50 W	45,901,859	87,452
Wells Fargo Commercial Mortgage Trust 144A
Ser. 16-C33, Class D, 3.123%, 3/15/59	2,203,000	1,583,545
Ser. 19-C50, Class D, 3.00%, 5/15/52	8,290,000	4,688,589
WF-RBS Commercial Mortgage Trust
Ser. 14-C21, Class C, 4.234%, 8/15/47 W	1,812,000	1,530,734
Ser. 13-C11, Class B, 3.714%, 3/15/45 W	1,483,740	1,301,982
FRB Ser. 14-C22, Class XA, IO, 0.761%, 9/15/57 W	26,324,282	89,292
FRB Ser. 14-C23, Class XA, IO, 0.546%, 10/15/57 W	52,785,400	158,166
FRB Ser. 13-C14, Class XA, IO, 0.348%, 6/15/46 W	3,029,678	30
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 13-UBS1, Class D, 5.052%, 3/15/46 W	3,873,000	3,737,257
Ser. 11-C4, Class F, 5.00%, 6/15/44 W	6,151,000	4,015,035
Ser. 11-C4, Class E, 4.979%, 6/15/44 W	1,776,768	1,224,199
FRB Ser. 11-C4, Class C, 4.979%, 6/15/44 W	1,409,558	1,306,823
FRB Ser. 12-C10, Class D, 4.394%, 12/15/45 W	1,105,000	614,564
FRB Ser. 12-C10, Class E, 4.394%, 12/15/45 W	3,645,000	1,002,375
		172,598,480

Income Fund 35

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) (8.1%)
Angel Oak Mortgage Trust 144A Ser. 23-3, Class A1, 4.80%, 9/26/67	$1,381,067	$1,285,730
Arroyo Mortgage Trust 144A
Ser. 19-3, Class M1, 4.204%, 10/25/48 W	3,050,000	2,357,239
Ser. 20-1, Class A3, 3.328%, 3/25/55	150,000	124,801
Bellemeade Re, Ltd. 144A
FRB Ser. 20-2A, Class B1, (US 30 Day Average SOFR + 8.50%), 13.935%, 8/26/30 (Bermuda)	1,278,000	1,289,914
FRB Ser. 19-4A, Class M1C, (ICE LIBOR USD 1 Month + 2.50%), 7.939%, 10/25/29 (Bermuda)	2,646,347	2,649,609
BRAVO Residential Funding Trust 144A
FRB Ser. 21-HE2, Class B1, (US 30 Day Average SOFR + 2.40%), 7.721%, 11/25/69	3,000,000	2,840,232
Ser. 20-RPL1, Class M1, 3.25%, 5/26/59 W	5,430,000	4,703,846
Bunker Hill Loan Depositary Trust 144A FRB Ser. 20-1, Class A3, 3.253%, 2/25/55 W	2,100,000	1,774,968
Cascade Funding Mortgage Trust 144A Ser. 21-HB6, Class M3, 3.735%, 6/25/36 W	2,000,000	1,903,022
Chevy Chase Funding, LLC Mortgage-Backed Certificates 144A FRB Ser. 04-3A, Class A2, (CME Term SOFR 1 Month + 0.41%), 5.739%, 8/25/35	532,105	474,372
Citigroup Mortgage Loan Trust. Inc. 144A Ser. 22-A, Class A1, 6.17%, 9/25/62	512,073	492,852
COLT Funding, LLC 144A Ser. 21-1, Class B1, 3.144%, 6/25/66 W	2,996,000	1,702,874
COLT Mortgage Loan Trust 144A Ser. 20-2, Class A2, 3.094%, 3/25/65 W	175,000	166,030
Credit Suisse Mortgage Trust 144A FRB Ser. 20-RPL3, Class A1, 4.064%, 3/25/60 W	66,100	64,014
Deephaven Residential Mortgage Trust Ser. 22-3, Class A3, 5.30%, 7/25/67 W	3,112,507	2,937,907
Eagle Re, Ltd. 144A FRB Ser. 18-1, Class M1, (ICE LIBOR USD 1 Month + 1.70%), 7.139%, 11/25/28 (Bermuda)	1,755,056	1,756,284
Ellington Financial Mortgage Trust 144A FRB Ser. 20-1, Class A2, 3.149%, 5/25/65 W	131,000	119,391
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA3, Class M3, (US 30 Day Average SOFR + 5.11%), 10.435%, 12/25/28	98,081	104,335
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (US 30 Day Average SOFR + 4.81%), 10.135%, 4/25/28	77,518	81,135
Seasoned Credit Risk Transfer Trust Ser. 19-3, Class M, 4.75%, 10/25/58 W	4,560,000	4,148,614
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M2, (US 30 Day Average SOFR + 5.25%), 10.571%, 3/25/42	6,323,000	6,672,738
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA5, Class B1, (US 30 Day Average SOFR + 4.80%), 10.121%, 10/25/50	2,275,000	2,474,417
Structured Agency Credit Risk Debt FRN Ser. 22-HQA2, Class M1B, (US 30 Day Average SOFR + 4.00%), 9.321%, 7/25/42	1,000,000	1,047,286
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA2, Class M2, (US 30 Day Average SOFR + 3.21%), 8.535%, 3/25/50	43,500	44,988
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2, Class B1, (US 30 Day Average SOFR + 2.61%), 7.935%, 2/25/50	83,000	83,243

36 Income Fund

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA4, Class M2, (US 30 Day Average SOFR + 2.35%), 7.671%, 12/25/41	$3,732,140	$3,624,052
Structured Agency Credit Risk Debt FRN Ser. 21-DNA2, Class M2, (US 30 Day Average SOFR + 2.30%), 7.621%, 8/25/33	738,225	740,988
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA3, Class M1A, (US 30 Day Average SOFR + 2.30%), 7.621%, 8/25/42	1,039,866	1,052,165
Structured Agency Credit Risk Trust FRB Ser. 19-FTR2, Class M2, (US 30 Day Average SOFR + 2.26%), 7.585%, 11/25/48	928,000	937,280
Structured Agency Credit Risk Trust FRB Ser. 19-DNA3, Class M2, (US 30 Day Average SOFR + 2.16%), 7.485%, 7/25/49	223,816	224,936
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA6, Class M1A, (US 30 Day Average SOFR + 2.15%), 7.471%, 9/25/42	336,152	339,049
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA1, Class M2, (US 30 Day Average SOFR + 2.01%), 7.335%, 1/25/50	634,665	637,728
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA2, Class M2, (US 30 Day Average SOFR + 1.96%), 7.285%, 2/25/50	882,661	890,109
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-DNA1, Class M2, (US 30 Day Average SOFR + 1.81%), 7.135%, 1/25/50	3,233	3,242
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1A, (US 30 Day Average SOFR + 1.00%), 6.321%, 1/25/42	771,370	764,737
Seasoned Credit Risk Transfer Trust Ser. 19-2, Class M, 4.75%, 8/25/58 W	539,000	457,395
Seasoned Credit Risk Transfer Trust Ser. 19-4, Class M, 4.50%, 2/25/59 W	2,024,000	1,705,984
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (US 30 Day Average SOFR + 6.86%), 12.185%, 8/25/28	22,456	23,947
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (US 30 Day Average SOFR + 5.66%), 10.985%, 4/25/28	3,486	3,630
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (US 30 Day Average SOFR + 4.90%), 10.335%, 11/25/24	6,195	6,430
Connecticut Avenue Securities Trust FRB Ser. 18-C05, Class 1M2, (US 30 Day Average SOFR + 2.46%), 7.785%, 1/25/31	1,122,374	1,146,131
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1EB1, (US 30 Day Average SOFR + 1.36%), 6.685%, 7/25/29	11,362	11,366
Connecticut Avenue Securities FRB Ser. 17-C07, Class 1EB2, (US 30 Day Average SOFR + 1.11%), 6.435%, 5/25/30	71,874	71,880
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2B1, (US 30 Day Average SOFR + 4.46%), 9.785%, 7/25/31	100,000	106,500
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1B1, (US 30 Day Average SOFR + 4.46%), 9.785%, 4/25/31	4,500,000	4,771,179
Connecticut Avenue Securities Trust FRB Ser. 19-R02, Class 1B1, (US 30 Day Average SOFR + 4.26%), 9.585%, 8/25/31	1,521,780	1,597,010
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 8.321%, 1/25/42	884,000	884,553
Connecticut Avenue Securities Trust FRB Ser. 22-R07, Class 1M1, (US 30 Day Average SOFR + 2.95%), 8.271%, 6/25/42	919,737	943,385
Connecticut Avenue Securities Trust FRB Ser. 22-R06, Class 1M1, (US 30 Day Average SOFR + 2.75%), 8.071%, 5/25/42	830,684	849,616

Income Fund 37

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (US 30 Day Average SOFR + 2.56%), 7.885%, 7/25/31	$71,472	$71,738
Connecticut Avenue Securities Trust FRB Ser. 22-R08, Class 1M1, (US 30 Day Average SOFR + 2.55%), 7.871%, 7/25/42	484,607	492,620
Connecticut Avenue Securities Trust FRB Ser. 18-R07, Class 1M2, (US 30 Day Average SOFR + 2.51%), 7.835%, 4/25/31	13,073	13,115
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (US 30 Day Average SOFR + 2.26%), 7.585%, 11/25/39	607,929	612,556
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1M2, (US 30 Day Average SOFR + 2.16%), 7.485%, 1/25/40	1,296,882	1,310,884
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2, (US 30 Day Average SOFR + 2.11%), 7.435%, 1/25/40	719,688	721,615
Connecticut Avenue Securities Trust FRB Ser. 22-R05, Class 2M1, (US 30 Day Average SOFR + 1.90%), 7.221%, 4/25/42	1,461,875	1,465,529
Connecticut Avenue Securities Trust FRB Ser. 23-R06, Class 1M1, (US 30 Day Average SOFR + 1.70%), 7.021%, 7/25/43	934,464	934,456
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 6.521%, 1/25/42	190,397	189,608
Finance of America HECM Buyout 144A Ser. 22-HB2, Class A1A, 4.00%, 8/1/32 W	2,693,111	2,578,205
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	1,826,554	1,678,609
GS Mortgage-Backed Securities Trust 144A FRB Ser. 20-RPL1, Class M2, 3.835%, 7/25/59 W	1,125,000	811,042
Morgan Stanley Resecuritization Trust 144A Ser. 15-R4, Class CB1, 4.638%, 8/26/47 W	2,700,052	2,573,060
New York Mortgage Trust 144A Ser. 21-BPL1, Class A1, 2.239%, 5/25/26	2,162,692	2,142,080
NRZ Excess Spread-Collateralized Notes 144A Ser. 20-PLS1, Class A, 3.844%, 12/25/25	661,269	617,668
NYMT Loan Trust 144A Ser. 22-SP1, Class A1, 5.25%, 7/25/62	3,185,845	3,074,567
OBX Trust 144A Ser. 23-NQM7, Class A1, 6.844%, 4/25/63	1,847,418	1,843,908
PRKCM Trust 144A Ser. 23-AFC2, Class A1, 6.482%, 6/25/58	6,866,410	6,866,410
RMF Proprietary Issuance Trust 144A Ser. 22-3, Class A, 4.00%, 8/25/62 W	1,903,000	1,492,517
Towd Point Mortgage Trust 144A
Ser. 19-2, Class A2, 3.75%, 12/25/58 W	327,000	271,410
FRB Ser. 15-6, Class M1, 3.75%, 4/25/55 W	865,423	842,608
Ser. 18-5, Class M1, 3.25%, 7/25/58 W	209,000	149,481
Verus Securitization Trust 144A Ser. 20-INV1, Class A3, 3.889%, 3/25/60 W	1,990,000	1,862,766
Visio Trust 144A Ser. 22-1, Class A2, 5.85%, 8/25/57	1,633,348	1,575,113
Vista Point Securitization Trust 144A Ser. 20-1, Class A2, 2.77%, 3/25/65 W	196,981	194,224
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR13, Class A1B2, (CME Term SOFR 1 Month + 0.97%), 6.299%, 10/25/45	797,078	720,989
FRB Ser. 05-AR13, Class A1C4, (CME Term SOFR 1 Month + 0.97%), 6.299%, 10/25/45	2,690,050	2,433,258

38 Income Fund

MORTGAGE-BACKED SECURITIES (30.8%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR17, Class A1B2, (CME Term SOFR 1 Month + 0.93%), 6.259%, 12/25/45	$1,424,788	$1,230,631
FRB Ser. 05-AR2, Class 2A1B, (CME Term SOFR 1 Month + 0.85%), 6.179%, 1/25/45	290,673	280,571
		102,144,371
Total mortgage-backed securities (cost $462,077,923)		$387,299,236

CORPORATE BONDS AND NOTES (30.1%)*	Principal amount	Value
Basic materials (1.8%)
Air Products & Chemicals, Inc. sr. unsec. notes 1.50%, 10/15/25	$419,000	$388,005
Axalta Coating Systems, LLC 144A company guaranty sr. unsec. notes 3.375%, 2/15/29	240,000	197,272
Boise Cascade Co. 144A company guaranty sr. unsec. notes 4.875%, 7/1/30	110,000	94,625
Builders FirstSource, Inc. 144A company guaranty sr. unsec. bonds 6.375%, 6/15/32	105,000	96,103
Cabot Corp. sr. unsec. bonds 5.00%, 6/30/32	333,000	296,579
Celanese US Holdings, LLC company guaranty sr. unsec. bonds 6.379%, 7/15/32 (Germany)	495,000	464,615
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.55%, 11/15/30 (Germany)	900,000	865,667
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.33%, 7/15/29 (Germany)	793,000	764,401
Celanese US Holdings, LLC company guaranty sr. unsec. notes 6.165%, 7/15/27 (Germany)	4,090,000	3,992,038
Celanese US Holdings, LLC company guaranty sr. unsec. notes 1.40%, 8/5/26 (Germany)	240,000	209,015
CF Industries, Inc. company guaranty sr. unsec. bonds 4.95%, 6/1/43	1,487,000	1,147,936
CF Industries, Inc. 144A company guaranty sr. notes 4.50%, 12/1/26	42,000	40,023
Commercial Metals Co. sr. unsec. notes 4.375%, 3/15/32	115,000	92,484
FMC Corp. sr. unsec. unsub. notes 5.65%, 5/18/33	1,379,000	1,215,695
Freeport-McMoRan, Inc. company guaranty sr. unsec. notes 5.25%, 9/1/29 (Indonesia)	485,000	456,223
Georgia-Pacific, LLC 144A sr. unsec. notes 0.95%, 5/15/26	461,000	408,959
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 6.375%, 10/6/30	1,285,000	1,258,906
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 2.50%, 9/1/30	1,883,000	1,462,667
Glencore Funding, LLC 144A company guaranty sr. unsec. notes 1.625%, 9/1/25	384,000	354,627
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/1/29	490,000	407,053
HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes 6.125%, 4/1/29 (Canada)	105,000	93,955
Huntsman International, LLC sr. unsec. notes 4.50%, 5/1/29	1,695,000	1,516,066
International Flavors & Fragrances, Inc. sr. unsec. bonds 5.00%, 9/26/48	380,000	273,399

Income Fund 39

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Basic materials cont.
International Flavors & Fragrances, Inc. sr. unsec. notes 4.45%, 9/26/28	$775,000	$708,791
International Flavors & Fragrances, Inc. 144A sr. unsec. notes 2.30%, 11/1/30	334,000	248,040
International Flavors & Fragrances, Inc. 144A sr. unsec. unsub. notes 1.23%, 10/1/25	220,000	198,339
International Paper Co. sr. unsec. bonds 5.00%, 9/15/35	405,000	367,533
Minsur SA sr. unsec. notes Ser. REGS, 4.50%, 10/28/31 (Peru)	510,000	413,738
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%, 4/1/29 (Canada)	1,231,000	1,129,546
Resideo Funding, Inc. 144A company guaranty sr. unsec. unsub. notes 4.00%, 9/1/29	120,000	96,300
Sherwin-Williams Co. (The) sr. unsec. unsub. bonds 3.45%, 6/1/27	401,000	371,417
Westlake Corp. sr. unsec. bonds 2.875%, 8/15/41	1,123,000	659,865
Westlake Corp. sr. unsec. notes 0.875%, 8/15/24	230,000	220,610
Westlake Corp. sr. unsec. unsub. notes 3.60%, 8/15/26	634,000	595,324
WestRock Co. company guaranty sr. unsec. unsub. notes 3.75%, 3/15/25	240,000	232,472
WestRock MWV, LLC company guaranty sr. unsec. unsub. notes 8.20%, 1/15/30	585,000	633,984
Weyerhaeuser Co. sr. unsec. unsub. bonds 3.375%, 3/9/33 R	410,000	325,362
WR Grace Holdings, LLC 144A sr. notes 7.375%, 3/1/31	100,000	92,500
		22,390,134
Capital goods (1.9%)
Benteler International AG 144A company guaranty sr. notes 10.50%, 5/15/28 (Austria)	225,000	226,406
Berry Global Escrow Corp. 144A sr. notes 4.875%, 7/15/26	600,000	572,514
Berry Global, Inc. 144A company guaranty sr. notes 1.65%, 1/15/27	4,144,000	3,570,930
Berry Global, Inc. 144A company guaranty sr. notes 1.57%, 1/15/26	2,653,000	2,396,906
Boeing Co. (The) sr. unsec. notes 3.625%, 2/1/31	599,000	504,877
Boeing Co. (The) sr. unsec. notes 2.196%, 2/4/26	2,865,000	2,632,451
Boeing Co. (The) sr. unsec. unsub. bonds 3.375%, 6/15/46	1,005,000	606,328
Boeing Co. (The) sr. unsec. unsub. notes 6.125%, 2/15/33	1,840,000	1,810,962
Caterpillar, Inc. sr. unsec. sub. notes 2.60%, 9/19/29	583,000	502,669
DP World Salaam jr. unsec. sub. FRN 6.00%, 1/1/26 (United Arab Emirates)	310,000	302,250
General Dynamics Corp. company guaranty sr. unsec. unsub. notes 2.25%, 6/1/31	615,000	486,041
GFL Environmental, Inc. 144A company guaranty sr. notes 3.50%, 9/1/28 (Canada)	115,000	98,467
Howmet Aerospace, Inc. sr. unsec. unsub. bonds 5.95%, 2/1/37	45,000	41,108
Howmet Aerospace, Inc. sr. unsec. unsub. notes 3.00%, 1/15/29	1,170,000	987,558
L3Harris Technologies, Inc. sr. unsec. notes 3.85%, 12/15/26	1,084,000	1,021,171
Lockheed Martin Corp. sr. unsec. unsub. notes 3.90%, 6/15/32	546,000	477,920
Northrop Grumman Corp. sr. unsec. notes 2.93%, 1/15/25	227,000	219,249
Northrop Grumman Corp. sr. unsec. unsub. notes 3.25%, 1/15/28	1,472,000	1,341,429
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	2,776,000	2,630,587
RTX Corp. sr. unsec. bonds 5.375%, 2/27/53	475,000	402,643
Republic Services, Inc. sr. unsec. notes 0.875%, 11/15/25	492,000	446,423
Ritchie Bros Holdings, Inc. 144A company guaranty sr. unsec. unsub. notes 7.75%, 3/15/31	95,000	95,119

40 Income Fund

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Capital goods cont.
RTX Corp. sr. unsec. notes 5.15%, 2/27/33	$488,000	$450,215
Terex Corp. 144A company guaranty sr. unsec. notes 5.00%, 5/15/29	110,000	96,288
TransDigm, Inc. 144A sr. notes 6.875%, 12/15/30	100,000	96,556
Waste Connections, Inc. sr. unsec. bonds 4.20%, 1/15/33	73,000	63,348
Waste Connections, Inc. sr. unsec. bonds 3.20%, 6/1/32	515,000	416,883
Waste Connections, Inc. sr. unsec. notes 4.25%, 12/1/28	181,000	169,504
Waste Management, Inc. company guaranty sr. unsec. notes 4.875%, 2/15/29	1,187,000	1,143,963
Waste Management, Inc. company guaranty sr. unsec. notes 0.75%, 11/15/25	72,000	65,596
		23,876,361
Communication services (2.4%)
American Tower Corp. sr. unsec. bonds 2.70%, 4/15/31 R	962,000	743,817
American Tower Corp. sr. unsec. notes 2.90%, 1/15/30 R	1,505,000	1,227,330
American Tower Corp. sr. unsec. sub. bonds 3.70%, 10/15/49 R	690,000	427,737
American Tower Corp. sr. unsec. sub. notes 2.75%, 1/15/27 R	637,000	571,884
AT&T, Inc. company guaranty sr. unsec. unsub. notes 2.30%, 6/1/27	3,101,000	2,739,688
AT&T, Inc. sr. unsec. unsub. bonds 4.50%, 3/9/48	450,000	325,837
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	1,907,000	1,755,558
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	976,000	700,476
AT&T, Inc. sr. unsec. unsub. notes 4.25%, 3/1/27	1,581,000	1,500,385
AT&T, Inc. sr. unsec. unsub. notes 1.65%, 2/1/28	309,000	258,332
Bell Canada (The) company guaranty sr. unsec. unsub. bonds 2.15%, 2/15/32 (Canada)	625,000	465,952
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec. unsub. notes 4.75%, 2/1/32	285,000	222,460
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. notes 5.05%, 3/30/29	303,000	280,281
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. bonds 4.80%, 3/1/50	309,000	203,690
Charter Communications Operating, LLC/Charter Communications Operating Capital Corp. company guaranty sr. sub. notes 4.908%, 7/23/25	678,000	662,934
Comcast Corp. company guaranty sr. unsec. unsub. bonds 2.35%, 1/15/27	568,000	513,452
Crown Castle, Inc. sr. unsec. bonds 3.80%, 2/15/28 R	971,000	875,714
Crown Castle, Inc. sr. unsec. bonds 3.65%, 9/1/27 R	1,055,000	959,091
Crown Castle, Inc. sr. unsec. sub. bonds 3.30%, 7/1/30 R	1,119,000	919,831
DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. 144A sr. notes 5.875%, 8/15/27	73,000	63,965
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	3,053,000	2,579,739
Equinix, Inc. sr. unsec. sub. notes 1.00%, 9/15/25 R	270,000	245,858
Rogers Communications, Inc. company guaranty sr. unsec. unsub. bonds 4.30%, 2/15/48 (Canada)	150,000	100,716
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes 4.50%, 3/15/43 (Canada)	440,000	317,424

Income Fund 41

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Communication services cont.
Rogers Communications, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 3.80%, 3/15/32 (Canada)	$732,000	$593,617
SBA Communications Corp. sr. unsec. notes 3.125%, 2/1/29 R	120,000	99,216
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	2,207,000	2,263,447
T-Mobile USA, Inc. company guaranty sr. notes 3.875%, 4/15/30	44,000	38,311
T-Mobile USA, Inc. company guaranty sr. notes 3.75%, 4/15/27	4,348,000	4,043,490
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.75%, 1/15/54	412,000	361,684
T-Mobile USA, Inc. company guaranty sr. unsec. bonds 5.05%, 7/15/33	1,320,000	1,188,426
Telefonica Europe BV company guaranty sr. unsec. unsub. notes 8.25%, 9/15/30 (Spain)	435,000	472,977
Time Warner Cable Enterprises, LLC company guaranty sr. unsub. notes 8.375%, 7/15/33	1,955,000	2,039,655
Verizon Communications, Inc. sr. unsec. unsub. notes 4.329%, 9/21/28	567,000	527,921
Verizon Communications, Inc. sr. unsec. unsub. notes 2.10%, 3/22/28	381,000	324,992
Vmed O2 UK Financing I PLC 144A sr. notes 4.75%, 7/15/31 (United Kingdom)	210,000	169,030
		30,784,917
Consumer cyclicals (2.4%)
Alimentation Couche-Tard, Inc. 144A company guaranty sr. unsec. notes 3.55%, 7/26/27 (Canada)	1,679,000	1,544,680
Alimentation Couche-Tard, Inc. 144A sr. unsec. notes 2.95%, 1/25/30 (Canada)	1,260,000	1,042,958
Amazon.com, Inc. sr. unsec. unsub. bonds 2.70%, 6/3/60	407,000	218,273
Amazon.com, Inc. sr. unsec. unsub. notes 2.10%, 5/12/31	1,523,000	1,200,538
American Builders & Contractors Supply Co., Inc. 144A sr. notes 4.00%, 1/15/28	500,000	448,828
Autonation, Inc. company guaranty sr. unsec. notes 4.50%, 10/1/25	228,000	220,118
Bath & Body Works, Inc. 144A company guaranty sr. unsec. unsub. bonds 6.625%, 10/1/30	235,000	217,562
Block, Inc. sr. unsec. notes 3.50%, 6/1/31	1,785,000	1,377,582
Booking Holdings, Inc. sr. unsec. sub. notes 4.625%, 4/13/30	1,430,000	1,332,302
Boyd Gaming Corp. 144A sr. unsec. bonds 4.75%, 6/15/31	115,000	95,438
Caesars Entertainment, Inc. 144A sr. notes 7.00%, 2/15/30	100,000	96,509
Carnival Corp. 144A notes 9.875%, 8/1/27	100,000	104,230
Dick’s Sporting Goods, Inc. sr. unsec. notes 3.15%, 1/15/32	657,000	495,806
Discovery Communications, LLC company guaranty sr. unsec. unsub. notes 4.90%, 3/11/26	1,270,000	1,237,434
Gartner, Inc. 144A company guaranty sr. unsec. bonds 3.75%, 10/1/30	1,341,000	1,109,932
Gartner, Inc. 144A company guaranty sr. unsec. notes 3.625%, 6/15/29	255,000	215,337
Global Payments, Inc. sr. unsec. notes 1.20%, 3/1/26	290,000	258,565
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 9.00%, perpetual maturity	100,000	93,000
Hyatt Hotels Corp. sr. unsec. notes 5.75%, 4/23/30	410,000	388,704
Hyatt Hotels Corp. sr. unsec. notes 5.375%, 4/23/25	1,007,000	994,046

42 Income Fund

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
iHeartCommunications, Inc. company guaranty sr. notes 6.375%, 5/1/26	$120,000	$97,812
IHO Verwaltungs, GmbH 144A sr. notes 6.375%, 5/15/29 (Germany) ‡‡	250,000	217,651
Interpublic Group of Cos., Inc. (The) sr. unsec. unsub. notes 2.40%, 3/1/31	495,000	381,162
JELD-WEN, Inc. 144A company guaranty sr. unsec. notes 4.875%, 12/15/27	115,000	97,479
Kontoor Brands, Inc. 144A company guaranty sr. unsec. notes 4.125%, 11/15/29	120,000	98,700
Las Vegas Sands Corp. sr. unsec. unsub. notes 3.90%, 8/8/29	115,000	99,290
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/29/27	2,769,000	2,634,497
Levi Strauss & Co. 144A sr. unsec. sub. bonds 3.50%, 3/1/31	285,000	221,891
Light & Wonder International, Inc. 144A company guaranty sr. unsec. notes 7.25%, 11/15/29	230,000	223,047
Masonite International Corp. 144A company guaranty sr. unsec. notes 3.50%, 2/15/30	120,000	95,019
Mattamy Group Corp. 144A sr. unsec. notes 4.625%, 3/1/30 (Canada)	260,000	212,279
Mattel, Inc. 144A company guaranty sr. unsec. notes 3.75%, 4/1/29	182,000	155,690
McGraw-Hill Education, Inc. 144A sr. notes 5.75%, 8/1/28	120,000	101,136
Moody’s Corp. sr. unsec. notes 3.25%, 1/15/28	1,475,000	1,340,070
Neptune Bidco US, Inc. 144A sr. notes 9.29%, 4/15/29	110,000	97,080
Netflix, Inc. sr. unsec. notes 5.875%, 2/15/25	90,000	89,986
Netflix, Inc. sr. unsec. unsub. notes 4.375%, 11/15/26	1,627,000	1,564,936
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	1,236,000	1,198,391
News Corp. 144A sr. unsec. notes 3.875%, 5/15/29	115,000	98,438
Nexstar Media, Inc. 144A company guaranty sr. unsec. notes 4.75%, 11/1/28	115,000	96,587
O’Reilly Automotive, Inc. sr. unsec. notes 4.35%, 6/1/28	530,000	500,496
Paramount Global sr. unsec. notes 4.75%, 5/15/25	115,000	112,351
Paramount Global sr. unsec. unsub. notes 4.20%, 6/1/29	223,000	188,770
PetSmart, Inc./PetSmart Finance Corp. 144A company guaranty sr. notes 4.75%, 2/15/28	275,000	243,342
PulteGroup, Inc. company guaranty sr. unsec. notes 5.00%, 1/15/27	495,000	481,043
Royal Caribbean Cruises, Ltd. 144A company guaranty sr. unsec. unsub. notes 9.25%, 1/15/29	95,000	99,165
S&P Global, Inc. company guaranty sr. unsec. bonds 2.50%, 12/1/29	1,993,000	1,667,484
S&P Global, Inc. company guaranty sr. unsec. notes 2.45%, 3/1/27	386,000	349,302
S&P Global, Inc. company guaranty sr. unsec. notes 1.25%, 8/15/30	439,000	326,408
Sands China, Ltd. sr. unsec. notes 5.65%, 8/8/28 (Hong Kong)	550,000	508,783
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. notes 4.125%, 7/1/30	125,000	99,252
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	115,000	103,165
Standard Industries, Inc. 144A sr. unsec. notes 4.375%, 7/15/30	120,000	98,043
Stellantis Finance US, Inc. 144A company guaranty sr. unsec. notes 1.711%, 1/29/27	422,000	366,220

Income Fund 43

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Tapestry, Inc. sr. unsec. notes 4.125%, 7/15/27	$552,000	$499,977
Taylor Morrison Communities, Inc. 144A sr. unsec. bonds 5.125%, 8/1/30	255,000	214,303
TJX Cos., Inc. (The) sr. unsec. notes 3.875%, 4/15/30	548,000	493,066
Vulcan Materials Co. sr. unsec. unsub. bonds 4.70%, 3/1/48	385,000	299,391
Walt Disney Co. (The) company guaranty sr. unsec. notes 3.35%, 3/24/25	604,000	585,081
Warnermedia Holdings, Inc. company guaranty sr. unsec. notes 4.279%, 3/15/32	2,070,000	1,716,269
		30,764,894
Consumer staples (1.3%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr. notes 3.50%, 2/15/29 (Canada)	115,000	98,322
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29	120,000	102,312
Aramark Services, Inc. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	109,000	99,969
Ashtead Capital, Inc. 144A company guaranty sr. unsec. bonds 5.95%, 10/15/33	570,000	520,047
Ashtead Capital, Inc. 144A company guaranty sr. unsec. notes 2.45%, 8/12/31	505,000	372,444
Ashtead Capital, Inc. 144A notes 4.375%, 8/15/27	2,395,000	2,217,536
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A company guaranty sr. unsec. notes 4.75%, 4/1/28	110,000	94,388
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 7.00%, 10/15/37	331,000	344,295
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 5.625%, 3/15/42	470,000	422,868
ERAC USA Finance, LLC 144A company guaranty sr. unsec. notes 3.85%, 11/15/24	815,000	797,308
Haleon US Capital, LLC company guaranty sr. unsec. unsub. notes 3.375%, 3/24/27	1,331,000	1,227,410
Haleon US Capital, LLC sr. unsec. unsub. bonds 4.00%, 3/24/52	670,000	470,567
Herc Holdings, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/27	105,000	98,698
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 144A company guaranty sr. unsec. bonds 6.75%, 3/15/34	1,605,000	1,504,013
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. company guaranty sr. unsec. notes 5.75%, 4/1/33	520,000	459,274
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. company guaranty sr. unsec. notes 3.00%, 2/2/29	1,240,000	1,020,911
Kenvue, Inc. company guaranty sr. unsec. notes Ser. REGS, 4.90%, 3/22/33	2,170,000	2,033,375
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/53	393,000	337,664
Kenvue, Inc. company guaranty sr. unsec. unsub. notes Ser. REGS, 5.05%, 3/22/28	1,115,000	1,094,183
Keurig Dr Pepper, Inc. company guaranty sr. unsec. notes 4.05%, 4/15/32	565,000	486,028
Keurig Dr Pepper, Inc. company guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	126,000	123,258

44 Income Fund

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Consumer staples cont.
Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec. notes 4.375%, 1/31/32	$120,000	$99,284
Match Group Holdings II, LLC 144A sr. unsec. notes 4.125%, 8/1/30	120,000	97,504
McCormick & Co., Inc. sr. unsec. notes 1.85%, 2/15/31	215,000	159,365
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 6.30%, 10/15/37	770,000	778,183
McDonald’s Corp. sr. unsec. unsub. bonds Ser. MTN, 3.625%, 9/1/49	635,000	420,866
Unilever Capital Corp. company guaranty sr. unsec. unsub. bonds 5.90%, 11/15/32 (Netherlands)	477,000	483,073
US Foods, Inc. 144A company guaranty sr. unsec. notes 4.75%, 2/15/29	110,000	97,037
		16,060,182
Energy (1.9%)
Antero Resources Corp. 144A sr. unsec. notes 5.375%, 3/1/30	110,000	100,377
Callon Petroleum Co. 144A company guaranty sr. unsec. notes 7.50%, 6/15/30	105,000	101,699
Centennial Resource Production, LLC 144A company guaranty sr. unsec. notes 6.875%, 4/1/27	100,000	98,114
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	3,440,000	3,079,997
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 4.00%, 3/1/31	90,000	75,363
Cheniere Energy Partners LP company guaranty sr. unsec. unsub. notes 3.25%, 1/31/32	710,000	550,561
Civitas Resources, Inc. 144A company guaranty sr. unsec. unsub. notes 8.75%, 7/1/31	225,000	227,085
Columbia Pipelines Operating Co., LLC 144A sr. unsec. bonds 6.544%, 11/15/53	724,000	663,712
Columbia Pipelines Operating Co., LLC 144A sr. unsec. notes 5.927%, 8/15/30	1,145,000	1,105,444
Diamondback Energy, Inc. company guaranty sr. unsec. notes 6.25%, 3/15/33	2,045,000	2,018,475
Diamondback Energy, Inc. company guaranty sr. unsec. notes 3.25%, 12/1/26	1,366,000	1,273,221
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	101,000	96,888
EnLink Midstream, LLC 144A company guaranty sr. unsec. unsub. notes 6.50%, 9/1/30	105,000	100,786
Hess Midstream Operations LP 144A company guaranty sr. unsec. notes 4.25%, 2/15/30	115,000	98,403
KazMunayGas National Co. JSC sr. unsec. notes Ser. REGS, 4.75%, 4/19/27 (Kazakhstan)	330,000	307,725
Kinetik Holdings LP 144A company guaranty sr. unsec. notes 5.875%, 6/15/30	722,000	662,471
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	115,000	106,628
Occidental Petroleum Corp. sr. unsec. sub. notes 8.50%, 7/15/27	3,189,000	3,397,784
Occidental Petroleum Corp. sr. unsec. sub. notes 7.50%, 5/1/31	40,000	41,944
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	415,000	403,081
ONEOK, Inc. company guaranty sr. unsec. notes 6.35%, 1/15/31	390,000	384,693
ONEOK, Inc. company guaranty sr. unsec. sub. bonds 6.05%, 9/1/33	1,200,000	1,150,029

Income Fund 45

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Energy cont.
ONEOK, Inc. company guaranty sr. unsec. unsub. notes 6.10%, 11/15/32	$1,136,000	$1,094,702
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.50%, 8/15/34	490,000	468,750
Ovintiv, Inc. company guaranty sr. unsec. bonds 6.25%, 7/15/33	167,000	158,746
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/28	852,000	827,202
Ovintiv, Inc. company guaranty sr. unsec. notes 5.65%, 5/15/25	120,000	119,343
Ovintiv, Inc. company guaranty sr. unsec. unsub. notes 8.125%, 9/15/30	70,000	74,776
Patterson-UTI Energy, Inc. sr. unsec. sub. notes 5.15%, 11/15/29	555,000	496,306
Petrobras Global Finance BV company guaranty sr. unsec. unsub. bonds 6.50%, 7/3/33 (Brazil)	386,000	359,428
Petroleos Mexicanos company guaranty sr. unsec. notes Ser. REGS, 10.00%, 2/7/33 (Mexico)	50,000	44,213
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	110,000	78,705
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	642,000	473,357
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.49%, 1/23/27 (Mexico)	260,000	230,262
Rockcliff Energy II, LLC 144A sr. unsec. notes 5.50%, 10/15/29	110,000	99,284
SM Energy Co. sr. unsec. unsub. notes 6.50%, 7/15/28	105,000	101,085
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 2/1/29	110,000	101,616
Targa Resources Partners LP/Targa Resources Partners Finance Corp. company guaranty sr. unsec. unsub. notes 4.875%, 2/1/31	2,571,000	2,266,421
Venture Global LNG, Inc. 144A sr. notes 8.375%, 6/1/31	230,000	219,479
		23,258,155
Financials (10.7%)
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.40%, 10/29/33 (Ireland)	495,000	370,161
AerCap Ireland Capital DAC/AerCap Global Aviation Trust company guaranty sr. unsec. bonds 3.30%, 1/30/32 (Ireland)	1,881,000	1,456,249
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	1,245,000	1,142,264
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	976,000	821,564
Air Lease Corp. sr. unsec. unsub. notes 4.25%, 9/15/24	155,000	152,312
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	1,027,000	1,002,396
Ally Financial, Inc. sr. unsec. notes 4.75%, 6/9/27	386,000	349,496
American Express Co. sr. unsec. unsub. notes 3.375%, 5/3/24	694,000	685,436
American International Group, Inc. sr. unsec. sub. notes 2.50%, 6/30/25	415,000	391,662
Aon PLC company guaranty sr. unsec. unsub. notes 4.25%, 12/12/42	1,034,000	728,639
Ares Capital Corp. sr. unsec. sub. notes 7.00%, 1/15/27	220,000	219,194
Ares Capital Corp. sr. unsec. sub. notes 3.875%, 1/15/26	6,952,000	6,501,516
Athene Global Funding 144A notes 2.55%, 11/19/30	495,000	372,816
Athene Global Funding 144A notes 1.73%, 10/2/26	1,043,000	906,308
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. FRB 2.57%, 11/25/35 (Australia)	1,345,000	971,002

46 Income Fund

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Financials cont.
Australia and New Zealand Banking Group, Ltd. 144A unsec. sub. notes 4.40%, 5/19/26 (Australia)	$482,000	$458,723
Banco Santander SA unsec. sub. notes 5.179%, 11/19/25 (Spain)	5,600,000	5,405,838
Bank of America Corp. sr. unsec. FRN Ser. MTN, 2.496%, 2/13/31	1,673,000	1,318,657
Bank of America Corp. unsec. sub. FRB 3.846%, 3/8/37	2,800,000	2,208,886
Bank of America Corp. unsec. sub. notes Ser. L, 4.183%, 11/25/27	9,134,000	8,401,708
Bank of America Corp. unsec. sub. notes Ser. MTN, 4.00%, 1/22/25	862,000	838,938
Bank of Montreal sr. unsec. unsub. notes Ser. MTN, 1.85%, 5/1/25 (Canada)	747,000	702,038
Bank of Nova Scotia (The) sr. unsec. notes 1.30%, 6/11/25 (Canada)	1,022,000	947,841
BNP Paribas SA 144A jr. unsec. sub. FRN 4.625%, perpetual maturity (France)	565,000	391,812
BNP Paribas SA 144A unsec. sub. notes 4.375%, 5/12/26 (France)	636,000	604,259
BPCE SA 144A unsec. sub. FRB 3.648%, 1/14/37 (France)	577,000	430,559
BPCE SA 144A unsec. sub. notes 4.50%, 3/15/25 (France)	3,886,000	3,748,713
Capital One Financial Corp. sr. unsec. unsub. FRN 7.624%, 10/30/31	1,340,000	1,339,350
Capital One Financial Corp. unsec. sub. FRB 2.359%, 7/29/32	810,000	534,308
Capital One Financial Corp. unsec. sub. notes 4.20%, 10/29/25	885,000	839,204
Citigroup, Inc. jr. unsec. sub. FRN 3.875%, perpetual maturity	1,608,000	1,348,172
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	487,000	363,659
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	6,259,000	5,781,698
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	364,000	355,471
Commonwealth Bank of Australia 144A unsec. sub. notes 4.50%, 12/9/25 (Australia)	401,000	387,147
Commonwealth Bank of Australia 144A unsec. sub. notes 2.688%, 3/11/31 (Australia)	700,000	519,311
Corebridge Financial, Inc. sr. unsec. notes 3.85%, 4/5/29	1,433,000	1,266,445
Danske Bank A/S 144A sr. unsec. FRN 3.244%, 12/20/25 (Denmark)	401,000	384,497
Deutsche Bank AG unsec. sub. FRB 4.875%, 12/1/32 (Germany)	470,000	395,753
Deutsche Bank AG unsec. sub. notes 4.50%, 4/1/25 (Germany)	3,176,000	3,036,221
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.311%, 11/16/27 (Germany)	345,000	298,401
Deutsche Bank AG/New York, NY sr. unsec. unsub. FRN 2.129%, 11/24/26 (Germany)	904,000	816,278
Discover Bank unsec. sub. FRN Ser. BKNT, 5.974%, 8/9/28	490,000	441,000
EPR Properties company guaranty sr. unsec. unsub. notes 4.50%, 6/1/27 R	485,000	428,057
EPR Properties sr. unsec. notes 3.60%, 11/15/31 R	630,000	453,479
Fairfax Financial Holdings, Ltd. sr. unsec. notes 4.85%, 4/17/28 (Canada)	2,898,000	2,734,765
Fairfax US, Inc. 144A company guaranty sr. unsec. notes 4.875%, 8/13/24	310,000	306,172
Fidelity National Financial, Inc. sr. unsec. bonds 3.20%, 9/17/51	811,000	422,573
Fifth Third Bancorp sr. unsec. sub. notes 2.375%, 1/28/25	624,000	592,697
Fifth Third Bancorp sr. unsec. unsub. FRN 6.339%, 7/27/29	685,000	663,489
First-Citizens Bank & Trust Co. unsec. sub. notes 6.125%, 3/9/28	3,271,000	3,171,603
Five Corners Funding Trust 144A sr. unsec. bonds 4.419%, 11/15/23	280,000	279,828
General Motors Financial Co., Inc. sr. unsec. notes 6.40%, 1/9/33	1,106,000	1,059,627
General Motors Financial Co., Inc. sr. unsec. sub. notes 2.75%, 6/20/25	893,000	842,716

Income Fund 47

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Financials cont.
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. notes 4.00%, 1/15/31 R	$475,000	$386,313
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	1,779,000	1,704,997
Goldman Sachs Group, Inc. (The) jr. unsec. sub. FRN 3.65%, 7/28/51	441,000	341,754
Goldman Sachs Group, Inc. (The) sr. unsec. notes 3.50%, 4/1/25	1,700,000	1,636,140
Goldman Sachs Group, Inc. (The) sr. unsec. unsub. notes 2.60%, 2/7/30	632,000	507,419
ING Groep NV sr. unsec. unsub. FRN 6.083%, 9/11/27 (Netherlands)	2,025,000	2,005,678
Intercontinental Exchange, Inc. company guaranty sr. unsec. unsub. notes 3.75%, 12/1/25	260,000	249,527
Intercontinental Exchange, Inc. sr. unsec. bonds 2.65%, 9/15/40	1,113,000	697,001
Intercontinental Exchange, Inc. sr. unsec. bonds 1.85%, 9/15/32	504,000	356,752
Intercontinental Exchange, Inc. sr. unsec. notes 4.35%, 6/15/29	1,615,000	1,489,025
Intesa Sanpaolo SpA 144A unsec. sub. bonds 4.198%, 6/1/32 (Italy)	1,920,000	1,364,723
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W, (CME Term SOFR 3 Month + 1.26%), 6.626%, 5/15/47	933,000	791,888
JPMorgan Chase & Co. sr. unsec. unsub. FRB 3.964%, 11/15/48	817,000	571,134
JPMorgan Chase & Co. sr. unsec. unsub. FRN 4.323%, 4/26/28	5,187,000	4,872,365
JPMorgan Chase & Co. sr. unsec. unsub. FRN 2.083%, 4/22/26	1,440,000	1,353,348
JPMorgan Chase & Co. unsec. sub. FRB 2.956%, 5/13/31	2,595,000	2,092,562
KKR Group Finance Co. VI, LLC 144A company guaranty sr. unsec. bonds 3.75%, 7/1/29	1,413,000	1,230,726
Lloyds Banking Group PLC jr. unsec. sub. FRB 7.50%, perpetual maturity (United Kingdom)	730,000	711,437
Lloyds Banking Group PLC unsec. sub. FRB 3.369%, 12/14/46 (United Kingdom)	2,172,000	1,258,589
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes 3.875%, 3/15/24	525,000	520,985
MassMutual Global Funding II 144A sr. notes 2.75%, 6/22/24	401,000	393,146
Metropolitan Life Global Funding I 144A sr. notes 2.95%, 4/9/30	1,742,000	1,437,413
Metropolitan Life Insurance Co. 144A unsec. sub. notes 7.80%, 11/1/25	2,131,000	2,189,486
Mitsubishi UFJ Financial Group, Inc. sr. unsec. unsub. notes 3.85%, 3/1/26 (Japan)	747,000	711,761
Morgan Stanley unsec. sub. notes Ser. GMTN, 4.35%, 9/8/26	7,865,000	7,441,112
MPT Operating Partnership LP/MPT Finance Corp. company guaranty sr. unsec. bonds 3.50%, 3/15/31	495,000	300,095
Nasdaq, Inc. sr. unsec. bonds 5.95%, 8/15/53	50,000	44,608
Nasdaq, Inc. sr. unsec. sub. bonds 5.55%, 2/15/34	45,000	41,742
NatWest Group PLC unsec. sub. notes 6.00%, 12/19/23 (United Kingdom)	723,000	722,447
PNC Financial Services Group, Inc. (The) unsec. sub. FRB 4.626%, 6/6/33	3,705,000	3,091,115
Principal Life Global Funding II 144A company guaranty sr. unsub. notes 3.00%, 4/18/26	535,000	496,408
Royal Bank of Canada unsec. sub. notes Ser. GMTN, 4.65%, 1/27/26 (Canada)	932,000	903,566
SITE Centers Corp. sr. unsec. unsub. notes 4.70%, 6/1/27	455,000	418,984
Societe Generale SA 144A jr. unsec. sub. notes 5.375%, perpetual maturity (France)	1,682,000	1,206,341

48 Income Fund

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Financials cont.
Societe Generale SA 144A unsec. sub. notes 4.25%, 4/14/25 (France)	$403,000	$386,033
Toronto-Dominion Bank (The) jr. sub. unsec. FRB 8.125%, 10/31/82 (Canada)	1,085,000	1,064,452
Toronto-Dominion Bank (The) sr. unsec. unsub. notes Ser. MTN, 1.15%, 6/12/25 (Canada)	947,000	877,548
UBS Group AG 144A sr. unsec. FRB 6.537%, 8/12/33 (Switzerland)	1,520,000	1,460,646
UBS Group AG 144A sr. unsec. FRB 9.016%, 11/15/33 (Switzerland)	430,000	481,693
UBS Group AG 144A sr. unsec. FRN 2.193%, 6/5/26 (Switzerland)	7,413,000	6,900,720
UBS Group AG 144A sr. unsec. unsub. FRN 1.305%, 2/2/27 (Switzerland)	617,000	546,197
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	926,000	632,735
VICI Properties LP sr. unsec. unsub. bonds 5.625%, 5/15/52 R	550,000	430,518
VICI Properties LP sr. unsec. unsub. notes 4.75%, 2/15/28 R	1,587,000	1,461,468
VICI Properties LP/VICI Note Co., Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/27 R	940,000	845,835
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%, perpetual maturity	655,000	567,335
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 5.574%, 7/25/29	445,000	429,106
Wells Fargo & Co. sr. unsec. unsub. FRN Ser. MTN, 3.584%, 5/22/28	2,689,000	2,447,631
Westpac Banking Corp. sr. unsec. unsub. notes 3.35%, 3/8/27 (Australia)	714,000	662,140
Westpac Banking Corp. unsec. sub. bonds 4.421%, 7/24/39 (Australia)	592,000	432,710
Westpac Banking Corp. unsec. sub. bonds 2.963%, 11/16/40 (Australia)	727,000	424,294
		134,182,556
Health care (2.1%)
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	804,000	782,645
Amgen, Inc. sr. unsec. sub. notes 3.20%, 11/2/27	509,000	464,505
Amgen, Inc. sr. unsec. unsub. bonds 5.65%, 3/2/53	862,000	758,308
Amgen, Inc. sr. unsec. unsub. notes 5.25%, 3/2/30	1,709,000	1,639,117
Becton, Dickinson and Co. sr. unsec. notes 3.70%, 6/6/27	1,584,000	1,473,900
Biogen, Inc. sr. unsec. sub. notes 2.25%, 5/1/30	560,000	439,808
Bristol-Myers Squibb Co. sr. unsec. sub. notes 0.75%, 11/13/25	64,000	58,366
Charles River Laboratories International, Inc. 144A company guaranty sr. unsec. notes 4.00%, 3/15/31	120,000	98,100
CVS Health Corp. sr. unsec. notes 1.30%, 8/21/27	169,000	142,546
CVS Health Corp. sr. unsec. unsub. notes 4.30%, 3/25/28	445,000	416,915
CVS Health Corp. sr. unsec. unsub. notes 3.875%, 7/20/25	849,000	821,297
DH Europe Finance II SARL company guaranty sr. unsec. notes 2.60%, 11/15/29 (Luxembourg)	2,468,000	2,090,630
Elanco Animal Health, Inc. sr. unsec. notes Ser. WI, 6.65%, 8/28/28	100,000	95,500
Eli Lilly and Co. sr. unsec. unsub. bonds 4.875%, 2/27/53	277,000	240,069
GE Healthcare Holding, LLC company guaranty sr. unsec. notes 5.65%, 11/15/27	1,675,000	1,657,820
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	603,000	588,744
HCA, Inc. company guaranty sr. notes 4.50%, 2/15/27	306,000	289,416
HCA, Inc. company guaranty sr. unsec. sub. notes 3.625%, 3/15/32	422,000	338,979
Humana, Inc. sr. unsec. unsub. bonds 5.50%, 3/15/53	463,000	396,758
Humana, Inc. sr. unsec. unsub. bonds 2.15%, 2/3/32	515,000	380,356

Income Fund 49

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Health care cont.
Humana, Inc. sr. unsec. unsub. notes 5.75%, 3/1/28	$2,016,000	$2,008,222
Mozart Debt Merger Sub, Inc. 144A sr. notes 3.875%, 4/1/29	115,000	97,102
Organon Finance 1, LLC 144A sr. notes 4.125%, 4/30/28	210,000	181,390
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 5.30%, 5/19/53 (Singapore)	1,072,000	937,837
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.75%, 5/19/33 (Singapore)	767,000	704,875
Pfizer Investment Enterprises PTE, Ltd. company guaranty sr. unsec. notes 4.45%, 5/19/28 (Singapore)	3,568,000	3,410,337
Service Corp. International sr. unsec. sub. notes 4.00%, 5/15/31	120,000	97,129
Tenet Healthcare Corp. 144A company guaranty sr. notes 6.75%, 5/15/31	235,000	223,164
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 8.125%, 9/15/31 (Israel)	220,000	216,700
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. unsub. notes 5.125%, 5/9/29 (Israel)	200,000	174,500
UnitedHealth Group, Inc. sr. unsec. unsub. notes 0.55%, 5/15/24	842,000	819,785
Universal Health Services, Inc. company guaranty sr. notes 2.65%, 10/15/30	495,000	378,410
Wyeth, LLC company guaranty sr. unsec. bonds 5.95%, 4/1/37	295,000	290,900
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	1,868,000	1,736,503
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	1,671,000	1,316,084
		25,766,717
Technology (2.6%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	1,236,000	624,993
Analog Devices, Inc. sr. unsec. notes 2.95%, 4/1/25	240,000	231,107
Apple, Inc. sr. unsec. bonds 3.95%, 8/8/52	820,000	607,935
Apple, Inc. sr. unsec. notes 4.30%, 5/10/33	667,000	616,781
Apple, Inc. sr. unsec. notes 3.00%, 11/13/27	1,216,000	1,118,002
Broadcom Corp./Broadcom Cayman Finance, Ltd. company guaranty sr. unsec. unsub. notes 3.875%, 1/15/27	3,435,000	3,210,568
Broadcom, Inc. company guaranty sr. unsec. bonds 4.15%, 11/15/30	808,000	703,318
Broadcom, Inc. company guaranty sr. unsec. sub. notes 5.00%, 4/15/30	1,379,000	1,288,733
Broadcom, Inc. 144A sr. unsec. bonds 4.926%, 5/15/37	2,768,000	2,306,915
CrowdStrike Holdings, Inc. company guaranty sr. unsec. notes 3.00%, 2/15/29	120,000	100,304
Fidelity National Information Services, Inc. sr. unsec. bonds 3.10%, 3/1/41	382,000	241,021
Fidelity National Information Services, Inc. sr. unsec. notes 2.25%, 3/1/31	236,000	179,859
Fidelity National Information Services, Inc. sr. unsec. unsub. notes 5.10%, 7/15/32	396,000	365,369
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	115,000	100,256
Marvell Technology, Inc. sr. unsec. notes 5.95%, 9/15/33	1,609,000	1,528,239
Marvell Technology, Inc. sr. unsec. notes 5.75%, 2/15/29	1,611,000	1,566,132
Meta Platforms, Inc. sr. unsec. bonds 5.60%, 5/15/53	1,395,000	1,261,662
Meta Platforms, Inc. sr. unsec. notes 4.95%, 5/15/33	853,000	799,630
Meta Platforms, Inc. sr. unsec. unsub. bonds 4.45%, 8/15/52	1,647,000	1,245,230

50 Income Fund

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Technology cont.
Meta Platforms, Inc. sr. unsec. unsub. notes 3.50%, 8/15/27	$1,417,000	$1,332,220
Microsoft Corp. sr. unsec. unsub. bonds 2.921%, 3/17/52	970,000	598,790
Microsoft Corp. sr. unsec. unsub. bonds 3.45%, 8/8/36	198,000	161,459
MSCI, Inc. 144A company guaranty sr. unsec. notes 3.625%, 9/1/30	3,358,000	2,778,680
MSCI, Inc. 144A company guaranty sr. unsec. sub. notes 3.875%, 2/15/31	580,000	478,730
NCR Corp. 144A company guaranty sr. unsec. sub. notes 5.125%, 4/15/29	115,000	98,890
Oracle Corp. sr. unsec. bonds 3.95%, 3/25/51	416,000	270,042
Oracle Corp. sr. unsec. bonds 3.65%, 3/25/41	1,648,000	1,122,229
Oracle Corp. sr. unsec. notes 2.95%, 4/1/30	651,000	539,552
Oracle Corp. sr. unsec. notes 2.875%, 3/25/31	500,000	400,780
Oracle Corp. sr. unsec. notes 2.50%, 4/1/25	209,000	199,374
Oracle Corp. sr. unsec. notes 2.30%, 3/25/28	2,833,000	2,432,560
Oracle Corp. sr. unsec. notes 1.65%, 3/25/26	341,000	309,283
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	62,000	41,220
salesforce.com, Inc. sr. unsec. bonds 3.05%, 7/15/61	1,230,000	685,058
salesforce.com, Inc. sr. unsec. bonds 2.90%, 7/15/51	1,126,000	662,234
salesforce.com, Inc. sr. unsec. notes 0.625%, 7/15/24	501,000	483,519
Sensata Technologies, Inc. 144A company guaranty sr. unsec. notes 3.75%, 2/15/31	1,494,000	1,195,718
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	520,000	391,974
Twilio, Inc. company guaranty sr. unsec. notes 3.625%, 3/15/29	120,000	99,762
VMware, Inc. sr. unsec. notes 1.40%, 8/15/26	472,000	415,771
		32,793,899
Transportation (0.1%)
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 4.40%, 7/1/27	1,740,000	1,619,199
Penske Truck Leasing Co. LP/PTL Finance Corp. 144A sr. unsec. notes 3.95%, 3/10/25	200,000	193,651
		1,812,850
Utilities and power (2.9%)
AES Corp. (The) sr. unsec. notes 1.375%, 1/15/26	238,000	211,532
AES Corp. (The) sr. unsec. unsub. notes 2.45%, 1/15/31	1,059,000	795,757
Alexander Funding Trust II 144A sr. notes 7.467%, 7/31/28	898,000	891,547
American Electric Power Co., Inc. sr. unsec. unsub. bonds 5.625%, 3/1/33	722,000	675,376
American Electric Power Co., Inc. sr. unsec. unsub. notes 1.00%, 11/1/25	521,000	472,771
American Transmission Systems, Inc. 144A sr. unsec. bonds 2.65%, 1/15/32	542,000	417,171
Berkshire Hathaway Energy Co. sr. unsec. notes 4.05%, 4/15/25	423,000	413,155
Constellation Energy Generation, LLC sr. unsec. bonds 6.50%, 10/1/53	989,000	928,911
Constellation Energy Generation, LLC sr. unsec. bonds 6.125%, 1/15/34	406,000	392,447
Duke Energy Ohio, Inc. sr. bonds 3.65%, 2/1/29	1,818,000	1,641,218
Electricite De France SA 144A jr. unsec. sub. FRB 9.125%, perpetual maturity (France)	210,000	214,463

Income Fund 51

CORPORATE BONDS AND NOTES (30.1%)* cont.	Principal amount	Value
Utilities and power cont.
Enbridge, Inc. company guaranty sr. unsec. notes 1.60%, 10/4/26 (Canada)	$462,000	$410,169
Energy Transfer LP company guaranty sr. unsec. notes 2.90%, 5/15/25	372,000	354,366
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	2,011,000	1,553,498
Energy Transfer LP sr. unsec. unsub. notes 5.75%, 2/15/33	490,000	459,350
Enterprise Products Operating, LLC company guaranty sr. unsec. notes 2.80%, 1/31/30	1,450,000	1,211,211
Enterprise Products Operating, LLC company guaranty sr. unsec. unsub. notes 3.95%, 2/15/27	495,000	468,378
Eversource Energy sr. unsec. unsub. notes 5.45%, 3/1/28	1,228,000	1,198,797
Eversource Energy sr. unsec. unsub. notes 5.125%, 5/15/33	1,717,000	1,551,959
Georgia Power Co. sr. unsec. unsub. notes 4.95%, 5/17/33	1,041,000	950,184
Georgia Power Co. sr. unsec. unsub. notes 4.70%, 5/15/32	505,000	457,198
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	1,892,000	1,629,306
Kinder Morgan, Inc. company guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	2,471,000	2,622,595
NextEra Energy Capital Holdings, Inc. company guaranty sr. unsec. unsub. notes 6.051%, 3/1/25	1,184,000	1,183,322
NRG Energy, Inc. 144A company guaranty sr. notes 3.75%, 6/15/24	1,580,000	1,550,888
NRG Energy, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 2/15/32	130,000	96,611
Oncor Electric Delivery Co., LLC 144A sr. bonds 4.95%, 9/15/52	2,070,000	1,699,823
Pacific Gas and Electric Co. sr. bonds 5.90%, 6/15/32	1,405,000	1,281,466
Pacific Gas and Electric Co. sr. bonds 4.95%, 7/1/50	688,000	480,244
Pacific Gas and Electric Co. sr. notes 6.10%, 1/15/29	1,938,000	1,864,629
PG&E Corp. sr. sub. notes 5.25%, 7/1/30	115,000	100,729
Puget Sound Energy, Inc. sr. bonds 5.448%, 6/1/53	862,000	746,267
Sempra sr. unsec. unsub. notes 3.25%, 6/15/27	1,350,000	1,223,112
Sempra Energy sr. unsec. unsub. bonds 5.50%, 8/1/33	1,214,000	1,128,999
Southern Co. (The) sr. unsec. bonds 5.70%, 3/15/34	255,000	242,582
Southern Co. (The) sr. unsec. unsub. notes 3.25%, 7/1/26	1,321,000	1,234,747
Vistra Operations Co., LLC 144A company guaranty sr. notes 4.30%, 7/15/29	1,147,000	998,061
Vistra Operations Co., LLC 144A company guaranty sr. notes 3.55%, 7/15/24	820,000	799,894
Vistra Operations Co., LLC 144A company guaranty sr. unsec. unsub. notes 4.375%, 5/1/29	115,000	97,680
Vistra Operations Co., LLC 144A sr. bonds 6.95%, 10/15/33	1,305,000	1,242,995
Xcel Energy, Inc. sr. unsec. bonds 5.45%, 8/15/33	1,110,000	1,034,236
		36,927,644
Total corporate bonds and notes (cost $420,269,562)		$378,618,309

COLLATERALIZED LOAN OBLIGATIONS (6.8%)*	Principal amount	Value
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.755%, 4/15/34 (Cayman Islands)	$850,000	$840,572
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (CME Term SOFR 3 Month + 1.36%), 6.774%, 4/22/34	250,000	246,824

52 Income Fund

COLLATERALIZED LOAN OBLIGATIONS (6.8%)* cont.	Principal amount	Value
Ares LXIV CLO, Ltd. 144A FRB Ser. 22-64A, Class A1, (CME Term SOFR 3 Month + 1.44%), 6.834%, 4/15/35 (Cayman Islands)	$3,890,000	$3,845,701
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.171%, 7/24/36 (Jersey)	2,032,000	2,027,503
Bain Capital Credit CLO, Ltd. 144A FRB Ser. 23-4A, Class A1R, (CME Term SOFR 3 Month + 1.75%), 7.166%, 10/20/36 (Cayman Islands)	1,000,000	992,624
Ballyrock CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.41%), 6.827%, 10/20/34 (Cayman Islands)	450,000	446,471
Barings CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.75%), 7.166%, 4/20/36 (Cayman Islands)	250,000	248,191
Benefit Street Partners CLO XXII, Ltd. 144A FRB Ser. 22-22A, Class AR, (CME Term SOFR 3 Month + 1.35%), 6.766%, 4/20/35 (Cayman Islands)	250,000	246,549
Black Diamond CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.51%), 6.924%, 11/22/34 (Cayman Islands)	1,500,000	1,473,092
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.825%, 10/15/34 (Cayman Islands)	2,920,000	2,887,022
Crown Point CLO 10, Ltd. 144A FRB Ser. 21-10A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.847%, 7/20/34 (Cayman Islands)	250,000	246,823
Diameter Capital CLO 1, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.50%), 6.895%, 7/15/36	2,587,000	2,566,586
Elevation CLO, Ltd. 144A FRB Ser. 21-13A, Class A1, (CME Term SOFR 3 Month + 1.45%), 6.845%, 7/15/34 (Cayman Islands)	700,000	687,290
Ellington CLO III, Ltd. 144A FRB Ser. 18-3A, Class A1, (CME Term SOFR 3 Month + 1.91%), 7.327%, 7/20/30	1,195,063	1,192,555
Ellington CLO III, Ltd. 144A FRB Ser. 21-3A, Class A2R, (CME Term SOFR 3 Month + 2.01%), 7.427%, 7/20/30	836,440	832,129
Elmwood CLO 15, Ltd. 144A FRB Ser. 22-2A, Class A1, (CME Term SOFR 3 Month + 1.34%), 6.752%, 4/22/35	1,500,000	1,485,573
Elmwood CLO 19, Ltd. 144A FRB Ser. 23-6A, Class AR, (CME Term SOFR 3 Month + 1.70%), 7.097%, 10/17/36 (Cayman Islands)	1,500,000	1,500,156
Elmwood CLO 21, Ltd. 144A FRB Ser. 23-8A, Class AR, (CME Term SOFR 3 Month + 1.65%), 7.06%, 10/20/36 (Cayman Islands)	2,250,000	2,249,921
Elmwood CLO 23, Ltd. 144A FRB Ser. 23-2A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.194%, 4/16/36 (Cayman Islands)	1,250,000	1,252,039
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (CME Term SOFR 3 Month + 1.49%), 6.885%, 10/15/31 (Cayman Islands)	1,444,509	1,441,702
Gulf Stream Meridian 1, Ltd. 144A FRB Ser. 20-IA, Class A1, (CME Term SOFR 3 Month + 1.63%), 7.025%, 4/15/33 (Cayman Islands)	4,095,000	4,075,046
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (CME Term SOFR 3 Month + 1.46%), 6.855%, 7/15/34 (Cayman Islands)	2,750,000	2,734,565
ICG US CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (CME Term SOFR 3 Month + 1.53%), 6.934%, 4/17/34 (Cayman Islands)	648,000	640,651
ICG US CLO, Ltd. 144A FRB Ser. 21-1A, Class ARR, (CME Term SOFR 3 Month + 1.43%), 6.822%, 7/28/34	1,000,000	982,645
Invesco U.S. CLO, Ltd. 144A FRB Ser. 23-3A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.219%, 7/15/36 (Jersey)	1,810,000	1,807,525
Jamestown CLO IX, Ltd. 144A FRB Ser. 21-9A, Class A1RR, (CME Term SOFR 3 Month + 1.50%), 6.88%, 7/25/34 (Cayman Islands)	1,000,000	989,527
Juniper Valley Park CLO, LLC 144A FRB Ser. 23-1A, Class A1, (CME Term SOFR 3 Month + 1.85%), 7.266%, 7/20/35	1,000,000	1,000,960
KKR Financial CLO 52, Ltd. 144A FRB Ser. 23-52A, Class A2, (CME Term SOFR 3 Month + 2.25%), 7.531%, 7/16/36 (Cayman Islands)	250,000	250,382

Income Fund 53

COLLATERALIZED LOAN OBLIGATIONS (6.8%)* cont.	Principal amount	Value
LCM, Ltd. 144A FRB Ser. 30A, Class AR, (CME Term SOFR 3 Month + 1.34%), 6.757%, 4/20/31 (Cayman Islands)	$3,017,000	$2,989,612
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (CME Term SOFR 3 Month + 1.58%), 6.975%, 4/15/32 (Cayman Islands)	2,276,000	2,259,233
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (CME Term SOFR 3 Month + 1.55%), 6.945%, 1/15/35 (Cayman Islands)	250,000	245,746
Nassau, Ltd. 144A FRB Ser. 21-IA, Class A1, (CME Term SOFR 3 Month + 1.51%), 6.905%, 8/26/34 (Cayman Islands)	750,000	736,106
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 19-1A, Class A2A, (CME Term SOFR 3 Month + 2.26%), 7.626%, 5/15/32 (Cayman Islands)	4,226,000	4,204,435
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1A, (CME Term SOFR 3 Month + 1.65%), 7.067%, 1/20/34 (Cayman Islands)	1,150,000	1,146,253
Rad CLO 22, Ltd. 144A FRB Ser. 23-22A, Class A1, (CME Term SOFR 3 Month + 1.83%), 7.213%, 1/20/37 (Cayman Islands) ##	1,650,000	1,650,000
RR 14, Ltd. 144A FRB Ser. 21-14A, Class A1, (CME Term SOFR 3 Month + 1.38%), 6.775%, 4/15/36 (Cayman Islands)	250,000	247,376
Saranac CLO VII, Ltd. 144A FRB Ser. 17-2A, Class BR, (CME Term SOFR 3 Month + 2.01%), 7.391%, 11/20/29 (Jersey)	1,700,000	1,686,222
Sound Point CLO IX, Ltd. 144A FRB Ser. 21-2A, Class ARRR, (CME Term SOFR 3 Month + 1.47%), 6.887%, 7/20/32 (Cayman Islands)	425,000	420,748
Sound Point CLO XXIII, Ltd. 144A FRB Ser. 21-2A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.825%, 7/15/34 (Cayman Islands)	2,700,000	2,648,878
Sound Point CLO XXV, Ltd. 144A FRB Ser. 22-4A, Class A1R, (CME Term SOFR 3 Month + 1.28%), 6.658%, 4/25/33 (Cayman Islands)	1,750,000	1,708,725
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (CME Term SOFR 3 Month + 1.43%), 6.847%, 7/20/34 (Cayman Islands)	3,310,000	3,253,098
Steele Creek CLO, Ltd. 144A FRB Ser. 17-1A, Class A, (CME Term SOFR 3 Month + 1.51%), 6.905%, 10/15/30 (Cayman Islands)	2,854,048	2,839,492
TCW CLO, Ltd. 144A FRB Ser. 21-2A, Class AS, (ICE LIBOR USD 3 Month + 1.18%), 6.82%, 7/25/34 (Cayman Islands)	1,500,000	1,485,153
TCW Gem CLO, Ltd. 144A FRB Ser. 23-1A, Class A1N, (CME Term SOFR 3 Month + 2.07%), 7.46%, 4/28/36 (Cayman Islands)	250,000	250,284
Texas Debt Capital CLO, Ltd. 144A FRB Ser. 23-1A, Class A, (CME Term SOFR 3 Month + 1.80%), 7.216%, 4/20/36 (Cayman Islands)	1,500,000	1,495,557
Trestles CLO V, Ltd. 144A FRB Ser. 21-5A, Class A1, (CME Term SOFR 3 Month + 1.43%), 6.847%, 10/20/34 (Cayman Islands)	3,622,000	3,582,701
Venture 37 CLO, Ltd. 144A FRB Ser. 21-37A, Class A1R, (CME Term SOFR 3 Month + 1.41%), 6.805%, 7/15/32 (Cayman Islands)	2,900,000	2,850,723
Venture CLO XV, Ltd. 144A FRB Ser. 21-15A, Class AR3, (CME Term SOFR 3 Month + 1.44%), 6.835%, 7/15/32 (Cayman Islands)	1,150,000	1,138,523
Venture XIX CLO, Ltd. 144A FRB Ser. 18-19A, Class ARR, (CME Term SOFR 3 Month + 1.52%), 6.915%, 1/15/32 (Cayman Islands)	250,000	247,621
Wind River CLO, Ltd. 144A FRB Ser. 21-4A, Class A, (CME Term SOFR 3 Month + 1.43%), 6.847%, 1/20/35 (Cayman Islands)	1,500,000	1,470,678
Zais CLO 17, Ltd. 144A FRB Ser. 21-17A, Class A1A, (CME Term SOFR 3 Month + 1.59%), 7.007%, 10/20/33	4,406,000	4,348,775
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (CME Term SOFR 3 Month + 1.75%), 7.145%, 7/15/32	2,858,000	2,824,819
Total collateralized loan obligations (cost $84,656,298)		$84,921,382

54 Income Fund

ASSET-BACKED SECURITIES (2.3%)*	Principal amount	Value
American Express Credit Account Master Trust Ser. 22-3, Class A, 3.75%, 8/15/27	$2,504,000	$2,415,979
Carvana Auto Receivables Trust 144A Ser. 23-P3, Class A3, 5.82%, 8/10/28	1,000,000	990,087
Citizens Auto Receivables Trust 144A Ser. 23-2, Class A3, 5.83%, 2/15/28	500,000	497,304
Honda Auto Receivables Owner Trust Ser. 23-3, Class A3, 5.41%, 2/18/28	3,273,000	3,267,181
LAD Auto Receivables Trust 144A Ser. 23-3A, Class A3, 6.12%, 9/15/27	1,500,000	1,491,575
Mello Warehouse Securitization Trust 144A
FRB Ser. 21-3, Class E, (CME Term SOFR 1 Month + 3.36%), 8.689%, 10/22/24	5,905,000	5,831,217
FRB Ser. 21-3, Class D, (CME Term SOFR 1 Month + 2.11%), 7.439%, 10/22/24	5,073,000	5,000,101
NewRez Warehouse Securitization Trust 144A FRB Ser. 21-1, Class A, (CME Term SOFR 1 Month + 0.86%), 6.189%, 5/7/24	3,683,334	3,671,274
Station Place Securitization Trust 144A FRB Ser. 23-2, Class A1, (CME Term SOFR 1 Month + 0.95%), 6.282%, 6/29/24	4,220,000	4,219,245
Toyota Auto Receivables Owner Trust Ser. 23-C, Class A3, 5.16%, 4/17/28	920,000	904,791
Total asset-backed securities (cost $27,846,163)		$28,288,754

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.9%)*		Principal amount	Value
Benin (Republic of) sr. unsec. notes Ser. REGS, 4.875%, 1/19/32 (Benin)	EUR	350,000	$275,814
Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%, 1/27/45 (Brazil)		$700,000	497,945
Brazil (Federal Republic of) sr. unsec. unsub. notes 3.875%, 6/12/30 (Brazil)		288,000	247,692
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)		830,000	636,154
Colombia (Republic of) sr. unsec. notes 3.875%, 4/25/27 (Colombia)		200,000	181,607
Colombia (Republic of) sr. unsec. unsub. notes 7.50%, 2/2/34 (Colombia)		560,000	523,705
Colombia (Republic of) sr. unsec. unsub. notes 3.125%, 4/15/31 (Colombia)		200,000	147,857
Cote d’lvoire (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.375%, 3/3/28 (Cote d’lvoire)		780,000	725,400
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)		2,040,000	1,654,950
Guatemala (Republic of) 144A sr. unsec. notes 7.05%, 10/4/32 (Guatemala)		320,000	314,800
Indonesia (Republic of) sr. unsec. unsub. notes 4.65%, 9/20/32 (Indonesia)		1,810,000	1,650,237
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)		990,000	970,339
Panama (Republic of) sr. unsec. unsub. bonds 3.298%, 1/19/33 (Panama)		630,000	467,775
Paraguay (Republic of) 144A sr. unsec. bonds 3.849%, 6/28/33 (Paraguay)		690,000	555,450

Income Fund 55

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (0.9%)* cont.	Principal amount	Value
Romania (Government of) sr. unsec. notes Ser. REGS, 3.00%, 2/14/31 (Romania)	$420,000	$331,271
Romania (Government of) sr. unsec. unsub. notes 7.125%, 1/17/33 (Romania)	370,000	367,273
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/30/29 (South Africa)	330,000	280,913
United Mexican States sr. unsec. unsub. bonds 4.28%, 8/14/41 (Mexico)	1,400,000	1,000,664
United Mexican States sr. unsec. unsub. notes 6.338%, 5/4/53 (Mexico)	380,000	332,204
Uruguay (Oriental Republic of) sr. unsec. bonds 5.10%, 6/18/50 (Uruguay)	230,000	198,853
Total foreign government and agency bonds and notes (cost $12,848,913)		$11,360,903

MUNICIPAL BONDS AND NOTES (0.2%)*	Principal amount	Value
CA State G.O. Bonds, (Build America Bonds), 7.50%, 4/1/34	$770,000	$863,115
North TX, Tollway Auth. Rev. Bonds, (Build America Bonds), 6.718%, 1/1/49	675,000	735,478
OH State U. Rev. Bonds, (Build America Bonds), 4.91%, 6/1/40	845,000	751,867
Total municipal bonds and notes (cost $2,293,555)		$2,350,460

SENIOR LOANS (—%)*c	Principal amount	Value
Axalta Coating Systems US Holdings, Inc. bank term loan FRN Ser. B4, (CME Term SOFR 1 Month + 2.50%), 7.89%, 12/20/29	$18,404	$18,411
DIRECTV Financing, LLC bank term loan FRN (CME Term SOFR 3 Month + 5.00%), 10.325%, 7/22/27	39,196	38,083
Gray Television, Inc. bank term loan FRN Ser. D, (CME Term SOFR 1 Month + 3.00%), 8.435%, 10/27/28	104,734	100,270
Nouryon USA, LLC bank term loan FRN Ser. B, (CME Term SOFR 1 Month + 4.00%), 9.419%, 4/3/28	104,738	102,152
Penn Entertainment, Inc. bank term loan FRN (CME Term SOFR 1 Month + 2.75%), 8.174%, 5/3/29	124,684	124,442
Proofpoint, Inc. bank term loan FRN Ser. B, (CME Term SOFR 3 Month + 3.25%), 8.519%, 6/9/28	104,734	102,871
Total senior loans (cost $493,047)		$486,229

SHORT-TERM INVESTMENTS (17.2%)*		Principal amount/ shares	Value
Putnam Short Term Investment Fund Class P 5.59% L	Shares	130,924,039	$130,924,039
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.30% P	Shares	60,301,000	60,301,000
U.S. Treasury Bills 4.992%, 11/2/23 # ∆ Φ		$16,673,000	16,670,567
U.S. Treasury Bills 5.144%, 11/9/23 # ∆ Φ		6,800,000	6,791,997
U.S. Treasury Bills 5.338%, 11/16/23 # ∆ Φ		1,800,000	1,796,049
Total short-term investments (cost $216,484,518)			$216,483,652

TOTAL INVESTMENTS
Total investments (cost $1,995,188,965)	$1,851,556,838

56 Income Fund

Key to holding’s currency abbreviations
EUR	Euro
USD /$	United States Dollar

Key to holding’s abbreviations
CME	Chicago Mercantile Exchange
DAC	Designated Activity Company
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds	General Obligation Bonds
ICE	Intercontinental Exchange
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
PO	Principal Only
REMICs	Real Estate Mortgage Investment Conduits
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2022 through October 31, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $1,256,687,370.
†	This security is non-income-producing.
‡‡	Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.
#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $13,177,739 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $5,604,649 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $2,311,453 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment(s), in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

Income Fund 57

[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts and TBA commitments. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 10/31/23 (aggregate face value $306,166)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
	Euro	Sell	12/20/23	$300,534	$306,166	$5,632
Unrealized appreciation						5,632
Unrealized (depreciation)						—
Total						$5,632
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 10/31/23
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Bond 30 yr (Long)	286	$31,299,125	$31,299,125	Dec-23	$(3,094,831)
U.S. Treasury Bond Ultra 30 yr (Long)	827	93,089,188	93,089,188	Dec-23	(12,384,367)
U.S. Treasury Note 2 yr (Long)	409	82,790,547	82,790,547	Dec-23	(446,039)
U.S. Treasury Note 5 yr (Long)	1,752	183,042,938	183,042,938	Dec-23	(3,101,926)
U.S. Treasury Note 10 yr (Long)	955	101,394,141	101,394,141	Dec-23	(3,633,057)
U.S. Treasury Note Ultra 10 yr (Long)	622	67,691,094	67,691,094	Dec-23	(3,780,332)
Unrealized appreciation					—
Unrealized (depreciation)					(26,440,552)
Total					$(26,440,552)

58 Income Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/23
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(0.7988)/US SOFR/Apr-34 (Written)	Apr-24/0.7988	$123,169,700	$152,089	$147,804
(3.073)/US SOFR/Jun-37 (Written)	Jun-27/3.073	96,522,000	7,021,975	4,307,777
3.073/US SOFR/Jun-37 (Written)	Jun-27/3.073	96,522,000	7,021,975	(5,440,945)
1.8838/US SOFR/Apr-34 (Purchased)	Apr-24/1.8838	61,584,900	(450,440)	(434,174)
(3.101)/US SOFR/Jun-39 (Written)	Jun-29/3.101	38,222,600	2,985,185	1,530,815
3.101/US SOFR/Jun-39 (Written)	Jun-29/3.101	38,222,600	2,985,185	(2,076,634)
(3.32)/US SOFR/Oct-39 (Purchased)	Oct-29/3.32	33,520,700	(2,664,896)	1,465,525
3.32/US SOFR/Oct-39 (Purchased)	Oct-29/3.32	33,520,700	(2,664,896)	(1,210,768)
(1.0035)/US SOFR/Mar-34 (Written)	Mar-24/1.0035	30,792,400	46,647	45,573
(3.03)/US SOFR/Mar-36 (Purchased)	Mar-26/3.03	29,935,200	(2,846,370)	1,808,684
3.03/US SOFR/Mar-36 (Purchased)	Mar-26/3.03	29,935,200	(2,846,370)	(1,325,530)
(3.095)/US SOFR/Mar-36 (Written)	Mar-26/3.095	29,183,400	1,931,941	1,322,884
3.095/US SOFR/Mar-36 (Written)	Mar-26/3.095	29,183,400	1,931,941	(1,596,040)
(3.03)/US SOFR/Feb-33 (Written)	Feb-28/3.03	26,831,500	1,827,162	488,870
3.03/US SOFR/Feb-33 (Written)	Feb-28/3.03	26,831,500	1,827,162	(963,251)
(3.17)/US SOFR/Dec-35 (Purchased)	Dec-25/3.17	26,320,900	(2,155,410)	1,622,947
2.67/US SOFR/Dec-35 (Purchased)	Dec-25/2.67	26,320,900	(2,113,960)	(1,007,301)
2.0035/US SOFR/Mar-34 (Purchased)	Mar-24/2.0035	21,554,700	(167,399)	(163,385)
(3.857)/US SOFR/Sep-38 (Written)	Sep-28/3.857	20,905,300	1,439,330	403,472
(3.887)/US SOFR/Sep-40 (Written)	Sep-30/3.887	20,905,300	1,572,079	365,007
3.887/US SOFR/Sep-40 (Written)	Sep-30/3.887	20,905,300	1,572,079	(547,301)
3.857/US SOFR/Sep-38 (Written)	Sep-28/3.857	20,905,300	1,439,330	(605,208)
(0.9876)/US SOFR/Mar-50 (Purchased)	Mar-30/0.9876	19,218,800	(6,206,884)	1,836,356
0.9876/US SOFR/Mar-50 (Purchased)	Mar-30/0.9876	19,218,800	(417,464)	(213,136)
(2.47)/US SOFR/Dec-57 (Purchased)	Dec-27/2.47	16,558,800	(2,458,982)	2,265,409
2.47/US SOFR/Dec-57 (Purchased)	Dec-27/2.47	16,558,800	(2,458,982)	(1,649,753)
(2.558)/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	10,940,800	(1,617,050)	1,393,749
2.558/US SOFR/Dec-57 (Purchased)	Dec-27/2.558	10,940,800	(1,617,050)	(1,058,413)
Barclays Bank PLC
(3.09)/US SOFR/Dec-42 (Purchased)	Dec-32/3.09	41,997,900	(3,416,529)	2,009,600
3.09/US SOFR/Dec-42 (Purchased)	Dec-32/3.09	41,997,900	(3,416,529)	(1,344,353)
(1.945)/US SOFR/Jun-51 (Purchased)	Jun-31/1.945	41,524,500	(8,803,194)	3,561,972
1.945/US SOFR/Jun-51 (Purchased)	Jun-31/1.945	41,524,500	(2,238,171)	(955,064)
Citibank, N.A.
(1.84)/US SOFR/Jan-42 (Purchased)	Jan-32/1.84	38,370,100	(5,732,493)	2,234,675
1.84/US SOFR/Jan-42 (Purchased)	Jan-32/1.84	38,370,100	(1,592,359)	(777,378)
(2.00)/US SOFR/Mar-51 (Purchased)	Mar-41/2.00	27,212,800	(3,167,570)	860,469
2.00/US SOFR/Mar-51 (Purchased)	Mar-41/2.00	27,212,800	(1,785,160)	(386,966)
(1.99)/US SOFR/Feb-42 (Purchased)	Feb-32/1.99	22,986,200	(1,810,163)	2,292,644
1.99/US SOFR/Feb-42 (Purchased)	Feb-32/1.99	22,986,200	(1,810,163)	(1,030,931)
(1.34)/US SOFR/Jan-61 (Purchased)	Jan-41/1.34	15,357,200	(3,589,899)	789,667
1.34/US SOFR/Jan-61 (Purchased)	Jan-41/1.34	15,357,200	(1,282,326)	(283,033)

Income Fund 59

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 10/31/23 cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
(2.14)/US SOFR/Jun-41 (Purchased)	Jun-31/2.14	$7,183,900	$(927,010)	$429,094
2.14/US SOFR/Jun-41 (Purchased)	Jun-31/2.14	7,183,900	(278,735)	(122,629)
Deutsche Bank AG
(3.19)/US SOFR/Mar-38 (Written)	Mar-28/3.19	24,677,900	1,718,816	900,497
3.19/US SOFR/Mar-38 (Written)	Mar-28/3.19	24,677,900	1,718,816	(1,370,857)
Goldman Sachs International
(2.41)/US SOFR/May-57 (Purchased)	May-27/2.41	27,456,100	(4,898,168)	3,303,243
2.41/US SOFR/May-57 (Purchased)	May-27/2.41	27,456,100	(3,124,504)	(2,120,435)
(2.525)/US SOFR/Mar-47 (Purchased)	Mar-27/2.525	6,678,900	(941,725)	721,254
2.525/US SOFR/Mar-47 (Purchased)	Mar-27/2.525	6,678,900	(393,053)	(244,982)
JPMorgan Chase Bank N.A.
(1.75)/US SOFR/Feb-41 (Purchased)	Feb-31/1.75	96,022,800	(14,969,955)	5,820,902
1.75/US SOFR/Feb-41 (Purchased)	Feb-31/1.75	96,022,800	(2,371,763)	(981,353)
(1.70)/US SOFR/Jan-29 (Written)	Jan-24/1.70	62,686,100	1,337,565	1,322,050
1.70/US SOFR/Jan-29 (Written)	Jan-24/1.70	62,686,100	1,337,565	(6,363,893)
(3.1525)/US SOFR/Mar-40 (Written)	Mar-30/3.1525	39,229,100	3,108,906	1,464,030
3.1525/US SOFR/Mar-40 (Written)	Mar-30/3.1525	39,229,100	3,108,906	(2,006,960)
3.475/US SOFR/Oct-34 (Purchased)	Oct-24/3.475	24,313,600	(291,763)	(28,204)
5.775/US SOFR/Oct-34 (Written)	Oct-24/5.775	24,313,600	291,763	44,980
(3.0175)/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175	21,881,900	(1,843,550)	1,063,460
3.0175/US SOFR/Dec-42 (Purchased)	Dec-32/3.0175	21,881,900	(1,843,550)	(765,429)
(1.81)/US SOFR/Jan-37 (Written)	Jan-27/1.81	9,726,100	574,813	456,057
1.81/US SOFR/Jan-37 (Written)	Jan-27/1.81	9,726,100	574,813	(1,379,745)
Morgan Stanley & Co. International PLC
2.1175/US SOFR/Oct-57 (Purchased)	Oct-27/2.1175	50,000,000	(3,365,000)	(2,015,500)
Toronto-Dominion Bank
(2.118)/US SOFR/Mar-41 (Purchased)	Mar-31/2.118	3,001,800	(398,003)	176,596
2.118/US SOFR/Mar-41 (Purchased)	Mar-31/2.118	3,001,800	(99,960)	(41,036)
Unrealized appreciation				46,456,062
Unrealized (depreciation)				(40,510,587)
Total				$5,945,475

TBA SALE COMMITMENTS OUTSTANDING at 10/31/23 (proceeds receivable $199,389,375)
Agency	Principal amount	Settlement date	Value
Government National Mortgage Association, 5.50%, 11/1/53	$3,000,000	11/20/23	$2,868,690
Government National Mortgage Association, 4.00%, 11/1/53	2,000,000	11/20/23	1,757,025
Government National Mortgage Association, 3.50%, 11/1/53	15,000,000	11/20/23	12,782,072
Uniform Mortgage-Backed Securities, 6.00%, 11/1/53	37,000,000	11/13/23	35,999,846
Uniform Mortgage-Backed Securities, 5.50%, 11/1/53	39,000,000	11/13/23	37,008,868
Uniform Mortgage-Backed Securities, 5.00%, 11/1/53	34,000,000	11/13/23	31,342,421
Uniform Mortgage-Backed Securities, 4.50%, 11/1/53	31,000,000	11/13/23	27,696,563
Uniform Mortgage-Backed Securities, 3.50%, 11/1/53	8,000,000	11/13/23	6,658,438

60 Income Fund

TBA SALE COMMITMENTS OUTSTANDING at 10/31/23 (proceeds receivable $199,389,375) cont.
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 3.00%, 11/1/53	$6,000,000	11/13/23	$4,794,610
Uniform Mortgage-Backed Securities, 2.50%, 11/1/53	29,000,000	11/13/23	22,222,384
Uniform Mortgage-Backed Securities, 2.50%, 11/1/38	2,000,000	11/15/23	1,741,952
Uniform Mortgage-Backed Securities, 2.00%, 11/1/53	14,000,000	11/13/23	10,276,164
Uniform Mortgage-Backed Securities, 2.00%, 11/1/38	2,000,000	11/15/23	1,693,133
Total			$196,842,166

OTC INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$800,000,000	$36,656,000	$18,605,714	9/21/27	3.30% — Annually	US SOFR — Annually	$57,107,426
300,000,000	5,310,000	1,409,327	9/21/24	3.40% — Annually	US SOFR — Annually	7,382,900
Upfront premium received		20,015,041		Unrealized appreciation		64,490,326
Upfront premium (paid)		—		Unrealized (depreciation)		—
Total		$20,015,041		Total	$64,490,326

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,704,000	$142,345	$(30)	1/6/28	3.5615% — Annually	US SOFR — Annually	$187,211
6,183,000	612,364	(82)	3/15/33	3.234% — Annually	US SOFR — Annually	688,355
4,546,000	429,461	(60)	3/24/33	US SOFR — Annually	3.2975% — Annually	(482,003)
8,223,000	937,258	(109)	4/6/33	3.45% — Annually	US SOFR — Annually	1,039,813
8,188,000	788,013	(108)	4/20/33	US SOFR — Annually	3.283% — Annually	(873,659)
6,685,000	660,745	(88)	5/3/33	3.253% — Annually	US SOFR — Annually	727,768
12,301,000	1,333,182	(162)	5/5/33	3.129% — Annually	US SOFR — Annually	1,462,987
7,471,000	395,814	(60)	5/17/28	US SOFR — Annually	3.261% — Annually	(465,346)
7,786,000	491,530	(89)	5/23/30	US SOFR — Annually	3.4095% — Annually	(556,339)
534,469,000	4,147,479	(164,103)	6/23/25	US SOFR — Annually	4.625% — Annually	(5,583,694)
260,890,000	8,750,251	138,327	6/23/28	3.753% — Annually	US SOFR — Annually	10,337,365
25,899,000	868,652	(15,413)	6/23/28	US SOFR — Annually	3.753% — Annually	(1,027,889)
157,031,000	13,019,440	246,486	6/23/33	3.475% — Annually	US SOFR — Annually	14,296,813

Income Fund 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$30,913,000	$2,562,997	$(52,140)	6/23/33	US SOFR — Annually	3.475% — Annually	$(2,818,076)
13,396,000	2,595,877	56,591	6/23/53	3.17% — Annually	US SOFR — Annually	2,755,278
81,977,000	15,885,503	(368,784)	6/23/53	US SOFR — Annually	3.17% — Annually	(16,883,438)
2,479,000	195,767	(33)	6/26/33	3.527% — Annually	US SOFR — Annually	211,205
9,987,000	591,230	(132)	7/12/33	US SOFR — Annually	3.785% — Annually	(638,495)
6,000,000	408,240	(79)	8/2/33	US SOFR — Annually	3.6755% — Annually	(433,576)
33,934,000	2,016,019	(448)	8/4/33	US SOFR — Annually	3.7865% — Annually	(2,146,813)
7,296,000	353,345	(96)	8/18/33	US SOFR — Annually	3.929% — Annually	(374,815)
2,531,000	105,037	(33)	8/21/33	US SOFR — Annually	4.018% — Annually	(111,733)
2,056,000	45,417	(19)	9/5/28	4.041% — Annually	US SOFR — Annually	49,594
18,404,727	784,594 E	(359)	12/17/41	US SOFR — Annually	3.85% — Annually	(784,952)
22,297,000	37,459	(84)	9/19/25	4.9135% — Annually	US SOFR — Annually	48,358
256,795,000	315,858 E	(174,117)	12/20/25	4.80% — Annually	US SOFR — Annually	141,741
387,505,000	476,631 E	299,126	12/20/25	US SOFR — Annually	4.80% — Annually	(177,505)
81,423,000	413,629 E	279,454	12/20/28	4.40% — Annually	US SOFR — Annually	693,084
219,811,000	1,116,640 E	(843,853)	12/20/28	US SOFR — Annually	4.40% — Annually	(1,960,493)
267,233,000	11,263,871 E	(4,751,587)	12/20/33	4.00% — Annually	US SOFR — Annually	6,512,285
10,167,000	1,222,277 E	(601,722)	12/20/53	3.60% — Annually	US SOFR — Annually	620,554
17,258,000	2,074,757 E	1,020,640	12/20/53	US SOFR — Annually	3.60% — Annually	(1,054,118)
1,423,000	90,019	(48)	9/27/53	US SOFR — Annually	3.965% — Annually	(91,947)
1,577,000	101,843	(54)	9/28/53	3.957% — Annually	US SOFR — Annually	103,825
481,000	13,045	(6)	9/29/33	US SOFR — Annually	4.204% — Annually	(13,545)
28,167,000	2,817	(106)	9/29/25	US SOFR — Annually	4.99% — Annually	(11,529)
6,446,000	443,163	(219)	9/29/53	3.9315% — Annually	US SOFR — Annually	451,167

62 Income Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$10,089,000	$143,667	$(133)	10/2/33	4.367% — Annually	US SOFR — Annually	$151,566
2,500,000	44,500	(33)	10/2/33	US SOFR — Annually	4.322% — Annually	(46,617)
1,706,000	734	(6)	10/3/25	4.9665% — Annually	US SOFR — Annually	1,217
535,000	12,316	(7)	10/3/33	4.256% — Annually	US SOFR — Annually	12,768
3,295,000	158,226	(112)	10/4/53	4.0575% — Annually	US SOFR — Annually	161,353
13,557,000	49,076	(109)	10/4/28	US SOFR — Annually	4.468% — Annually	(58,186)
7,525,000	200,918	(255)	10/5/53	US SOFR — Annually	4.1875% — Annually	(207,564)
3,626,000	96,778	(123)	10/6/53	4.1875% — Annually	US SOFR — Annually	99,624
12,327,000	1,479	(47)	10/6/25	US SOFR — Annually	4.993% — Annually	(1,469)
12,366,000	105,482	(163)	10/6/33	US SOFR — Annually	4.439% — Annually	(113,504)
9,349,000	79,747	(123)	10/11/33	4.439% — Annually	US SOFR — Annually	84,399
6,576,000	723	(25)	10/11/25	4.9835% — Annually	US SOFR — Annually	523
32,708,000	142,934	(432)	10/11/33	US SOFR — Annually	4.4915% — Annually	(159,071)
3,022,000	76,940	(103)	10/12/53	4.1945% — Annually	US SOFR — Annually	78,720
6,712,000	28,056	(54)	10/16/28	US SOFR — Annually	4.454% — Annually	(30,665)
10,514,000	182,523	(139)	10/17/33	4.328% — Annually	US SOFR — Annually	186,685
3,628,000	46,112	(48)	10/18/33	US SOFR — Annually	4.3865% — Annually	(47,461)
13,662,940	203,851	(180)	10/23/33	US SOFR — Annually	4.359% — Annually	(201,215)
1,394,000	15,822	(47)	10/20/53	US SOFR — Annually	4.28% — Annually	(16,347)
8,000,000	24,160	(106)	10/20/33	US SOFR — Annually	4.5845% — Annually	22,125
233,000	1,163	(8)	10/23/53	US SOFR — Annually	4.3185% — Annually	(1,228)
295,000	2,333	(10)	10/24/53	4.397% — Annually	US SOFR — Annually	(2,284)
8,796,400	15,306 E	(124)	10/23/34	4.475% — Annually	US SOFR — Annually	(15,430)
26,233,000	9,444	(98)	10/25/25	4.9805% — Annually	US SOFR — Annually	(7,902)

Income Fund 63

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/23 cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,000,000	$7,740	$(40)	10/25/33	US SOFR — Annually	4.514% — Annually	$(8,239)
13,909,000	16,969	(184)	10/31/33	4.531% — Annually	US SOFR — Annually	17,086
10,558,000	67,571	(140)	11/2/33	4.4655% — Annually	US SOFR — Annually	67,432
Total		$(4,936,448)	$3,803,754
E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/23
Swap counterparty/ Notional amount	Value	Upfront premium received (paid)	Termination date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$8,936,746	$7,798,973	$—	9/29/25	(0.165%) — Annually	Ephesus Funding DAC, 3.80%, Series 2020−01, 9/22/2025 — Annually	$(1,100,069)
6,989,566	6,510,838	—	7/17/24	3.825% (US SOFR minus 0.14161%) — Quarterly	Pera Funding DAC, 3.825%, Series 2019−01, 7/10/24 — Quarterly	(458,115)
Upfront premium received		—		Unrealized appreciation		—
Upfront premium (paid)		—		Unrealized (depreciation)		(1,558,184)
Total		$—		Total	$(1,558,184)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/23
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	BB/P	$13,534	$93,732	$12,560	5/11/63	300 bp — Monthly	$1,029
CMBX NA BBB−.6 Index	BB/P	26,395	207,346	27,784	5/11/63	300 bp — Monthly	(1,268)
CMBX NA BBB−.6 Index	BB/P	54,079	414,692	55,569	5/11/63	300 bp — Monthly	(1,247)
CMBX NA BBB−.6 Index	BB/P	51,528	427,947	57,345	5/11/63	300 bp — Monthly	(5,567)
Citigroup Global Markets, Inc.
CMBX NA BB.11 Index	B+/P	1,234,525	2,185,000	924,255	11/18/54	500 bp — Monthly	312,394
CMBX NA BB.13 Index	BB−/P	57,085	571,000	257,749	12/16/72	500 bp — Monthly	(200,109)
CMBX NA BB.13 Index	BB−/P	249,052	2,639,000	1,191,245	12/16/72	500 bp — Monthly	(939,627)

64 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.14 Index	BB/P	$47,145	$430,000	$189,974	12/16/72	500 bp — Monthly	$(142,411)
CMBX NA BB.6 Index	B/P	588,327	2,159,954	646,906	5/11/63	500 bp — Monthly	(56,480)
CMBX NA BB.7 Index	B-/P	132,687	2,434,145	800,590	1/17/47	500 bp — Monthly	(665,536)
CMBX NA BB.9 Index	B/P	7,533	37,000	15,688	9/17/58	500 bp — Monthly	(8,119)
CMBX NA BB.9 Index	B/P	172,160	843,000	357,432	9/17/58	500 bp — Monthly	(182,815)
CMBX NA BBB−.10 Index	BB/P	196,421	1,583,000	512,417	11/17/59	300 bp — Monthly	(315,073)
CMBX NA BBB−.10 Index	BB/P	288,987	2,649,000	857,481	11/17/59	300 bp — Monthly	(566,950)
CMBX NA BBB−.12 Index	BBB−/P	13,304	319,000	101,570	8/17/61	300 bp — Monthly	(88,079)
CMBX NA BBB−.15 Index	BBB−/P	17,094	64,000	17,453	11/18/64	300 bp — Monthly	(321)
CMBX NA BBB−.15 Index	BBB−/P	31,945	188,000	51,268	11/18/64	300 bp — Monthly	(19,213)
CMBX NA BBB−.8 Index	BB−/P	5,490	36,000	7,434	10/17/57	300 bp — Monthly	(1,923)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	11,938	178,029	17,037	1/17/47	200 bp — Monthly	(5,030)
CMBX NA A.7 Index	BBB+/P	102,321	1,724,459	165,031	1/17/47	200 bp — Monthly	(62,039)
CMBX NA BB.7 Index	B-/P	97,913	685,305	225,397	1/17/47	500 bp — Monthly	(126,818)
CMBX NA BBB−.7 Index	BB/P	143,564	1,726,506	295,060	1/17/47	300 bp — Monthly	(150,489)
Goldman Sachs International
CMBX NA BB.13 Index	BB−/P	5,770	60,000	27,084	12/16/72	500 bp — Monthly	(21,256)
CMBX NA BBB−.11 Index	BBB−/P	254	4,000	977	11/18/54	300 bp — Monthly	(720)
CMBX NA BBB−.11 Index	BBB−/P	318	5,000	1,221	11/18/54	300 bp — Monthly	(901)
CMBX NA BBB−.15 Index	BBB−/P	65,904	713,000	194,435	11/18/64	300 bp — Monthly	(128,115)
CMBX NA BBB−.7 Index	BB/P	7,806	88,458	15,117	1/17/47	300 bp — Monthly	(7,259)
CMBX NA BBB−.7 Index	BB/P	49,185	477,830	81,661	1/17/47	300 bp — Monthly	(32,197)

Income Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 10/31/23 cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC
CMBX NA BB.8 Index	CCC+/P	$684,367	$1,921,134	$874,884	10/17/57	500 bp — Monthly	$(188,649)
CMBX NA BBB−.13 Index	BBB−/P	1,439,696	10,892,000	3,468,013	12/16/72	300 bp — Monthly	(2,021,963)
CMBX NA BBB−.7 Index	BB/P	115,034	387,003	66,139	1/17/47	300 bp — Monthly	49,121
CMBX NA BBB−.8 Index	BB−/P	177,457	1,138,000	234,997	10/17/57	300 bp — Monthly	(56,877)
Merrill Lynch International
CMBX NA A.13 Index	A-/P	127,730	980,000	123,774	12/16/72	200 bp — Monthly	4,337
CMBX NA A.13 Index	A-/P	130,453	980,000	123,774	12/16/72	200 bp — Monthly	7,060
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(5,632)	939,000	118,596	12/16/72	200 bp — Monthly	(123,862)
CMBX NA BB.11 Index	B+/P	21,160	250,000	105,750	11/18/54	500 bp — Monthly	(84,347)
CMBX NA BB.13 Index	BB−/P	101,143	1,110,000	501,054	12/16/72	500 bp — Monthly	(398,832)
CMBX NA BB.13 Index	BB−/P	143,825	1,524,000	687,934	12/16/72	500 bp — Monthly	(542,627)
CMBX NA BB.14 Index	BB/P	2,447	20,000	8,836	12/16/72	500 bp — Monthly	(6,369)
CMBX NA BB.8 Index	CCC+/P	191,058	536,333	244,246	10/17/57	500 bp — Monthly	(52,666)
CMBX NA BBB−.13 Index	BBB−/P	46,856	715,000	227,656	12/16/72	300 bp — Monthly	(180,383)
CMBX NA BBB−.13 Index	BBB−/P	59,870	812,000	258,541	12/16/72	300 bp — Monthly	(198,197)
CMBX NA BBB−.13 Index	BBB−/P	115,928	1,559,000	496,386	12/16/72	300 bp — Monthly	(379,548)
CMBX NA BBB−.13 Index	BBB−/P	116,678	1,714,000	545,738	12/16/72	300 bp — Monthly	(428,060)
Upfront premium received		7,145,966		Unrealized appreciation		373,941
Upfront premium (paid)		(5,632)		Unrealized (depreciation)		(8,391,942)
Total		$7,140,334		Total		$(8,018,001)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2023. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

66 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/23
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,164)	$97,389	$9,320	1/17/47	(200 bp) — Monthly	$8,118
CMBX NA BB.10 Index	(934,830)	3,666,000	1,741,350	11/17/59	(500 bp) — Monthly	802,956
CMBX NA BB.10 Index	(273,409)	1,134,000	538,650	11/17/59	(500 bp) — Monthly	264,139
CMBX NA BB.10 Index	(46,755)	448,000	212,800	11/17/59	(500 bp) — Monthly	165,610
CMBX NA BB.10 Index	(40,460)	369,000	175,275	11/17/59	(500 bp) — Monthly	134,456
CMBX NA BB.11 Index	(75,168)	1,041,000	440,343	11/18/54	(500 bp) — Monthly	364,163
CMBX NA BB.11 Index	(24,952)	481,000	203,463	11/18/54	(500 bp) — Monthly	178,044
CMBX NA BB.11 Index	(24,535)	481,000	203,463	11/18/54	(500 bp) — Monthly	178,461
CMBX NA BB.8 Index	(310,911)	869,728	396,074	10/17/57	(500 bp) — Monthly	84,318
CMBX NA BB.8 Index	(220,857)	619,440	282,093	10/17/57	(500 bp) — Monthly	60,634
CMBX NA BB.8 Index	(63,199)	491,880	224,002	10/17/57	(500 bp) — Monthly	160,325
CMBX NA BBB−.10 Index	(605,828)	3,841,000	1,243,332	11/17/59	(300 bp) — Monthly	635,263
CMBX NA BBB−.10 Index	(402,513)	1,734,000	561,296	11/17/59	(300 bp) — Monthly	157,771
CMBX NA BBB−.10 Index	(122,025)	961,000	311,076	11/17/59	(300 bp) — Monthly	188,490
CMBX NA BBB−.10 Index	(85,530)	393,000	127,214	11/17/59	(300 bp) — Monthly	41,455
CMBX NA BBB−.10 Index	(77,019)	313,000	101,318	11/17/59	(300 bp) — Monthly	24,116
CMBX NA BBB−.12 Index	(47,141)	292,000	92,973	8/17/61	(300 bp) — Monthly	45,661
CMBX NA BBB−.13 Index	(302,127)	3,987,000	1,269,461	12/16/72	(300 bp) — Monthly	965,008
CMBX NA BBB−.13 Index	(197,220)	3,602,000	1,146,877	12/16/72	(300 bp) — Monthly	947,556
CMBX NA BBB−.13 Index	(109,020)	2,162,000	688,381	12/16/72	(300 bp) — Monthly	578,100
CMBX NA BBB−.13 Index	(110,039)	2,161,000	688,062	12/16/72	(300 bp) — Monthly	576,763
CMBX NA BBB−.13 Index	(112,582)	1,925,000	612,920	12/16/72	(300 bp) — Monthly	499,215
CMBX NA BBB−.7 Index	(105,219)	379,895	64,924	1/17/47	(300 bp) — Monthly	(40,516)

Income Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.8 Index	$(118,050)	$787,000	$162,516	10/17/57	(300 bp) — Monthly	$44,006
CMBX NA BBB−.8 Index	(45,371)	327,000	67,526	10/17/57	(300 bp) — Monthly	21,964
Credit Suisse International
CMBX NA BB.10 Index	(123,951)	929,000	441,275	11/17/59	(500 bp) — Monthly	316,421
CMBX NA BB.10 Index	(110,117)	926,000	439,850	11/17/59	(500 bp) — Monthly	328,832
CMBX NA BB.10 Index	(60,658)	488,000	231,800	11/17/59	(500 bp) — Monthly	170,668
CMBX NA BB.7 Index	(173,028)	878,165	288,828	1/17/47	(500 bp) — Monthly	114,946
CMBX NA BB.7 Index	(140,307)	798,587	262,655	1/17/47	(500 bp) — Monthly	121,571
CMBX NA BB.7 Index	(11,314)	382,361	114,517	5/11/63	(500 bp) — Monthly	102,832
Goldman Sachs International
CMBX NA BB.10 Index	(281,681)	1,245,000	591,375	11/17/59	(500 bp) — Monthly	308,483
CMBX NA BB.10 Index	(61,756)	205,000	97,375	11/17/59	(500 bp) — Monthly	35,419
CMBX NA BB.6 Index	(227,615)	329,869	98,796	5/11/63	(500 bp) — Monthly	(129,140)
CMBX NA BB.6 Index	(120,100)	165,829	49,666	5/11/63	(500 bp) — Monthly	(70,595)
CMBX NA BB.7 Index	(203,659)	939,018	308,843	1/17/47	(500 bp) — Monthly	104,271
CMBX NA BB.7 Index	(81,414)	503,681	165,661	1/17/47	(500 bp) — Monthly	83,757
CMBX NA BB.9 Index	(30,702)	258,000	109,392	9/17/58	(500 bp) — Monthly	78,439
CMBX NA BB.9 Index	(15,654)	150,000	63,600	9/17/58	(500 bp) — Monthly	47,801
CMBX NA BBB−.13 Index	(128,898)	1,701,000	541,598	12/16/72	(300 bp) — Monthly	411,708
CMBX NA BBB−.8 Index	(6,339)	49,000	10,119	10/17/57	(300 bp) — Monthly	3,751
JPMorgan Securities LLC
CMBX NA A.7 Index	(61,347)	1,805,099	172,748	1/17/47	(200 bp) — Monthly	110,699
CMBX NA BB.11 Index	(235,607)	432,000	182,736	11/18/54	(500 bp) — Monthly	(53,291)
CMBX NA BB.11 Index	(490,603)	568,472	170,257	5/11/63	(500 bp) — Monthly	(320,899)
CMBX NA BBB−.11 Index	(991)	9,000	2,198	11/18/54	(300 bp) — Monthly	1,201

68 Income Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC cont.
CMBX NA BBB−.12 Index	$(38,327)	$319,000	$101,570	8/17/61	(300 bp) — Monthly	$63,057
CMBX NA BBB−.6 Index	(538,787)	1,143,716	153,258	5/11/63	(300 bp) — Monthly	(386,196)
Merrill Lynch International
CMBX NA BB.10 Index	(50,925)	895,000	425,125	11/17/59	(500 bp) — Monthly	373,330
CMBX NA BBB−.7 Index	(69,410)	668,962	114,326	1/17/47	(300 bp) — Monthly	44,526
CMBX NA BBB−.9 Index	(29,455)	159,000	37,556	9/17/58	(300 bp) — Monthly	8,009
Morgan Stanley & Co. International PLC
CMBX NA BB.10 Index	(516,438)	2,199,000	1,044,525	11/17/59	(500 bp) — Monthly	525,949
CMBX NA BB.10 Index	(348,098)	1,146,000	544,350	11/17/59	(500 bp) — Monthly	195,138
CMBX NA BB.6 Index	(113,683)	158,075	47,343	5/11/63	(500 bp) — Monthly	(66,494)
CMBX NA BB.7 Index	(705,538)	1,744,158	573,654	1/17/47	(500 bp) — Monthly	(133,580)
CMBX NA BB.9 Index	(8,575)	173,000	73,352	9/17/58	(500 bp) — Monthly	64,609
CMBX NA BB.9 Index	(13,649)	148,000	62,752	9/17/58	(500 bp) — Monthly	48,959
CMBX NA BB.9 Index	(6,858)	127,000	53,848	9/17/58	(500 bp) — Monthly	46,867
CMBX NA BB.9 Index	(938)	24,000	10,176	9/17/58	(500 bp) — Monthly	9,214
CMBX NA BBB−.10 Index	(662,986)	3,807,000	1,232,326	11/17/59	(300 bp) — Monthly	567,119
CMBX NA BBB−.10 Index	(278,002)	2,192,000	709,550	11/17/59	(300 bp) — Monthly	430,269
CMBX NA BBB−.10 Index	(96,213)	803,000	259,931	11/17/59	(300 bp) — Monthly	163,250
CMBX NA BBB−.10 Index	(155,861)	659,000	213,318	11/17/59	(300 bp) — Monthly	57,073
CMBX NA BBB−.10 Index	(75,985)	592,000	191,630	11/17/59	(300 bp) — Monthly	115,300
CMBX NA BBB−.10 Index	(42,815)	347,000	112,324	11/17/59	(300 bp) — Monthly	69,307
CMBX NA BBB−.12 Index	(136,210)	1,046,000	333,046	8/17/61	(300 bp) — Monthly	194,821
CMBX NA BBB−.7 Index	(148,658)	1,152,320	196,932	1/17/47	(300 bp) — Monthly	47,602

Income Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 10/31/23 cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.7 Index	$(8,254)	$102,674	$17,547	1/17/47	(300 bp) — Monthly	$9,233
CMBX NA BBB−.8 Index	(1,713)	11,000	2,272	10/17/57	(300 bp) — Monthly	550
Upfront premium received	—		Unrealized appreciation		12,501,573
Upfront premium (paid)	(11,069,043)		Unrealized (depreciation)		(1,200,711)
Total	$(11,069,043)		Total		$11,300,862
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$28,288,754	$—
Collateralized loan obligations	—	84,921,382	—
Corporate bonds and notes	—	378,618,309	—
Foreign government and agency bonds and notes	—	11,360,903	—
Mortgage-backed securities	—	387,299,236	—
Municipal bonds and notes	—	2,350,460	—
Senior loans	—	486,229	—
U.S. government and agency mortgage obligations	—	741,301,050	—
U.S. treasury obligations	—	446,863	—
Short-term investments	60,301,000	156,182,652	—
Totals by level	$60,301,000	$1,791,255,838	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$5,632	$—
Futures contracts	(26,440,552)	—	—
Forward premium swap option contracts	—	5,945,475	—
TBA sale commitments	—	(196,842,166)	—
Interest rate swap contracts	—	53,215,487	—
Total return swap contracts	—	(1,558,184)	—
Credit default contracts	—	7,211,570	—
Totals by level	$(26,440,552)	$(132,022,186)	$—

The accompanying notes are an integral part of these financial statements.

70 Income Fund

Statement of assets and liabilities 10/31/23

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $1,864,264,926)	$1,720,632,799
Affiliated issuers (identified cost $130,924,039) (Note 5)	130,924,039
Cash	2,518
Foreign currency (cost $36) (Note 1)	36
Interest and other receivables	11,254,250
Receivable for shares of the fund sold	1,018,335
Receivable for investments sold	8,541,758
Receivable for sales of delayed delivery securities (Note 1)	241,544
Receivable for sales of TBA securities (Note 1)	197,521,201
Receivable for variation margin on futures contracts (Note 1)	235,333
Receivable for variation margin on centrally cleared swap contracts (Note 1)	475,957
Unrealized appreciation on forward premium swap option contracts (Note 1)	46,456,062
Unrealized appreciation on forward currency contracts (Note 1)	5,632
Unrealized appreciation on OTC swap contracts (Note 1)	77,365,840
Premium paid on OTC swap contracts (Note 1)	11,074,675
Deposits with broker (Note 1)	8,284,400
Prepaid assets	56,054
Total assets	2,214,090,433

LIABILITIES
Payable for investments purchased	29,341,023
Payable for purchases of delayed delivery securities (Note 1)	9,422,243
Payable for purchases of TBA securities (Note 1)	577,540,290
Payable for shares of the fund repurchased	1,975,070
Payable for compensation of Manager (Note 2)	126,679
Payable for custodian fees (Note 2)	37,936
Payable for investor servicing fees (Note 2)	340,565
Payable for Trustee compensation and expenses (Note 2)	320,150
Payable for administrative services (Note 2)	2,233
Payable for distribution fees (Note 2)	134,091
Payable for variation margin on futures contracts (Note 1)	235,961
Payable for variation margin on centrally cleared swap contracts (Note 1)	741,980
Unrealized depreciation on forward premium swap option contracts (Note 1)	40,510,587
Unrealized depreciation on OTC swap contracts (Note 1)	11,150,837
Premium received on OTC swap contracts (Note 1)	27,161,007
TBA sale commitments, at value (proceeds receivable $199,389,375) (Note 1)	196,842,166
Collateral on certain derivative contracts and TBA commitments, at value (Notes 1 and 9)	60,747,863
Payable to broker (Note 1)	465,471
Other accrued expenses	306,911
Total liabilities	957,403,063

Net assets	$1,256,687,370

(Continued on next page)

Income Fund 71

Statement of assets and liabilities cont.

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$2,085,524,622
Total distributable earnings (Note 1)	(828,837,252)
Total — Representing net assets applicable to capital shares outstanding	$1,256,687,370

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($421,320,699 divided by 83,432,290 shares)	$5.05
Offering price per class A share (100/96.00 of $5.05)*	$5.26
Net asset value and offering price per class B share ($715,380 divided by 143,626 shares)**	$4.98
Net asset value and offering price per class C share ($29,291,339 divided by 5,868,878 shares)**	$4.99
Net asset value and redemption price per class M share ($34,081,176 divided by 7,021,200 shares)	$4.85
Offering price per class M share (100/96.75 of $4.85)†	$5.01
Net asset value, offering price and redemption price per class R share
($6,266,162 divided by 1,257,299 shares)	$4.98
Net asset value, offering price and redemption price per class R5 share
($3,173,253 divided by 619,664 shares)	$5.12
Net asset value, offering price and redemption price per class R6 share
($170,838,068 divided by 33,101,826 shares)	$5.16
Net asset value, offering price and redemption price per class Y share
($591,001,293 divided by 114,333,799 shares)	$5.17

*On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

†On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

72 Income Fund

Statement of operations Year ended 10/31/23

INVESTMENT INCOME
Interest (including interest income of $8,710,312 from investments in affiliated issuers) (Note 5)	$77,059,901
Total investment income	77,059,901

EXPENSES
Compensation of Manager (Note 2)	5,918,424
Investor servicing fees (Note 2)	2,374,566
Custodian fees (Note 2)	140,152
Trustee compensation and expenses (Note 2)	67,247
Distribution fees (Note 2)	1,783,423
Administrative services (Note 2)	47,989
Other	726,177
Fees waived and reimbursed by Manager (Note 2)	(1,891,138)
Total expenses	9,166,840
Expense reduction (Note 2)	(67,434)
Net expenses	9,099,406

Net investment income	67,960,495

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(64,348,215)
Foreign currency transactions (Note 1)	(328)
Forward currency contracts (Note 1)	(16,426)
Futures contracts (Note 1)	(74,573,998)
Swap contracts (Note 1)	20,257,917
Written options (Note 1)	(6,261,875)
Total net realized loss	(124,942,925)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	70,237,847
Assets and liabilities in foreign currencies	474
Forward currency contracts	(1,171)
Futures contracts	46,274,500
Swap contracts	(5,033,065)
Written options	(5,428,558)
Total change in net unrealized appreciation	106,050,027

Net loss on investments	(18,892,898)

Net increase in net assets resulting from operations	$49,067,597

The accompanying notes are an integral part of these financial statements.

Income Fund 73

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 10/31/23	Year ended 10/31/22
Operations
Net investment income	$67,960,495	$83,636,734
Net realized loss on investments
and foreign currency transactions	(124,942,925)	(516,501,341)
Change in net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	106,050,027	(33,550,948)
Net increase (decrease) in net assets resulting
from operations	49,067,597	(466,415,555)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(42,165,406)	(25,861,854)
Class B	(120,833)	(110,317)
Class C	(3,008,647)	(2,128,301)
Class M	(3,406,830)	(1,999,164)
Class R	(626,871)	(393,845)
Class R5	(279,061)	(242,018)
Class R6	(14,913,797)	(8,559,833)
Class Y	(68,034,875)	(80,635,541)
Decrease from capital share transactions (Note 4)	(623,949,901)	(919,404,843)
Total decrease in net assets	(707,438,624)	(1,505,751,271)

NET ASSETS
Beginning of year	1,964,125,994	3,469,877,265
End of year	$1,256,687,370	$1,964,125,994

The accompanying notes are an integral part of these financial statements.

74 Income Fund

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Income Fund 75

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
October 31, 2023	$5.47	.23	(.17)	.06	(.48)	—	(.48)	$5.05	.80	$421,321	.75[e]	4.32[e]	1,123
October 31, 2022	6.88	.19	(1.33)	(1.14)	(.27)	—	(.27)	5.47	(17.05)	489,179	.75[e]	3.06[e]	865
October 31, 2021	7.31	.16	(.22)	(.06)	(.14)	(.23)	(.37)	6.88	(.94)	705,423	.73[e]	2.30[e]	1,038
October 31, 2020	7.25	.16	.17	.33	(.06)	(.21)	(.27)	7.31	4.80	814,135	.74[e]	2.19[e]	1,025
October 31, 2019	6.69	.23	.57	.80	(.24)	—	(.24)	7.25	12.18	731,358.85		3.25	820
Class B
October 31, 2023	$5.39	.20	(.17)	.03	(.44)	—	(.44)	$4.98	.18	$715	1.50[e]	3.64[e]	1,123
October 31, 2022	6.79	.14	(1.32)	(1.18)	(.22)	—	(.22)	5.39	(17.78)	1,947	1.50[e]	2.24[e]	865
October 31, 2021	7.21	.11	(.21)	(.10)	(.09)	(.23)	(.32)	6.79	(1.59)	4,027	1.48[e]	1.53[e]	1,038
October 31, 2020	7.16	.11	.16	.27	(.01)	(.21)	(.22)	7.21	3.96	6,557	1.49[e]	1.49[e]	1,025
October 31, 2019	6.61	.17	.57	.74	(.19)	—	(.19)	7.16	11.34	9,471	1.60	2.55	820
Class C
October 31, 2023	$5.41	.19	(.17)	.02	(.44)	—	(.44)	$4.99	.04	$29,291	1.50[e]	3.60[e]	1,123
October 31, 2022	6.81	.14	(1.32)	(1.18)	(.22)	—	(.22)	5.41	(17.72)	40,130	1.50[e]	2.27[e]	865
October 31, 2021	7.23	.11	(.21)	(.10)	(.09)	(.23)	(.32)	6.81	(1.56)	75,865	1.48[e]	1.55[e]	1,038
October 31, 2020	7.18	.10	.17	.27	(.01)	(.21)	(.22)	7.23	3.95	120,340	1.49[e]	1.46[e]	1,025
October 31, 2019	6.63	.17	.57	.74	(.19)	—	(.19)	7.18	11.31	125,300	1.60	2.50	820
Class M
October 31, 2023	$5.27	.21	(.16)	.05	(.47)	—	(.47)	$4.85	.59	$34,081	1.00[e]	4.06[e]	1,123
October 31, 2022	6.65	.17	(1.29)	(1.12)	(.26)	—	(.26)	5.27	(17.36)	38,812	1.00[e]	2.82[e]	865
October 31, 2021	7.08	.14	(.21)	(.07)	(.13)	(.23)	(.36)	6.65	(1.16)	53,418	.98[e]	2.05[e]	1,038
October 31, 2020	7.03	.14	.17	.31	(.05)	(.21)	(.26)	7.08	4.57	60,661	.99[e]	1.97[e]	1,025
October 31, 2019	6.50	.20	.56	.76	(.23)	—	(.23)	7.03	11.85	76,324	1.10	3.01	820
Class R
October 31, 2023	$5.40	.22	(.17)	.05	(.47)	—	(.47)	$4.98	.58	$6,266	1.00[e]	4.09[e]	1,123
October 31, 2022	6.81	.17	(1.32)	(1.15)	(.26)	—	(.26)	5.40	(17.41)	7,488	1.00[e]	2.82[e]	865
October 31, 2021	7.23	.14	(.20)	(.06)	(.13)	(.23)	(.36)	6.81	(1.03)	11,023	.98[e]	2.05[e]	1,038
October 31, 2020	7.18	.14	.17	.31	(.05)	(.21)	(.26)	7.23	4.46	11,932	.99[e]	1.95[e]	1,025
October 31, 2019	6.62	.21	.57	.78	(.22)	—	(.22)	7.18	12.04	12,699	1.10	3.02	820
Class R5
October 31, 2023	$5.54	.25	(.17)	.08	(.50)	—	(.50)	$5.12	1.05	$3,173	.45[e]	4.58[e]	1,123
October 31, 2022	6.97	.21	(1.35)	(1.14)	(.29)	—	(.29)	5.54	(16.87)	4,572	.45[e]	3.38[e]	865
October 31, 2021	7.39	.18	(.20)	(.02)	(.17)	(.23)	(.40)	6.97	(.48)	5,843	.45[e]	2.57[e]	1,038
October 31, 2020	7.33	.18	.18	.36	(.09)	(.21)	(.30)	7.39	5.09	5,408	.45[e]	2.48[e]	1,025
October 31, 2019	6.77	.25	.57	.82	(.26)	—	(.26)	7.33	12.41	5,105.57		3.55	820

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

76 Income Fund	Income Fund 77

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net	From net		Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	realized gain	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	on investments	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
October 31, 2023	$5.58	.26	(.17)	.09	(.51)	—	(.51)	$5.16	1.20	$170,838	.38[e]	4.66[e]	1,123
October 31, 2022	7.02	.22	(1.37)	(1.15)	(.29)	—	(.29)	5.58	(16.83)	158,971	.38[e]	3.45[e]	865
October 31, 2021	7.44	.19	(.21)	(.02)	(.17)	(.23)	(.40)	7.02	(.46)	202,650	.38[e]	2.65[e]	1,038
October 31, 2020	7.38	.18	.18	.36	(.09)	(.21)	(.30)	7.44	5.06	187,674	.38[e]	2.51[e]	1,025
October 31, 2019	6.80	.25	.59	.84	(.26)	—	(.26)	7.38	12.65	129,746.50		3.57	820
Class Y
October 31, 2023	$5.58	.26	(.17)	.09	(.50)	—	(.50)	$5.17	1.19	$591,001	.50[e]	4.62[e]	1,123
October 31, 2022	7.02	.21	(1.37)	(1.16)	(.28)	—	(.28)	5.58	(16.97)	1,223,027	.50[e]	3.25[e]	865
October 31, 2021	7.44	.18	(.21)	(.03)	(.16)	(.23)	(.39)	7.02	(.57)	2,411,628	.48[e]	2.55[e]	1,038
October 31, 2020	7.38	.17	.18	.35	(.08)	(.21)	(.29)	7.44	4.95	2,708,880	.49[e]	2.36[e]	1,025
October 31, 2019	6.80	.24	.60	.84	(.26)	—	(.26)	7.38	12.51	1,380,554.60		3.42	820

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets
October 31, 2023	0.12%
October 31, 2022	0.11
October 31, 2021	0.10
October 31, 2020	0.10

The accompanying notes are an integral part of these financial statements.

78 Income Fund	Income Fund 79

Notes to financial statements 10/31/23

Unless otherwise noted, the “reporting period” represents the period from November 1, 2022 through October 31, 2023. The following table defines commonly used references within the Notes to financial statements:

References to	Represent
Putnam Management	Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC
State Street	State Street Bank and Trust Company
JPMorgan	JPMorgan Chase Bank, N.A.
the SEC	the Securities and Exchange Commission
OTC	over-the-counter
PIL	Putnam Investments Limited, an affiliate of Putnam Management

Putnam Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income consistent with what Putnam Management believes to be prudent risk. The fund invests mainly in bonds that are securitized debt instruments (such as mortgage-backed investments) and related derivative instruments, and other obligations of companies and governments worldwide denominated in U.S. dollars or (to a lesser extent) foreign currencies, are either investment-grade or below-investment-grade in quality (sometimes referred to as “junk bonds”) and have intermediate- to long-term maturities (three years or longer). The fund currently has significant investment exposure to residential and commercial mortgage-backed securities. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, including credit default swaps, interest rate swaps, total return swaps, to-be-announced (TBA) commitments, futures, options, and swaptions, including on mortgage-backed securities and indices, and certain foreign currency transactions, for both hedging and non-hedging purposes including to obtain or adjust exposure to mortgage-backed investments.

The fund offers the following share classes. The expenses for each class of shares may differ based on the distribution and investor servicing fees of each class, which are identified in Note 2.

Share class	Sales charge	Contingent deferred sales charge	Conversion feature
1.00% on certain redemptions of shares
Class A	Up to 4.00%	bought with no initial sales charge	None
Converts to class A shares
Class B*	None	5.00% phased out over six years	after 8 years
Converts to class A shares
Class C	None	1.00% eliminated after one year	after 8 years
Class M†	Up to 3.25%	None	None
Class R†	None	None	None
Class R5†	None	None	None
Class R6†	None	None	None
Class Y†	None	None	None

* Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

† Not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

80 Income Fund

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted by a shareholder against or on behalf of the fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management, which has been designated as valuation designee pursuant to Rule 2a–5 under the Investment Company Act of 1940, in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Income Fund 81

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

82 Income Fund

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent

Income Fund 83

and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

At the close of the reporting period, the fund has deposited cash valued at $8,284,400 in a segregated account to cover margin requirements on open centrally cleared interest rate swap contracts.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally

84 Income Fund

cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to

Income Fund 85

certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $5,679,154 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $5,604,649 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $320 million syndicated unsecured committed line of credit, provided by State Street ($160 million) and JPMorgan ($160 million), and a $235.5 million unsecured uncommitted line of credit, provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds and a $75,000 fee has been paid by the participating funds to State Street as agent of the syndicated committed line of credit. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either

86 Income Fund

short-term or long-term capital losses. At October 31, 2023, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$275,226,496	$374,959,989	$650,186,485

Distributions to shareholders Distributions to shareholders from net investment income, if any, are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from unrealized gains and losses on certain futures contracts, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $27,434,107 to increase undistributed net investment income and $27,434,107 to increase accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$191,789,613
Unrealized depreciation	(429,131,596)
Net unrealized depreciation	(237,341,983)
Undistributed ordinary income	58,691,658
Capital loss carryforward	(650,186,485)
Cost for federal income tax purposes	$1,930,436,083

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.391% of the fund’s average net assets.

Putnam Management has contractually agreed, through February 28, 2025, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management has also contractually agreed to waive fees (and, to the extent necessary, bear other expenses) of the fund through February 28, 2025, to the extent that total expenses of the fund (excluding brokerage, interest, taxes, investment-related expenses, payments under distribution plans, extraordinary expenses, payments under the fund’s investor servicing contract and acquired fund fees and expenses, but including payments under the fund’s investment management contract) would exceed an annual rate of 0.33% of

Income Fund 87

the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $1,891,138 as a result of this limit.

PIL is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.20% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$807,994	Class R	12,024
Class B	2,164	Class R5	3,862
Class C	60,835	Class R6	84,270
Class M	63,522	Class Y	1,339,895
		Total	$2,374,566

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $67,434 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $1,146, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to

88 Income Fund

Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,189,912
Class B	1.00%	1.00%	12,700
Class C	1.00%	1.00%	358,230
Class M	1.00%	0.50%	187,153
Class R	1.00%	0.50%	35,428
Total			$1,783,423

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $29,450 and $345 from the sale of class A and class M shares, respectively, and received $1 and $164 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $79 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$22,969,748,280	$23,283,523,152
U.S. government securities (Long-term)	—	—
Total	$22,969,748,280	$23,283,523,152

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class A	Shares	Amount	Shares	Amount
Shares sold	10,661,800	$57,902,284	9,740,305	$61,101,138
Shares issued in connection with
reinvestment of distributions	6,991,064	37,919,910	3,664,577	23,237,918
	17,652,864	95,822,194	13,404,882	84,339,056
Shares repurchased	(23,687,656)	(128,190,790)	(26,419,370)	(166,453,706)
Net decrease	(6,034,792)	$(32,368,596)	(13,014,488)	$(82,114,650)

Income Fund 89

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class B	Shares	Amount	Shares	Amount
Shares sold	1,965	$10,814	11,705	$73,365
Shares issued in connection with
reinvestment of distributions	20,997	112,772	16,202	102,463
	22,962	123,586	27,907	175,828
Shares repurchased	(240,312)	(1,290,265)	(259,842)	(1,608,822)
Net decrease	(217,350)	$(1,166,679)	(231,935)	$(1,432,994)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class C	Shares	Amount	Shares	Amount
Shares sold	962,446	$5,197,719	800,371	$5,104,489
Shares issued in connection with
reinvestment of distributions	501,779	2,695,024	299,003	1,894,883
	1,464,225	7,892,743	1,099,374	6,999,372
Shares repurchased	(3,015,180)	(16,165,821)	(4,818,465)	(30,040,568)
Net decrease	(1,550,955)	$(8,273,078)	(3,719,091)	$(23,041,196)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class M	Shares	Amount	Shares	Amount
Shares sold	21,400	$113,073	9,700	$57,338
Shares issued in connection with
reinvestment of distributions	—	—	—	—
	21,400	113,073	9,700	57,338
Shares repurchased	(358,500)	(1,864,380)	(680,000)	(4,069,027)
Net decrease	(337,100)	$(1,751,307)	(670,300)	$(4,011,689)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R	Shares	Amount	Shares	Amount
Shares sold	167,043	$892,671	234,482	$1,483,222
Shares issued in connection with
reinvestment of distributions	114,435	612,894	60,371	378,194
	281,478	1,505,565	294,853	1,861,416
Shares repurchased	(409,953)	(2,189,197)	(528,089)	(3,256,551)
Net decrease	(128,475)	$(683,632)	(233,236)	$(1,395,135)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R5	Shares	Amount	Shares	Amount
Shares sold	71,095	$391,270	85,113	$545,157
Shares issued in connection with
reinvestment of distributions	50,862	279,061	37,836	242,018
	121,957	670,331	122,949	787,175
Shares repurchased	(328,225)	(1,823,233)	(135,820)	(858,175)
Net decrease	(206,268)	$(1,152,902)	(12,871)	$(71,000)

90 Income Fund

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class R6	Shares	Amount	Shares	Amount
Shares sold	11,519,587	$63,213,239	12,562,706	$80,476,951
Shares issued in connection with
reinvestment of distributions	2,466,161	13,645,370	1,214,857	7,831,268
	13,985,748	76,858,609	13,777,563	88,308,219
Shares repurchased	(9,371,916)	(51,855,503)	(14,155,558)	(90,199,613)
Net increase (decrease)	4,613,832	$25,003,106	(377,995)	$(1,891,394)

	YEAR ENDED 10/31/23		YEAR ENDED 10/31/22
Class Y	Shares	Amount	Shares	Amount
Shares sold	46,908,523	$261,636,157	66,769,661	$429,071,062
Shares issued in connection with
reinvestment of distributions	11,008,288	61,131,329	11,251,631	73,347,944
	57,916,811	322,767,486	78,021,292	502,419,006
Shares repurchased	(162,588,983)	(926,324,299)	(202,478,351)	(1,307,865,791)
Net decrease	(104,672,172)	$(603,556,813)	(124,457,059)	$(805,446,785)

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/22	cost	proceeds	income	of 10/31/23
Short-term investments
Putnam Short Term
Investment Fund*	$177,618,143	$300,870,558	$347,564,662	$8,710,312	$130,924,039
Total Short-term
investments	$177,618,143	$300,870,558	$347,564,662	$8,710,312	$130,924,039

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Income Fund 91

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased swap option contracts (contract amount)	$1,774,900,000
Written swap option contracts (contract amount)	$883,000,000
Futures contracts (number of contracts)	5,000
Forward currency contracts (contract amount)	$250,000
OTC interest rate swap contracts (notional)	$1,330,800,000
Centrally cleared interest rate swap contracts (notional)	$5,558,900,000
OTC total return swap contracts (notional)	$15,900,000
OTC credit default contracts (notional)	$153,400,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$22,369,905	Payables	$16,716,519
Foreign exchange
contracts	Receivables	5,632	Payables	—
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	136,950,897*	Unrealized depreciation	104,230,487*
Total		$159,326,434		$120,947,006

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

92 Income Fund

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(1,303,054)	$(1,303,054)
Foreign exchange contracts	—	—	(16,426)	—	$(16,426)
Interest rate contracts	12,109,292	(74,573,998)	—	21,560,971	$(40,903,735)
Total	$12,109,292	$(74,573,998)	$(16,426)	$20,257,917	$(42,223,215)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$4,877,382	$4,877,382
Foreign exchange contracts	—	—	(1,171)	—	$(1,171)
Interest rate contracts	(22,520,526)	46,274,500	—	(9,910,447)	$13,843,527
Total	$(22,520,526)	$46,274,500	$(1,171)	$(5,033,065)	$18,719,738

Income Fund 93

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Toronto-Dominion Bank	Wells Fargo Bank, N.A.	Total
Assets:
OTC Interest rate
swap contracts*#	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$44,475,285	$—	$—	$44,475,285
Centrally cleared interest
rate swap contracts§	—	—	475,957	—	—	—	—	—	—	—	—	—	—	—	—	475,957
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	11,542,000	1,774,645	—	2,031,712	—	780,233	575,655	5,665,660	—	—	22,369,905
Futures contracts§	—	—	—	—	—	—	—	—	—	—	235,333	—	—	—	—	235,333
Forward currency
contracts#	—	—	—	—	—	—	—	—	—	—	—	—	5,632	—	—	5,632
Forward premium swap
option contracts#	19,004,872	5,571,572	—	—	6,606,549	—	—	900,497	4,024,497	10,171,479	—	—	—	176,596	—	46,456,062
Total Assets	$19,004,872	$5,571,572	$475,957	$—	$6,606,549	$11,542,000	$1,774,645	$900,497	$6,056,209	$10,171,479	$1,015,566	$575,655	$50,146,577	$176,596	$—	$114,018,174
Liabilities:
OTC Interest rate
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared interest
rate swap contracts§	—	—	741,980	—	—	—	—	—	—	—	—	—	—	—	—	741,980
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	—	—	—	—	—	1,558,184	—	—	1,558,184
OTC Credit default
contracts — protection
sold*#	152,589	—	—	—	—	5,916,017	700,112	—	319,685	—	4,634,922	246,786	3,188,224	—	—	15,158,335
OTC Credit default
contracts — protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	235,961	—	—	—	—	235,961
Forward currency
contracts#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward premium swap
option contracts#	18,291,839	2,299,417	—	—	2,600,937	—	—	1,370,857	2,365,417	11,525,584	—	—	2,015,500	41,036	—	40,510,587
Total Liabilities	$18,444,428	$2,299,417	$741,980	$—	$2,600,937	$5,916,017	$700,112	$1,370,857	$2,685,102	$11,525,584	$4,870,883	$246,786	$6,761,908	$41,036	$—	$58,205,047

94 Income Fund	Income Fund 95

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	Toronto-Dominion Bank	Wells Fargo Bank, N.A.	Total
Total Financial and
Derivative Net Assets	$560,444	$3,272,155	$(266,023)	$—	$4,005,612	$5,625,983	$1,074,533	$(470,360)	$3,371,107	$(1,354,105)	$(3,855,317)	$328,869	$43,384,669	$135,560	$—	$55,813,127
Total collateral
received (pledged)†##	$446,863	$3,272,155	$—	$—	$3,949,000	$4,904,000	$1,030,000	$(470,360)	$3,371,107	$(1,247,897)	$(3,838,781)	$323,000	$42,468,000	$130,000	$—
Net amount	$113,581	$—	$(266,023)	$—	$56,612	$721,983	$44,533	$—	$—	$(106,208)	$(16,536)	$5,869	$916,669	$5,560	$—
Controlled collateral
received (including
TBA commitments)**	$446,863	$3,438,000	$—	$639,000	$3,949,000	$4,904,000	$1,030,000	$—	$3,420,000	$—	$—	$323,000	$42,468,000	$130,000	$—	$60,747,863
Uncontrolled collateral
received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged)
(including TBA
commitments)**	$—	$—	$—	$—	$—	$(357,508)	$—	$(517,971)	$—	$(1,247,897)	$(5,236,023)	$—	$—	$—	$(556,703)	$(7,916,102)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $13,177,739 and $8,284,400 respectively.

Note 10: Of special note

On May 31, 2023, Franklin Resources, Inc. (“Franklin Resources”) and Great-West Lifeco Inc., the parent company of Putnam U.S. Holdings I, LLC (“Putnam Holdings”), announced that they have entered into a definitive agreement for a subsidiary of Franklin Resources to acquire Putnam Holdings in a stock and cash transaction.

As part of this transaction, Putnam Management, a wholly-owned subsidiary of Putnam Holdings and investment manager to the Putnam family of funds (the “Putnam Funds”), would become an indirect wholly-owned subsidiary of Franklin Resources.

The transaction is subject to customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of these conditions, the transaction is currently expected to be consummated in the fourth quarter of 2023 or early 2024.

Under the Investment Company Act of 1940, as amended, consummation of the transaction will result in the automatic termination of the investment management contract between each Putnam Fund and Putnam Management and any related sub-management and sub-advisory contracts, where applicable. In anticipation of this automatic termination, on June 23, 2023, the Board of Trustees of the Putnam Funds approved a new investment management contract between each Putnam Fund and Putnam Management (and new sub-management and sub-advisory contracts, if applicable).

On November 17, 2023, the fund’s shareholders approved the new investment management contract with Putnam Management and the new sub-management contract for the fund between Putnam Management and PIL, each to take effect upon the consummation of the transaction. The terms of the new investment management and sub-management contracts are substantially similar to those of the previous investment management and sub-management contracts, and the fee rates payable under the new investment management and sub-management contracts are the same as the fee rates under the previous investment management and sub-management contracts.

96 Income Fund	Income Fund 97

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $61,385,699 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2024 will show the tax status of all distributions paid to your account in calendar 2023.

98 Income Fund

Shareholder meeting results (Unaudited)

November 17, 2023 special meeting

At the meeting, a new Management Contract for your fund with Putnam Investment Management, LLC was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
132,273,233	1,414,707	2,967,163

At the meeting, a new Sub-Management Contract for your fund between Putnam Investment Management, LLC and Putnam Investments Limited was approved, as follows:

Votes for	Votes against	Abstentions/Votes withheld
131,984,716	1,585,562	3,084,825

All tabulations are rounded to the nearest whole number.

Income Fund 99

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*

Other directorships: Chair of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.

Barbara M. Baumann

Born 1955, Trustee since 2010, Vice Chair since 2022

Principal occupations during past five years: President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.

Other directorships: Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.

Other directorships: Director of the Great Lakes Science Center and of College Now Greater Cleveland.

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, Dr. Hill served as the 10th president of Vassar College.

Other directorships: Director of Yale-NUS College and Trustee of Yale University.

Kenneth R. Leibler

Born 1949, Trustee since 2006, Vice Chair from 2016 to 2018, Chair since 2018

Principal occupations during past five years: Vice Chair Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.

Other directorships: Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.

Jennifer Williams Murphy

Born 1964, Trustee since 2022

Principal occupations during past five years: Chief Executive Officer and Founder of Runa Digital Assets, LLC, an institutional investment advisory firm specializing in active management of digital assets. Until 2021, Chief Operating Officer of Western Asset Management, LLC, a global investment adviser, and Chief Executive Officer and President of Western Asset Mortgage Capital Corporation, a mortgage finance real estate investment trust.

Other directorships: Previously, a Director of Western Asset Mortgage Capital Corporation.

Marie Pillai

Born 1954, Trustee since 2022

Principal occupations during past five years: Senior Advisor, Hunter Street Partners, LP, an asset-oriented private investment firm; Specialty Leader and Member of the Curriculum Committee of the Center for Board Certified Fiduciaries, a public benefit corporation providing coursework for developing fiduciaries. Until 2019, Vice President, Chief Investment Officer, and Treasurer of General Mills, Inc., a global food company.

Other directorships: Member of the Investment Committee of the Bush Foundation, a nonprofit organization supporting community problem-solving in Minnesota, North Dakota, and South Dakota; Member of the Finance Council and Corporate Board of the Archdiocese of Saint Paul and Minneapolis; Director of Choice Bank, a private, community bank based in North Dakota; and previously a Board Member of Catholic Charities of St. Paul and Minneapolis; former Director of the Catholic Community Foundation of Minnesota; and former Investment Advisory Board Member of the University of Minnesota.

100 Income Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of October 31, 2023, there were 89 mutual funds, 4 closed-end funds, and 12 exchange-traded funds in the Putnam funds complex. Each Trustee serves as Trustee of all funds in the Putnam funds complex.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Income Fund 101

Officers
In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Alan G. McCormack (Born 1964)
Vice President and Chief Compliance Officer	Vice President and Derivatives Risk Manager
Since 2016	Since 2022
Chief Compliance Officer and Chief Risk Officer,	Head of Quantitative Equities and Risk,
Putnam Investments, and Chief Compliance Officer,	Putnam Investments
Putnam Management
Denere P. Poulack (Born 1968)
Michael J. Higgins (Born 1976)	Assistant Vice President, Assistant Clerk,
Vice President, Treasurer, and Clerk	and Assistant Treasurer
Since 2010	Since 2004

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive Officer,	Vice President, Principal Financial Officer, Principal
and Compliance Liaison	Accounting Officer, and Assistant Treasurer
Since 2004	Since 2007
Head of Fund Administration Services,
Richard T. Kircher (Born 1962)	Putnam Investments and Putnam Management
Vice President and BSA Compliance Officer
Since 2019	Stephen J. Tate (Born 1974)
Assistant Director, Operational Compliance, Putnam	Vice President and Chief Legal Officer
Investments and Putnam Retail Management	Since 2021
General Counsel, Putnam Investments,
Martin Lemaire (Born 1984)	Putnam Management, and Putnam Retail Management
Vice President and Derivatives Risk Manager
Since 2022	Mark C. Trenchard (Born 1962)
Risk Manager and Risk Analyst, Putnam Investments	Vice President
Since 2002
Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

102 Income Fund

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Marketing Services	Mona K. Sutphen
Putnam Retail Management		Alan G. McCormack
Limited Partnership	Officers	Vice President and
100 Federal Street	Robert L. Reynolds	Derivatives Risk Manager
Boston, MA 02110	President
Denere P. Poulack
Custodian	James F. Clark	Assistant Vice President,
State Street Bank	Vice President and	Assistant Clerk, and
and Trust Company	Chief Compliance Officer	Assistant Treasurer

Legal Counsel	Michael J. Higgins	Janet C. Smith
Ropes & Gray LLP	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Independent Registered		Principal Accounting Officer,
Public Accounting Firm	Jonathan S. Horwitz	and Assistant Treasurer
PricewaterhouseCoopers LLP	Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

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Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In January 2023, the Code of Ethics of Putnam Investments and Code of Ethics of Putnam Funds were amended. The key changes to the Putnam Investments Code of Ethics are as follows: (i) Prohibition on investments in a single stock ETFs and (ii) Revision to the 7-day blackout rule for Analysts. The key change to the Putnam Funds Code of Ethics was that the provisions of the Code of Ethics for employees of PanAgora Asset Management, inc. and any of its subsidiaries are excluded from the Putnam Funds’ Code of Ethics.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Ms. Murphy and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education.The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

October 31, 2023	$161,752	$ —	$11,021	$ —
October 31, 2022	$157,519	$ —	$10,700	$ —

For the fiscal years ended October 31, 2023 and October 31, 2022, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $231,653 and $308,983 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

October 31, 2023	$ —	$220,632	$ —	$ —
October 31, 2022	$ —	$298,283	$ —	$ —

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Recovery of Erroneously Awarded Compensation.

(a) No

(b) No

Item 14. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(a)(3) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2023